UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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MetLife, Inc.

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Notice of 2018 Annual Meeting and Proxy Statement

MetLife

Navigating life together

MetLife, Inc.

200 Park Avenue, New York, NY 10166

April 26, 2018

Fellow Shareholders:

I am writing to you for the first time in my role as MetLife’s Lead Director to share the Board’s perspective on MetLife’s performance in 2017 and how the Company is progressing with its ongoing transformation.

As Directors, we are responsible for ensuring the Company’s business strategy is sound and management is executing it effectively. We plan for the Company’s future by evaluating management talent against anticipated needs and we play the unique role of acting as advocates for shareholders to ensure your interests are represented in all major decisions affecting MetLife.

The feedback the Board received from shareholders during 2017 has proven invaluable as we continue to focus on creating value for shareholders. MetLife made important progress last year in several areas. The Brighthouse Financial separation opened a new chapter in MetLife’s history. As the Company focuses on less capital-intensive businesses with greater cash-generating potential, it has the opportunity to change how it is viewed and valued by investors.

MetLife achieved a ratio of Core Free Cash Flow to Core Adjusted Earnings of 75 percent last year, hitting the top end of the Company’s projected range. This made it possible to return a record $4.6 billion to shareholders through share repurchases and dividends. In January, MetLife won its long-running legal battle to remove the Company’s Systemically Important Financial Institution (SIFI) designation when the federal government dropped its appeal of the court ruling in our favor. The Board fully supported this effort because we believed it was necessary to preserve MetLife’s ability to compete on a level playing field against other insurers.

We believe MetLife’s management team has also continued to make significant progress in transforming the Company into a business that can perform well and deliver significant value to shareholders in a wide range of economic environments. Part of that transformation will be completing the expense initiative now underway to deliver $800 million of pre-tax run rate annual savings, net of stranded overhead, to the bottom line by 2020.

While these were positive events and trends, we were disappointed with two instances where the Company failed to live up to its own high standards. These involved the tracking of certain group annuity beneficiaries, and the release of reinsurance reserves for Japanese variable annuities in our MetLife Holdings segment. While the Company discovered and proactively reported these errors on its own, they should not have occurred. In response, the Company has made it a priority to strengthen its financial controls and enhance its practices and procedures for communicating with policyholders.

MetLife benefits from a diverse and independent Board, ten of whose eleven members who are nominated for election come from outside the Company. The Directors bring a depth of financial and management expertise to the Company, along with experience that spans financial and nonfinancial industries, government and the nonprofit sector. We remain focused on ensuring the Board has the right mix of skills and experiences to oversee MetLife’s business strategy and operating environment. Last year we enhanced a matrix of the relevant qualifications to guide us in Board succession planning and refreshment. This is discussed in more detail in this Proxy Statement. We will continue to evaluate this matrix as MetLife’s transformation and business needs evolve.

We continue to recruit new Directors who will deliver great value to the Company. We were pleased to have Gerald L. Hassell, the former Chairman and CEO of The Bank of New York Mellon Corporation, join our ranks in February. Alfred F.

Kelly, Jr. will leave the Board in June because of his responsibilities as Visa’s CEO, a role he assumed in December 2016. We are grateful to Al for his many contributions to the Board since he joined us in 2009.

One of the most notable aspects of our 150-year history has been our strong commitment to the quality of life in the communities we serve. We recognize that how companies perform in this area (generally referred to as Corporate Responsibility or Environmental, Social and Governance (ESG) matters) is a topic of growing interest to many investors. We intend MetLife to continue its leadership in this area, including by consolidating our efforts under a new leader to increase efficiency and impact.

Finally, I want to share my view on how we structure the relationship between the Board and MetLife’s CEO. Because the Lead Director’s role is independent and wide-ranging, I believe it provides strong and effective oversight while also enabling the most productive interaction between the Board, the Company’s senior leaders and its shareholders. While some investors believe in always separating the roles of Chairman and CEO, I believe shareholders’ interests are best served when a Board is able to consider all appropriate leadership options in selecting the best qualified Chairman to address the Company’s circumstances and needs.

We are grateful for your continued engagement with, and support of, our Board and MetLife as we continue to transform our business and improve our operations.

Sincerely,

R. Glenn Hubbard

Lead Director

MetLife, Inc.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Place: 200 Park Avenue New York, New York 10166 Date: June 12, 2018 Time: 2:30 p.m., Eastern Time Record Date: April 13, 2018

  ITEMS OF BUSINESS:

1. The election of 11 Directors, each for a one-year term;

2. The ratification of the appointment of Deloitte & Touche LLP as MetLife, Inc.’s independent auditor for 2018;

3. An advisory (non-binding) vote to approve the compensation paid to MetLife, Inc.’s Named Executive Officers;

4. A shareholder proposal to adopt a policy that the Chairman of the Board be an independent Director; and

5. Such other matters as may properly come before the meeting.

Information about the matters to be acted upon at the meeting is contained in the accompanying Proxy Statement.

MetLife, Inc. common stock shareholders of record at the close of business on April 13, 2018 will be entitled to vote at the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Jeannette N. Pina

Vice President and Secretary

New York, New York

April 26, 2018

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 12, 2018:

The accompanying Proxy Statement, the MetLife, Inc. 2017 Annual Report to Shareholders, the Chairman’s Letter, and directions to the location of the 2018 annual meeting of shareholders are available at http://investor.metlife.com by selecting the appropriate link under “Related Links”.

PROXY STATEMENT

This Proxy Statement contains information about the 2018 annual meeting of shareholders (Annual Meeting) of MetLife, Inc. (MetLife or the Company). We are providing proxy materials to solicit proxies on behalf of the MetLife Board of Directors. We are sending certain of our shareholders a Notice of Internet Availability of Proxy Materials (Notice) on or about April 26, 2018. The Notice includes instructions on how to access our Proxy Statement, 2017 Annual Report to Shareholders, and Chairman’s Letter online. Shareholders who have previously requested a printed or electronic copy of the proxy materials will continue to receive such a copy of the proxy materials, which will be sent on or about April 26, 2018. Please see “Accessing your proxy materials” on page 108 for additional information.

Cover image:

MetLife’s principal executive

offices, 200 Park Avenue in

New York City.

2018 Proxy Statement	i

A Note About Non-GAAP Measures

A NOTE ABOUT NON-GAAP MEASURES

In this Proxy Statement, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). Non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

($ in millions, except per share data and as otherwise indicated)	2015	2016	2017

Net income (loss) available to MetLife, Inc.’s common shareholders	$5,163	$627	$3,643
Net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share		$0.57	$3.38
Premiums, fees and other revenues		$44,370	$45,843
Return on MetLife, Inc.’s common stockholder equity		0.9%	5.9%
Book value per common share		$59.35	$53.57
MetLife, Inc.’s stockholders’ equity		$67,087	$57,968
MetLife, Inc.’s net cash provided by (used in) operating activities ($ in billions)	$1.6	$3.7	$6.5

MetLife presented the amounts above for 2017 and 2016 in its quarterly financial supplement furnished on Form 8-K on February 13, 2018. Each of the amounts presented above exclude the impact of the release of reserves related to variable annuity guarantees from a former operating joint venture in Japan.

This Proxy Statement refers to Core financial measures, including

•	Core Adjusted Earnings;

•	Core Adjusted Earnings Per Share (or Core Adjusted EPS);

•	Core Adjusted Return on Equity (or Core Adjusted ROE);

•	Core Adjusted Expense Ratio; and

•	Core Free Cash Flow.

Core financial measures (except Core Free Cash Flow) are based on Adjusted measures. All Core financial measures, including Core Free Cash Flow, are modified for:

•	Notable Items; and

•	historical results for Brighthouse Financial, which separated from MetLife during 2017 (the Separation or Brighthouse Financial Separation), are included in the results of discontinued operations.

Core Adjusted Return on Equity has also been modified for:

•	MetLife’s net equity of assets and liabilities of disposed subsidiary, as well as MetLife’s equity investment in Brighthouse Financial, Inc. common stock from the Separation through 2017 year-end; and

•	Separation-related items (e.g., transaction costs).

Core Free Cash Flow has also been modified for Separation-related items (e.g., transaction costs).

Core Adjusted ROE excludes accumulated other comprehensive income (AOCI) other than foreign currency translation adjustment (FCTA).

2018 Proxy Statement	ii

A Note About Non-GAAP Measures

MetLife’s Business Plan (Business Plan) measures are on a Core basis, except:

•	Business Plan goals for purposes of the MetLife Annual Variable Incentive Plan (AVIP) for 2017 were based on Adjusted Earnings excluding historical Brighthouse Financial results but not modified for Notable Items or other Core modifications; and

•	2017 Business Plan goals for purposes of Performance Shares were based on Adjusted Earnings excluding historical Brighthouse Financial results, MetLife’s equity investment in Brighthouse Financial from the Separation through year-end 2017 and Separation-related items, but not modified for Notable Items.

Notable Items reflect the unexpected impact of events that affect the Company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable items also include certain items, regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of Company results and to evaluate and forecast those results. Notable Items are identified in the Company’s Quarterly Financial Supplements as: (1) variable investment income; (2) catastrophe experience and prior year development, net; (3) actuarial assumption review and other insurance adjustments; (4) litigation reserves & settlement costs; (5) expense initiative costs; (6) other expense-related items; and (7) tax adjustments. Notable Items represent a positive or negative impact to adjusted earnings available to common shareholders.

Book Value Per Share excludes AOCI other than FCTA. Book Value Per Share is not presented in Core form.

See Appendix B for further information.

2018 Proxy Statement	iii

Proxy Summary

PROXY SUMMARY

This summary provides highlights of information contained elsewhere in this Proxy Statement and does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully before voting.

Voting Your Shares

Record date	April 13, 2018

Voting	Shareholders as of the record date are entitled to vote. Each share of MetLife common stock (a Share) is entitled to one vote for each Director nominee and one vote for each of the other proposals.

Your vote is important. Shareholders of record may vote their Shares in person at the Annual Meeting or by using any of the following methods. Beneficial owners whose Shares are held at a brokerage firm or by a bank or other nominee should follow the voting instructions received from such nominee. Participants in the MetLife 401(k) Plan should refer to voting instructions on pages 109.

Internet	Telephone	Mail
www.investorvote.com/MET no later than 10:00 a.m., Eastern Time, June 12, 2018.	1-800-652-8683 until 10:00 a.m., Eastern Time, June 12, 2018.	Complete, sign and return your proxy card by mail (if you received printed copies of the proxy materials) so that it is received by MetLife c/o Computershare prior to the Annual Meeting.

Proposals for Your Vote

Proposal	Directors’ Recommendation	Vote Required	Page Reference

Proposal 1 Election of 11 Directors to one-year terms	FOR each nominee	Majority of Shares voted	11
Proposal 2 Ratification of appointment of Deloitte & Touche LLP as MetLife’s independent auditor for 2018	FOR	Majority of Shares voted	37
Proposal 3 Advisory vote to approve compensation paid to the Company’s Named Executive Officers	FOR	Majority of Shares voted	41
Proposal 4 Shareholder proposal to adopt a policy that the Chairman of the Board be an independent Director	AGAINST	Majority of Shares voted	113

2018 Proxy Statement	1

Proxy Summary

Company Strategy

The Company has taken, and continues to take, numerous actions to maximize shareholder value. MetLife is executing the most dramatic transformation in its history.

Refreshed Enterprise Strategy

MetLife’s refreshed enterprise strategy prioritizes businesses with strong risk-adjusted internal rates of return, lower capital intensity, and higher ratio of Free Cash Flow to Adjusted Earnings.

Optimize value and risk
–	Focus on in-force and new business opportunities using Accelerating Value analysis
–	Optimize cash and value
–	Balance risk across MetLife

Drive operational excellence
–	Become a more efficient, high performance organization
–	Focus on the customer with a disciplined approach to unit cost improvement

Deliver the right solutions for the right customers
–	Use customer insights to deliver differentiated value propositions - products, services and experiences to win the right customers and earn their loyalty

Strengthen distribution advantage
–	Transform our distribution channels to drive productivity and efficiency through digital enablement, improved customer persistency and deeper customer relationships

“One MetLife,” “Digital,” and “Simplified” are the key enablers of our strategy

2018 Proxy Statement	2

Proxy Summary

Company Initiatives

MetLife’s Board of Directors remains supportive of the Company’s strategy and its ability to drive shareholder value, while holding management accountable for consistent execution.

Separation of Brighthouse Financial, the centerpiece of our refreshed strategy:

•	Allows MetLife to operate with greater focus

•	Increases MetLife’s predictability of distributable cash flows, and reduces its balance sheet and income statement volatility, by lowering exposure to market-sensitive products

•	Moves MetLife’s mix of U.S. business toward shorter-tail liabilities

•	Diversifies MetLife’s Adjusted Earnings across multiple markets

•	Contributes to improved Adjusted ROE

•	Reduces MetLife’s cost of capital

•	Preserves common dividend at pre-Separation level

Prevailed in Litigation to Rescind Systemically Important Financial Institution (SIFI) Designation

•	Maintains level competitive playing field with rest of industry

Returning Capital to Shareholders, including:

•	Returned a MetLife record $4.6 billion in 2017 by generating a 75% ratio of Core Free Cash Flow to Core Adjusted Earnings

•	New $2 billion common stock repurchase authorization

•	2018 goal to return almost $5 billion

Operational Excellence, our top focus in 2018:

•	Maintain strict capital budgeting to drive profitable growth

•	Demonstrate the same discipline in execution, including efforts to remediate material weaknesses in internal control over financial reporting

•	Re-set the bar to best-in-class customer service

•	Commit to unit cost initiative goal of $800 million in pre-tax run rate annual savings, net of stranded overhead, to the bottom line by 2020

•	Accelerate the pace of digital transformation by building out core technology and developing new digital platforms

2018 Proxy Statement	3

Proxy Summary

Executive Pay for Performance

The Company maintained its pay for performance practices in 2017. The vast majority of Named Executive Officers’ Total Compensation for 2017 performance was variable and depended on performance. In addition, the Compensation Committee allocated a greater portion of variable compensation to stock-based long-term incentives (LTI) than to annual cash incentives. Key highlights of performance the Compensation Committee considered in making Total Compensation decisions for the Executive Officers, and how it aligned those decisions with performance, are described in the Compensation Discussion and Analysis beginning on page 43, and include:

•	The Company met or exceeded key Core financial performance goals for 2017, as reflected on page 47.

•	The Committee approved total AVIP funding for 2017 awards to all eligible employees at 111.2% of target.

•	The Committee exercised informed judgment beyond the formulaic funding in determining AVIP awards for the Named Executive Officers for 2017 performance. All AVIP awards were flat or lower compared to 2016 in consideration of factors such as low relative Total Shareholder Return (TSR) and operational challenges, except the award to the Named Executive Officer promoted in 2017. The awards to the Chief Executive Officer (CEO) and Chief Financial Officer (CFO) were 25% lower than 2016 awards.

•	The Committee’s LTI grants to Executive Officers in 2018 reflect confidence in the management team and recognize progress with the refreshed strategy. The Company meaningfully increased two Named Executive Officers’ responsibilities during 2017, with corresponding increases in LTI.

•	Following the Company’s discussions with several large investors, the Committee increased the portion of LTI for the CEO and the other most senior executives of the Company (the Executive Officers or Executive Group) delivered in Performance Shares to 70% to further improve alignment with the value returned to shareholders. The realized value of Performance Shares will depend on future Company performance and stock price performance (both absolute and relative to peers).

Total Compensation comprises AVIP awards for 2017 performance, award value of LTI granted in 2018 based on performance and expectations of future contributions to performance, and base salary earned during 2017.

2018 Proxy Statement	4

Proxy Summary

Executive Compensation Practices with Strong Corporate Governance Features, including:

Compensation Promotes MetLife’s Success
✓Vast majority of compensation is performance-based
✓3-year vesting period for LTI, with Performance Shares based on both internal goals and relative performance
✓Share ownership requirements
✓Incentive award total funding determined by business performance and individual awards driven by individual contributions

✓Incentives promote prudent risk-taking (no formulaic awards; key performance indicator excludes net investment gains/losses, net derivative gains/losses, and variable investment income +/-10% from goal; use multi-year performance to determine the payout value of LTI)

✓Performance-based compensation recoupment (clawback) policy

Safeguards to Protect Shareholder Interests
No	supplemental retirement plan for Executive Group
No	excessive perquisites
No	repricing/replacing stock options unless shareholder approved
No	“single trigger” change-in-control severance pay or vesting of LTI awards without the opportunity to substitute with alternative deferred awards
No	change-in-control severance beyond 2x average salary and annual cash incentive pay
No	excise tax payment/gross-up for change-in-control payments, or tax gross-up for any perquisites or benefits (except certain relocation/other transitionary arrangements)
No	pledging, hedging, short sales, or trading in puts/calls
No	employment contracts with U.S.-based Executive Group

2018 Proxy Statement	5

Proxy Summary

Shareholder Engagement

In 2017, Company executives, as well as the Independent Lead Director and the Governance and Corporate Responsibility Committee Chair, engaged with shareholders to solicit and better understand their views on a number of issues, including the Company’s business strategy, corporate governance practices, talent management, corporate responsibility initiatives and the 2017 say-on-pay vote results (86% of Shares voted favorably).

With regard to executive compensation, shareholders generally:

•	praised the quality of the Company’s disclosure, consistency in program design, performance metrics, and articulation of business strategy.

•	supported the Company’s executive compensation program design and its alignment with the Company’s business strategy.

•	urged management to execute consistently and improve TSR performance.

•	agreed that the Committee’s selective use of discretion in the design and administration of incentive plans is reasonable, so long as it aligns pay with performance.

The Compensation Committee, after considering this feedback, increased the portion of Executive Group members’ LTI awarded in Performance Shares from 50% to 70% of the total award value and reduced the percentage of Stock Options and Restricted Stock Units. Because TSR relative to competitors and Adjusted Return on Equity relative to Business Plan drive the ultimate number of Shares each executive earns for Performance Shares, the Committee is confident that this change will reinforce and further strengthen the link between shareholder interests and executive rewards.

Corporate Responsibility

Through the Company’s shareholder engagement, shareholders have also expressed growing interest in the Company’s environmental, social and governance practices, as well as its corporate responsibility initiatives. MetLife is committed to being a responsible corporate citizen by building a more secure future for individuals, families and communities around the world and investing in the communities we serve and our broader economy. MetLife takes a strategic approach to corporate responsibility consistent with its mission, as described in more detail in “Corporate Responsibility” on page 34. To ensure this strategic focus, the Company is creating and filling a new role to manage all corporate responsibility and social impact initiatives, and has created its first global pay equity statement, which will be published in its upcoming Corporate Responsibility report.

To learn more about our corporate responsibility efforts and view our annual Corporate Responsibility report, visit https://www.metlife.com/about/corporate-responsibility/.

2018 Proxy Statement	6

Proxy Summary

Best Practices in Corporate Governance

The Company has a proven track record of implementing best practices in corporate governance.

Governance Best Practices		Sound Policies

Independent Lead Director and Board Committees

Frequent Board executive sessions

Comprehensive annual Board and
Committee assessment process

Publicly disclosed political contributions

Committee Chair rotation practices

Share ownership requirements for executives and Directors Policy prohibiting hedging or pledging Company securities Performance-based compensation recoupment policy

Robust Shareholder Rights Shareholder right to call special meeting Shareholder proxy access Majority vote standard No “poison pill”

Board Oversight of Risk Management

The Company’s Board of Directors has active and robust practices in risk management oversight:

•	Finance and Risk Committee oversees assessment, management, and mitigation of material risks, as well as capital and liquidity management practices.

•	Other committees also have significant risk management oversight:

✓	Audit: legal and regulatory compliance and internal controls;

✓	Governance and Corporate Responsibility: ethics, compliance programs and sales practices;

✓	Investment: investment portfolio risks; and

✓	Compensation: compensation plan risks, e.g. avoiding incentives to take excessive risk.

2018 Proxy Statement	7

Proxy Summary

Director Nominees’ Experience, Tenure, Independence and Diversity

The Company has nominated highly-qualified, independent leaders to continue to serve on its Board of Directors.

91% Independent	Accountable • All Directors elected annually • Robust independent Lead Director role • Majority voting standard Gender Diversity • 27% women

Ongoing Board Refreshment Retirement Age + Annual Board Evaluation + Commitment to Ongoing Refreshment Six new Directors since 2013 Average tenure 6.6 years	Diversity of Tenure

2018 Proxy Statement	8

Proxy Summary

The following table provides summary information about each Director nominee. The designations below will be effective June 12, 2018 immediately following the Annual Meeting, provided that each Director is re-elected.

Committee Membership
Nominee	Primary Qualifications	Independent	Audit	Compensation	Executive	Finance and Risk	Governance and Corporate Responsibility	Investment

Cheryl W. Grisé Former Executive Vice President, Northeast Utilities	- Executive Leadership - Corporate Governance / Public Company Board - Regulated Industry / Government - Corporate Affairs	Û	Û	Û	Û		CHAIR

Carlos M. Gutierrez Co-Chair, The Albright Stonebridge Group	- Executive Leadership - Corporate Governance / Public Company Board - Global Literacy - Consumer Insight / Analytics	Û					Û	Û

Gerald L. Hassell Former Chairman of the Board and Chief Executive Officer, The Bank of New York Mellon Corporation	- Executive Leadership - Regulated Industry / Government - Financial Expertise, CFO and Audit - Risk Management	Û	Û	Û		Û

David L. Herzog Former Chief Financial Officer and Executive Vice President, American International Group	- Executive Leadership - Financial Services - Global Literacy - Financial Expertise, CFO and Audit	Û	CHAIR	Û	Û	Û

R. Glenn Hubbard, Ph.D. Lead Director Dean and Russell L. Carson Professor of Economics and Finance, Graduate School of Business, Columbia University	- Corporate Governance / Public Company Board - Regulated Industry / Government - Investments - Corporate Affairs	Û			Û		Û	Û

Steven A. Kandarian Chairman of the Board, President and Chief Executive Officer, MetLife, Inc.	- Executive Leadership - Financial Services - Regulated Industry / Government - Investments				CHAIR

Edward J. Kelly, III Former Chairman, Institutional Clients Group, Citigroup Inc.	- Executive Leadership - Corporate Governance / Public Company Board - Financial Services - Global Literacy	Û	Û	Û	Û	CHAIR

2018 Proxy Statement	9

Proxy Summary

Committee Membership
Nominee	Primary Qualifications	Independent	Audit	Compensation	Executive	Finance and Risk	Governance and Corporate Responsibility	Investment

William E. Kennard Former U.S. Ambassador to the European Union	- Corporate Governance / Public Company Board - Global Literacy - Regulated Industry / Government - Investments	Û			Û	Û		CHAIR

James M. Kilts Founding Partner, Centerview Capital	- Executive Leadership - Corporate Governance / Public Company Board - Global Literacy - Consumer Insight / Analytics	Û		CHAIR	Û		Û	Û

Catherine R. Kinney Former President and Co-Chief Operating Officer, New York Stock Exchange, Inc.	- Executive Leadership - Corporate Governance / Public Company Board - Financial Services - Regulated Industry / Government	Û	Û			Û

Denise M. Morrison President and Chief Executive Officer, Campbell Soup Company	- Executive Leadership - Corporate Governance / Public Company Board - Global Literacy - Consumer Insight / Analytics	Û		Û			Û

2018 Proxy Statement	10

PROPOSAL 1 — Election of Directors for a One-Year  Term Ending at the 2019 Annual Meeting of Shareholders

PROPOSAL 1 — ELECTION OF DIRECTORS FOR A ONE-YEAR TERM ENDING AT THE 2019 ANNUAL MEETING OF SHAREHOLDERS

The Board of Directors recommends that you vote FOR the election of each of the Director nominees.

The Company’s success and long-term value depend on the judgment, initiative, and efforts of its Directors. As a Board, these individuals oversee MetLife’s business policies and strategies. They also oversee the Chief Executive Officer and the other Executive Officers in their management of the Company’s business.

The Board of Directors currently has 12 members. One current member, Alfred F. Kelly, Jr. will not seek re-election at the Annual Meeting.

Each Director nominee is currently serving as a MetLife Director and has agreed to continue to serve if elected. The Board of Directors has no reason to believe that any nominee would be unable to serve if elected. However, if for any reason a nominee should become unable to serve at or before the Annual Meeting, the Board could reduce the size of the Board or nominate a replacement candidate for election. If you granted a proxy to vote your Shares, the individuals who have your proxy could use their discretion to vote for a replacement candidate nominated by the Board. The proxies will not have authority to vote for a greater number of nominees than the number of nominees named on the proxy card, and will accordingly not have authority to fill the vacancy resulting from the departure of Mr. Kelly.

Each of the Director nominees is also currently serving as a director of Metropolitan Life Insurance Company (MLIC), a direct, wholly-owned subsidiary of MetLife with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the Exchange Act), in connection with the issuance of certain insurance products. The common stock of MLIC is not publicly traded.

2018 Proxy Statement	11

Board Composition and Refreshment

Board Composition and Refreshment

The Company believes that an effective, experienced and diverse Board of Directors is crucial to the Company’s governance framework and business success. The Governance and Corporate Responsibility Committee (in this discussion, also referred to as the Committee), which is principally responsible for identifying and recommending director candidates, looks for candidates with sound judgment and character, who are committed to MetLife’s values and can effectively oversee the Company’s business. To assist with candidate assessment, the Committee utilizes a matrix of the relevant skills and experiences that evolve as the Company’s business and strategy shift. With this in mind, the Board, led by the Governance and Corporate Responsibility Committee Chair, identified the following skills and experiences as most relevant for the Company’s Board at this time:

Executive Leadership. Public company CEO or senior executive experience managing a complex organization.	Financial Expertise, CFO and Audit. Experience as financial expert and/or a public company CFO or audit partner.

Corporate Governance / Public Company Board. Experience in public company corporate governance related issues, policies and best practices.	Risk Management. Experience in risk management with oversight of different types of risk.

Financial Services. Experience working as a senior finance executive or insurance industry expertise.	Consumer Insight / Analytics. Experience in marketing and interpreting consumer behaviors.

Global Literacy. Experience as a senior executive working for an international company or working or living in countries outside of the U.S.	Technology. Experience with innovative technology, digital generation and technology-driven issues, and the regulatory landscape.

Regulated Industry / Government. Experience in operating businesses in similar, highly regulated industries, interacting with regulators and policymakers and/or working in government.	Corporate Affairs. Experience in corporate affairs, philanthropy, community development, and environmental or corporate responsibility.

Investments. Experience in financial investments markets and investment decisions and strategy.

The Committee and the Board regularly discuss Board succession planning in light of the Board’s collective skills, experiences, backgrounds and cognitive diversity. The Committee is particularly focused on ensuring that the candidates for key Board positions, such as Lead Director and Committee Chairs, have the appropriate skills and experiences.

In February 2018, the Company welcomed Gerald L. Hassell to its Board. As described in his biography on page 15, Mr. Hassell brings extensive financial expertise and risk management experience, having successfully led a major public financial institution as a Chief Executive Officer. In the last five years, the Company has refreshed approximately half of the Board.

Six new directors in last five years

2018 Proxy Statement	12

Director Nominees

Director Nominees

Cheryl W. Grisé

age 65, Former Executive Vice President, Northeast Utilities

Director since 2004

Ms. Grisé’s experience as the Chief Executive Officer of a major enterprise subject to complex regulations has provided her with a substantive understanding of the challenges of managing a highly regulated company such as MetLife. With her executive experience and her experience as a General Counsel and Corporate Secretary, Ms. Grisé brings a unique perspective on the Board’s responsibility for overseeing the management of a regulated enterprise and the effective functioning of the Company’s corporate governance structures.

Primary Qualifications	Executive Leadership Regulated Industry / Government	Corporate Governance / Public Company Board Corporate Affairs

Professional Highlights:

•	Northeast Utilities, a public utility holding company engaged in the distribution of electricity and natural gas (1980 – 2007)
–	Executive Vice President (December 2005 – July 2007)
–	Chief Executive Officer of principal operating subsidiaries (September 2002 – January 2007)
–	President, Utility Group, Northeast Utilities Service Company (May 2001 – January 2007)
–	President, Utility Group (May 2001 – December 2005)
–	Senior Vice President, Secretary and General Counsel (1998 – 2001)

Other Professional and Leadership Experience:

•	Trustee Emeritus, University of Connecticut Foundation
•	Senior Fellow, American Leadership Forum
•	Other public company directorships: PulteGroup, Inc.; ICF International
•	Prior public company directorships (past five years): Pall Corporation

Education:

•	B.A., University of North Carolina at Chapel Hill
•	J.D., Thomas Jefferson School of Law
•	Executive Management Program, Yale University School of Organization and Management

2018 Proxy Statement	13

Director Nominees

Carlos M. Gutierrez

age 64, Co-Chair, The Albright Stonebridge Group

Director since 2013

As Chairman and Chief Executive Officer of Kellogg, Secretary Gutierrez gained deep insight into the complex challenges of guiding a large enterprise in a competitive global economy. As Secretary of Commerce, he worked with government and business leaders to promote America’s economic interests. Secretary Gutierrez’s unique mix of experience gives him a valuable perspective and ability to oversee management’s efforts to grow and develop MetLife’s global business and its interactions with domestic and foreign governments and regulators.

Primary Qualifications	Executive Leadership Global Literacy	Corporate Governance / Public Company Board Consumer Insight / Analytics

Professional Highlights:

•	The Albright Stonebridge Group, a consulting firm (April 2013 – Present)
–	Co-Chair (February 2014 – Present)
–	Vice Chair (April 2013 – February 2014)
•	Vice Chairman, Institutional Client Group, Citigroup Inc., a financial services corporation (January 2011 – February 2013)
•	Chairman and Founding Consultant of Global Political Strategies, a division of APCO Worldwide, Inc., a consulting firm (2010 – 2011)
•	Secretary of Commerce of the United States (February 2005 –January 2009)
•	Kellogg Company, a manufacturer of packaged food products (1975 – 2005)
–	Chairman and Chief Executive Officer (2000 – 2005)
–	Chief Executive Officer (1999 – 2000)
–	President and Chief Operating Officer (1998 – 1999)

Other Professional and Leadership Experience:

•	Chairman, National Foreign Trade Association
•	Chairman, Board of Trustees, Meridian International Center
•	Co-founder, TheDream.US
•	Member, Board of Directors of:
–	Viridis Learning, Inc.
–	PwC (United States)
•	Other public company directorships: Occidental Petroleum Corporation; Time Warner, Inc.

Education:

•	Instituto Tecnologico y de Estudios Superiores de Monterrey, Business Administration Studies

2018 Proxy Statement	14

Director Nominees

Gerald L. Hassell

age 66, Former Chairman of the Board and Chief Executive Officer, The Bank of New York Mellon Corporation

Director since 2018

A seasoned executive in financial services, Mr. Hassell brings extensive financial services expertise to MetLife. As the Chairman and Chief Executive Officer of The Bank of New York Mellon Corporation (BNY Mellon), he successfully led a large and complex financial institution and oversaw risk management in a highly regulated industry, with a sophisticated understanding of shareholder value creation. These experiences and expertise are important to the Board’s oversight of the Company’s design and approach to risk management. In addition, his commitment to social responsibility and community development makes him a valuable resource for MetLife’s corporate and social responsibility initiatives.

Primary Qualifications	Executive Leadership Financial Expertise, CFO and Audit	Regulated Industry / Government Risk Management

Professional Highlights:

•	BNY Mellon, a financial services corporation
–	Chairman of the Board (August 2011 – December 2017)
–	Chief Executive Officer (August 2011 – July 2017)
–	President, The Bank of New York Company, Inc. (merged with Mellon Financial Corporation in 2007 to form BNY Mellon) (September 1998 – July 2007)
–	Various other executive leadership positions

Other Professional and Leadership Experience:

•	Member of :
–	Board of Visitors, Columbia University Medical Center
–	Board of Directors, Lincoln Center for the Performing Arts
–	Board of Trustees, Duke University
–	Board of Directors, Big Brothers and Big Sisters of New York City
–	Business Council
–	Economic Club of New York
•	Former member of the Financial Services Forum
•	Other public company directorships: Comcast Corporation

Education:

•	B.A., Duke University
•	M.B.A., New York University Stern School of Business

2018 Proxy Statement	15

Director Nominees

David L. Herzog

age 58, Former Chief Financial Officer and Executive Vice President of American International Group

Director since 2016

Mr. Herzog brings more than three decades of life insurance and financial services expertise to MetLife. His experience as the Chief Financial Officer of a global insurance company uniquely positions him to enhance shareholder value by leveraging his financial and risk management expertise, executive leadership experience, and deep understanding of the insurance business. These qualities and his broad knowledge of and experience in accounting are valuable to the Board’s oversight of the management of MetLife.

Primary Qualifications	Executive Leadership Global Literacy	Financial Services Financial Expertise, CFO and Audit

Professional Highlights:

•	American International Group (AIG), an insurance company (2000 – 2016)
–	Chief Financial Officer and Executive Vice President (October 2008 – April 2016)
–	Senior Vice President and Comptroller (June 2005 – October 2008)
–	Chief Financial Officer for worldwide life insurance operations (April 2004 – June 2005)
–	Vice President, Life Insurance (2003 – 2004)
–	Various senior officer positions, including Chief Financial Officer and Chief Operating Officer of American General Life following its acquisition by AIG
•	Various executive positions, GenAmerica Corporation (1991 – 2000), including:
–	Chief Financial Officer (1999 – 2000)
–	President, GenAm Shared Services (1998 – 1999)
•	Controller, Family Guardian Life Insurance Company (1987 – 1991)
•	Coopers & Lybrand, a predecessor firm of PricewaterhouseCoopers LLP (1982 – 1987)

Other Professional and Leadership Experience:

•	Member of numerous professional and civic organizations, including:
–	Investment Advisory Committee, University of Missouri
–	Strategic Development Board, University of Missouri Business School
•	Former member of Federal Advisory Committee on Insurance
•	Other public company directorships: Ambac Financial Group, Inc.; DXC Technology Company
•	Prior public company directorships (past five years): AerCap Holdings N.V.

Education:

•	B.S., University of Missouri-Columbia
•	M.B.A., University of Chicago Booth School of Business

2018 Proxy Statement	16

Director Nominees

R. Glenn Hubbard, Ph.D.

age 59, Dean and Russell L. Carson Professor of Economics and Finance, Graduate School of Business, Columbia University

Lead Director

Director since 2007

As an economic policy advisor to the highest levels of government and financial regulatory bodies, Dr. Hubbard has an unparalleled understanding of global economic conditions and emergent regulations and economic policies. This expertise contributes to the Board’s understanding of how shifting economic conditions and developing regulations and economic policies may impact MetLife’s investments, businesses, and operations worldwide.

Primary Qualifications	Corporate Governance / Public Company Board Investments	Regulated Industry / Government Corporate Affairs

Professional Highlights:

•	Columbia University
–	Dean, Graduate School of Business (2004 – Present)
–	Russell L. Carson Professor of Economics and Finance, Graduate School of Business (1994 – Present)
–	Professor of Economics, Faculty of Arts and Sciences (1997 – Present)
•	Co-Chair, Committee on Capital Markets Regulation, an independent nonprofit research organization (2006 – Present)
•	Chairman, President’s Council of Economic Advisers, an agency within the Executive Office of the President of the United States (2001 – 2003)
•	Chairman of the Economic Policy Committee, Organization for Economic Cooperation and Development, an international economic and trade organization (2001 – 2003)
•	Deputy Assistant Secretary for Tax Policy, United States Department of the Treasury (1991 – 1993)

Other Professional and Leadership Experience:

•	Member of numerous professional and civic organizations, including:
–	Economic Advisory Panel, Federal Reserve Bank of New York
–	Council on Foreign Relations
–	Advisory Board of the National Center on Addiction and Substance Abuse
•	Other public company directorships: Automatic Data Processing, Inc.; BlackRock Closed-End Funds
•	Prior public company directorships (past five years): KKR Financial Holdings LLC

Education:

•	B.A. and B.S., University of Central Florida
•	Ph.D. and A.M., Harvard University

2018 Proxy Statement	17

Director Nominees

Steven A. Kandarian

age 66, Chairman of the Board, President and Chief Executive Officer, MetLife, Inc.

Director since 2011

Mr. Kandarian’s leadership and financial acumen, as well as his Company experience, including as President and Chief Executive Officer and his earlier responsibilities for Investments, Global Brand and Marketing Services, and enterprise-wide corporate strategy, have provided him with a deep understanding of the Company’s businesses and global operations and the Company’s strategic direction and leadership selection.

Primary Qualifications	Executive Leadership Regulated Industry / Government	Financial Services Investments

Professional Highlights:

•	MetLife, Inc.
–	Chairman of the Board (January 2012 – Present)
–	President and Chief Executive Officer (May 2011 – Present)
–	Executive Vice President and Chief Investment Officer (April 2005 – April 2011)
•	Executive Director, Pension Benefit Guaranty Corporation, a United States government agency (2001 – 2004)
•	Founder and Managing Partner, Orion Partners, LP, a private equity firm (1993 – 2001)
•	Founder and President, Eagle Capital Holdings, where Mr. Kandarian formed a private merchant bank to sponsor equity investments in small and mid-sized businesses (1990 – 1993)
•	Managing Director, Lee Capital Holdings, a private equity firm (1984 – 1990)
•	Mr. Kandarian began his career at Rotan Mosle, Inc., an investment bank

Other Professional and Leadership Experience:

•	Member of:
–	Board of Directors, Damon Runyon Cancer Research Foundation
–	Board of Directors, Institute of International Finance (IIF)
–	Board of Directors, Lincoln Center for the Performing Arts
–	Board of Directors, Partnership for New York City
–	Business Council
–	Business Roundtable
•	Chair, Insurance Regulatory Committee of the IIF
•	Other public company directorships: Exxon Mobil Corporation

Education:

•	B.A., Clark University
•	J.D., Georgetown University Law Center
•	M.B.A., Harvard Business School

2018 Proxy Statement	18

Director Nominees

Edward J. Kelly, III

age 64, Former Chairman, Institutional Clients Group, Citigroup Inc.

Director since 2015

Mr. Kelly’s extensive leadership experience as an executive in the financial services industry further strengthens the Board’s strong qualifications to oversee the execution of MetLife’s strategies in complex legal and regulatory environments. His experience includes key roles in building a client-centric model and managing the global operations of a major financial institution. Further, Mr. Kelly’s deep knowledge of investments and financial products and services makes him a valuable asset to MetLife and its shareholders.

Primary Qualifications	Executive Leadership Financial Services	Corporate Governance / Public Company Board Global Literacy

Professional Highlights:

•	Citigroup Inc., a financial services corporation
–	Chairman, Institutional Clients Group (January 2011 – July 2014)
–	Chairman, Global Banking (April 2010 – January 2011)
–	Vice Chairman (July 2009 – March 2010)
–	Chief Financial Officer (March 2009 – July 2009)
–	Head of Global Banking (September 2008 – March 2009)
–	President and Chief Executive Officer, Citi Alternative Investments (March 2008 – August 2008)
–	President, Citi Alternative investments (February 2008 – March 2008)
•	Managing Director, The Carlyle Group, an asset management firm (July 2007 – January 2008)
•	Executive and leadership positions at various organizations, including:
–	The PNC Financial Services Group, Inc., a financial services corporation (March 2007 – June 2007)
–	Mercantile Bankshares Corporation, a financial services corporation (March 2001 – March 2007)
–	J.P. Morgan Chase & Co. (and its predecessor company J.P. Morgan & Co. Incorporated), a financial services corporation (November 1994 – January 2001)
•	Partner, Davis Polk & Wardwell LLP, a law firm (January 1988 – October 1994)

Other Professional and Leadership Experience:

•	Senior Advisor, Corsair Capital, a private equity firm
•	Member, Board of Directors, Focused Ultrasound Foundation, a non-profit entity
•	Lecturer, University of Virginia School of Law
•	Former Board of Directors member, Securities Industry and Financial Markets Association, a financial industry trade association
•	Other public company directorships: CSX Corporation; XL Group Ltd

Education:

•	A.B., Princeton University
•	J.D., University of Virginia School of Law

2018 Proxy Statement	19

Director Nominees

William E. Kennard

age 61, Former U.S. Ambassador to the European Union

Director since 2013

Mr. Kennard’s career has provided him with public policy and global investment expertise. As United States Ambassador to the European Union, Mr. Kennard worked to promote transatlantic trade and investment and reduce regulatory barriers to commerce. In his years of public service, Mr. Kennard advanced access of underserved populations to technology. Mr. Kennard’s extensive regulatory and international experience enhances the Board’s ability to oversee MetLife’s strategies.

Primary Qualifications	Corporate Governance / Public Company Board Regulated Industry / Government	Global Literacy Investments

Professional Highlights:

•	Co-Founder and Non-Executive Chairman, Velocitas Partners LLC, an asset management firm (November 2013 – Present)
•	Senior Industry Advisor, Astra Capital Management, a private equity firm (June 2016 – Present)
•	Member of Operating Executive Board, Staple Street Capital, a private equity firm (November 2013 – Present)
•	United States Ambassador to the European Union (December 2009 – August 2013)
•	Managing Director, The Carlyle Group, an asset management firm (May 2001 – December 2009)
•	United States Federal Communications Commission (December 1993 – January 2001)
–	Chairman (November 1997 – January 2001)
–	General Counsel (December 1993 – November 1997)
•	Partner, Verner, Liipfert, Bernhard, McPherson and Hand (now DLA Piper), a law firm (April 1984 – December 1993)

Other Professional and Leadership Experience:

•	Member of:
–	Board of Directors, International African American Museum
–	Advising Board, Artificial intelligence Foundation
•	Trustee, Yale University
•	Other public company directorships: Duke Energy Corporation; AT&T Inc.; Ford Motor Company

Education:

•	B.A., Phi Beta Kappa, Stanford University
•	J.D., Yale Law School

2018 Proxy Statement	20

Director Nominees

James M. Kilts

age 70, Founding Partner, Centerview Capital

Director since 2005

As a private equity firm founding partner and as a senior executive of several major consumer product companies with global sales and operations, Mr. Kilts brings an in-depth understanding of the business challenges and opportunities of diversified global enterprises and the related financial, risk management, talent management, and shareholder value creation considerations. These experiences and knowledge enhance the Board’s ability to oversee MetLife management.

Primary Qualifications	Executive Leadership Global Literacy	Corporate Governance / Public Company Board Consumer Insight / Analytics

Professional Highlights:

•	Founding Partner, Centerview Capital, a private equity firm (October 2006 – Present)
•	Vice Chairman, Board of Directors, The Procter & Gamble Company, a consumer products company (October 2005 – October 2006)
•	The Gillette Company, a consumer products company
–	Chairman of the Board (January 2001 – October 2005)
–	Chief Executive Officer (February 2001 – October 2005)
–	President (November 2003 – October 2005)
•	President and Chief Executive Officer, Nabisco Group Holdings Corp. and Nabisco Inc., manufacturer and marketer of packaged food products (January 1998 – December 2000)
•	Executive Vice President, Worldwide Food, Philip Morris, a manufacturer and marketer of packaged food products (1994 – 1997)
•	Various positions, Kraft, a manufacturer and marketer of packaged food products (1989 – 1994), including:
–	President, Kraft USA and Oscar Mayer
–	Senior Vice President, Strategy and Development
–	President, Kraft Limited in Canada
–	Senior Vice President, Kraft International

Other Professional and Leadership Experience:

•	Member of:
–	Board of Overseers, Weill Cornell Medicine
–	Board of Trustees, University of Chicago
–	Board of Directors, Cato Institute
•	Life Trustee, Knox College
•	Founder and Member, Steering Committee, Kilts Center for Marketing, University of Chicago Booth School of Business
•	Other public company directorships: Pfizer Inc.; Unifi, Inc.; Chairman of The Simply Good Foods Company
•	Prior public company directorships (past five years): MeadWestvaco Corporation; Nielsen Holdings plc; Conyers Park Acquisition Corp

Education:

•	B.A., Knox College
•	M.B.A., University of Chicago

2018 Proxy Statement	21

Director Nominees

Catherine R. Kinney

age 66, Former President and Co-Chief Operating Officer, New York Stock Exchange, Inc.

Director since 2009

Ms. Kinney’s experience as a senior executive and Chief Operating Officer of a multinational, regulated entity, her key role in transforming the New York Stock Exchange (NYSE) to a publicly held company, and her leadership in developing and establishing the NYSE corporate governance standards for its listed companies (including MetLife) demonstrate her knowledge of and experience with issues of corporate development, transformation and governance. These qualities are relevant to ensuring that the Board establishes and maintains effective governance structures appropriate for a global provider of insurance and financial products and services.

Primary Qualifications	Executive Leadership Financial Services	Corporate Governance / Public Company Board Regulated Industry / Government

Professional Highlights:

•	NYSE Euronext, a provider of financial services including securities exchange and clearing operations
–	Served in Paris, France, with responsibility for overseeing the global listing program, marketing and branding (July 2007 – March 2009)
–	President and Co-Chief Operating Officer, New York Stock Exchange, Inc. (merged with Euronext in 2008 to form NYSE Euronext) (2002 – 2008)
–	Ms. Kinney joined the New York Stock Exchange in 1974 and held management positions in several divisions, with responsibility for all client relationships (1996 – 2007), trading floor operations and technology (1987 – 1996), and regulation (2002 – 2004)

Other Professional and Leadership Experience:

•	Chair, Board of Trustees, Catholic Charities of the Archdiocese of New York
•	Member of Economic Club of New York
•	Other public company directorships: MSCI Inc.; QTS Realty Trust, Inc.
•	Prior public company directorships (past five years): NetSuite, Inc.

Education:

•	B.A., magna cum laude, Iona College
•	Advanced Management Program, Harvard Graduate School of Business
•	Honorary Degrees: Georgetown University; Fordham University; Rosemont College

2018 Proxy Statement	22

Director Nominees

Denise M. Morrison

age 64, President and Chief Executive Officer, Campbell Soup Company

Director since 2014

Ms. Morrison has a long and distinguished track record of building strong businesses and growing iconic brands. Her experience as Chief Executive Officer of a global company provides her with a strong understanding of the key strategic challenges and opportunities of running a large, complex business, including financial management, operations, risk management, talent management and succession planning. Ms. Morrison’s strong commitment to corporate social responsibility and civic engagement make her a valuable resource for MetLife and its shareholders.

Primary Qualifications	Executive Leadership Global Literacy	Corporate Governance / Public Company Board Consumer Insight / Analytics

Professional Highlights:

•	Campbell Soup Company, a food and beverage company (2003 – Present)
–	President and Chief Executive Officer (August 2011 – Present)
–	Executive Vice President and Chief Operating Officer (October 2010 – July 2011)
–	President, North America Soup, Sauces and Beverages (October 2007 – September 2010)
–	President, Campbell USA (June 2005 – September 2007)
–	President, Global Sales and Chief Customer Officer (April 2003 – May 2005)
•	Kraft Foods, Inc., a food and beverage company (1995 – 2003)
–	Various leadership roles, including: Executive Vice President and General Manager, Kraft Snacks (2001 – 2003); Executive Vice President and General Manager, Kraft Confections (2001); Senior Vice President and General Manager, Nabisco Down the Street (2000); Senior Vice President, Nabisco Sales and Integrated Logistics (1998 – 2000)
•	Various senior marketing and sales positions, Nestlé USA, Inc., a food and beverage company (1984 – 1995)
•	Various trade and business development positions, PepsiCo, Inc., a food and beverage company (1982 – 1984)
•	The Procter & Gamble Company, a consumer products company (1975 – 1982)

Other Professional and Leadership Experience:

•	Member, Boards of Directors, of:
–	Consumer Goods Forum
–	Catalyst, Inc., a nonprofit organization that strives to expand opportunities for women in business
•	Member of:
–	Business Roundtable
–	Business Council
•	Trustee, Boston College
•	Other public company directorships: Campbell Soup Company
•	Prior public company directorships (past five years): The Goodyear Tire & Rubber Company

Education:

•	B.S., Boston College

2018 Proxy Statement	23

Corporate Governance

Corporate Governance

The Board of Directors recognizes the importance of effective corporate governance in fulfilling its responsibilities to shareholders. This section describes some of MetLife’s key governance practices.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that set forth the Board’s policies on a number of governance-related matters, including:

•	Director qualification standards, independence requirements and responsibilities;

•	identification of candidates for Board positions;

•	management succession;

•	Director access to management and outside advisors, including certain restrictions on the retention by Directors of an outside advisor that is otherwise engaged by the Company for another purpose;

•	Director compensation;

•	Director Share ownership requirements;

•	election of a Lead Director by the Independent Directors;

•	Director orientation and continuing education;

•	Annual Board performance evaluation; and

•	Annual Corporate Governance Guidelines review.

The Corporate Governance Guidelines and the Company’s By-Laws provide for a majority voting standard in uncontested Director elections.

The Corporate Governance Guidelines provide that no Director may stand for election as a Board member after he or she reaches the age of 72, and that a Director may continue to serve until the annual meeting coincident with or immediately following his or her 72nd birthday. In addition, each Director must offer to resign from the Board upon a change or discontinuance of his or her principal occupation or business responsibilities.

A printable version of the Corporate Governance Guidelines is available on MetLife’s website at www.metlife.com/about/corporate-profile/corporate-governance/ under the link “Corporate Governance Guidelines.”

Information About the Board of Directors

Composition and Independence of the Board of Directors. The Board currently consists of 12 Directors, 11 of whom are both Non-Management Directors and Independent Directors. A Non-Management Director is a Director who is not an officer of the Company or of any entity in a consolidated group with the Company. An Independent Director is a Non-Management Director who the Board of Directors has affirmatively determined has no material relationships with the Company or any of its consolidated subsidiaries and is independent within the meaning of the NYSE Corporate Governance Standards. An Independent Director for Audit and Compensation Committee purposes meets additional requirements under the NYSE Corporate Governance Standards and Rules 10A-3 and 10C-1, as applicable, under the Exchange Act.

The Board of Directors has adopted categorical standards to assist it in making determinations regarding Director independence. None of the relationships between the Independent Directors and MetLife is material, as provided by the Company’s categorical standards. The categorical standards are included in the Corporate Governance Guidelines of the Company, which are available on MetLife’s website at www.metlife.com/about/corporate-profile/corporate-governance/ at the link “Corporate Governance Guidelines.”

The Board has affirmatively determined that all of the Directors, other than Steven A. Kandarian, the Company’s Chairman of the Board, President and Chief Executive Officer, are Independent Directors.

Board Leadership Structure. The Board of Directors believes that the best and most effective leadership structure for MetLife and its shareholders at this time is to have the Company’s Chief Executive Officer serve as Chairman of the Board, and an Independent Director serve as Lead Director empowered with significant governance responsibilities.

Mr. Kandarian, as the Company’s Chief Executive Officer, is responsible for setting the Company’s strategic business direction, executing its strategic plans and managing its operations. Through his experience as Chief Executive Officer, and before that as Chief Investment Officer with oversight of MetLife’s enterprise-wide corporate strategy, Mr. Kandarian has gained a deep knowledge and understanding of the Company’s business, opportunities and challenges, and the capabilities and talents of the senior leadership team. Mr. Kandarian brings this

2018 Proxy Statement	24

Corporate Governance

knowledge and understanding to bear in the performance of his responsibilities as Chairman of the Board, by helping to guide the Board’s oversight on key business, strategic and risk matters for the Company and its shareholders. This insight is particularly important as the Company faces unique and extensive regulatory challenges and undertakes significant strategic initiatives.

R. Glenn Hubbard is the Company’s Lead Director. Dr. Hubbard has served as Lead Director since June 13, 2017. Pursuant to the Corporate Governance Guidelines, the responsibilities of the Lead Director include:

•	presiding over meetings of the Board of Directors at which the Chairman of the Board is not present, including executive sessions of the Independent Directors;

•	presiding over discussions of the Board of Directors when the topic presents a conflict (or potential conflict) for the Chairman of the Board;

•	calling meetings of the Independent Directors, as necessary;

•	approving information sent to the Board for Board meetings, as appropriate;

•	in coordination with the Chairman of the Board, approving Board meeting agendas;

•	approving Board meeting schedules to ensure that there is sufficient time for discussion of all agenda items;

•	providing input on Board and Board Committee meeting agendas;

•	conferring with the Chairman of the Board on matters of importance that may require Board action or oversight, ensuring the Board focuses on key issues and tasks facing the Company;

•	facilitating communication and serving as a liaison between the Chairman of the Board and the Independent Directors;

•	providing guidance to the Chairman of the Board regarding the ongoing development of Directors;

•	participating in the Compensation Committee’s annual performance evaluation of the Chairman of the Board and the Chief Executive Officer;

•	participating in any Chief Executive Officer succession planning;
•	together with the Chairman of the Board, ensuring the efficient and effective performance and functioning of the Board;

•	assisting the Board, the Governance and Corporate Responsibility Committee and management in promoting corporate governance best practices;

•	in the event of the incapacity of the Chairman of the Board and Chief Executive Officer, overseeing the process for calling a special meeting to determine the action to be taken under the circumstances; and

•	being available, if requested by shareholders, when appropriate, for consultation and direct communication.

Pursuant to the Corporate Governance Guidelines, the Lead Director is elected by and from the Independent Directors. The Independent Directors elected Dr. Hubbard to serve as Lead Director on the strength of his leadership qualities, understanding of global economic conditions and markets, and expertise in public policy and regulatory developments. As Lead Director, he draws on these skills and experiences in working with the Chairman of the Board to set the Board’s agenda. He also brings a strong and independent voice to the boardroom to effectively lead the Independent Directors as they challenge management, consult on development of the Company’s strategy, and support the long-term success of the Company for its shareholders.

In addition, each of the Board Committees (with the exception of the Executive Committee) is chaired by an Independent Director with demonstrated expertise in the responsibilities of that Committee and strong leadership skills. Each of the Committees is also composed entirely of Independent Directors.

The successful partnership between the executive Chairman of the Board, independent Lead Director, Committee Chairs and other Independent Directors provides the Company with strong leadership and effective independent oversight of the Company and management. This demonstrates to the Board that this leadership structure is in the best interests of the Company and its shareholders at this time.

The Board also has robust Committee chair rotation practices. Since December 2016, it has appointed new chairs of the Audit Committee, Finance and Risk Committee, and Investment Committee.

2018 Proxy Statement	25

Corporate Governance

Executive Sessions of Independent Directors. At each regularly scheduled Board of Directors meeting, the Independent Directors of the Company meet in executive session without management present. The Lead Director presides at the executive sessions of the Independent Directors.

Director Nomination Process. Nominations for election as Director at the Company’s annual meetings may be made either by the Board or by a shareholder or shareholders in compliance with the requirements of the Company’s By-Laws, as described below.

Nominations by the Board. The Company’s Board nominates Director candidates upon the recommendation of the Governance and Corporate Responsibility Committee. Potential Director nominees are identified by the Governance and Corporate Responsibility Committee and the Board of Directors through a variety of means, including Board members, officers and shareholders. The Board may also engage search firms, from time to time, to assist it to identify and evaluate potential Director nominees. Potential Director nominees provide information about their qualifications and participate in interviews conducted by individual Board members. Candidates are evaluated based on the information supplied by the candidates and information obtained from other sources.

In recommending candidates for election as Directors, the Governance and Corporate Responsibility Committee will take into consideration the ability of candidates to enhance the perspective and experience of the Board as a whole, the need for the Board to have a majority of Directors that meet the independence requirements of the NYSE Corporate Governance Standards, and any other criteria the Board of Directors establishes from time to time.

Under the Company’s Corporate Governance Guidelines, the following specific, minimum qualifications must be met by any candidate whom the Governance and Corporate Responsibility Committee would recommend for election to the Board of Directors:

•	Financial Literacy. Such person should be “financially literate,” as such qualification is interpreted by the Company’s Board of Directors in its business judgment.

•	Leadership Experience. Such person should possess significant leadership experience, such as experience in business, finance, accounting, regulated industries, and technology, and shall possess qualities reflecting a proven record of accomplishment and an ability to work with others.

•	Commitment to the Company’s Values. Such person shall be committed to promoting the Company’s financial success and preserving and enhancing the Company’s reputation as a global leader in business and shall be in agreement with Company values as embodied in its codes of conduct.

•	Absence of Conflicting Commitments. Such person should not have commitments that would conflict with the time commitments of a Company Director.

•	Reputation and Integrity. Such person shall be of high repute and recognized integrity, and shall not have been convicted in a criminal proceeding or be named a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses). Such person shall not have been found in a civil proceeding to have violated any federal or state securities or commodities law, and shall not be subject to any court or regulatory order or decree limiting his or her business activity, including in connection with the purchase or sale of any security or commodity.

•	Other Factors. Such person shall have other characteristics considered appropriate for membership on the Board of Directors, including significant experience and accomplishments, an understanding of consumer insight and analytics and finance, sound business judgment, and an appropriate educational background.

The Governance and Corporate Responsibility Committee will consider shareholder recommendations of candidates for nomination as Director. To be timely, a shareholder recommendation must be submitted to the Governance and Corporate Responsibility Committee, MetLife, Inc., 200 Park Avenue, New York, NY 10166, Attention: Corporate Secretary, no earlier than 150 calendar days and no later than the close of business on the 120th calendar day prior to the first anniversary of the previous year’s annual meeting. Recommendations for nominations of candidates for election at MetLife’s 2019 annual meeting of shareholders must be received by the Corporate Secretary of MetLife, Inc. no earlier than January 13, 2019 and no later than the close of business on February 12, 2019 or such other date as may be announced by the Company in accordance with the Company’s By-Laws.

The Governance and Corporate Responsibility Committee makes no distinctions in evaluating nominees based on whether or not a nominee is recommended by a shareholder. Shareholders

2018 Proxy Statement	26

Corporate Governance

recommending a nominee must satisfy the notification, timeliness, consent and information requirements set forth in the Company’s By-Laws concerning Director nominations by shareholders. Among other things, the shareholder’s recommendation must set forth all the information regarding the recommended candidate that is required to be disclosed in solicitations of proxies for election of Directors pursuant to Section 14 of the Exchange Act and related regulations, and must include the recommended candidate’s written consent to being named in the Proxy Statement as a nominee and to serving as a Director if elected. The recommendation must also be accompanied by a completed Stockholder Disclosure Questionnaire. The Company’s By-Laws and the Stockholder Disclosure Questionnaire are available at www.metlife.com/about/corporate-profile/corporate-governance/.

Shareholder Proxy Access. In December 2015, the Board of Directors adopted amendments to the Company’s By-Laws to implement shareholder proxy access. Under the By-Laws, a shareholder, or a group of up to 20 shareholders, owning three percent or more of the Company’s outstanding shares of common stock continuously for at least three years, may nominate and include in the Company’s annual meeting proxy materials Director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the shareholders and nominees satisfy the requirements specified in the By-Laws. For further information on procedures governing the submission of shareholder nomination of director nominees, see “Other Information — Information About the Annual Meeting, Proxy Voting, and Other Information — Deadline for submission of shareholder proposals and nominations for the 2019 annual meeting of shareholders” on page 111.

Risk Management Oversight. The Board of Directors oversees management in the design and implementation of the Company’s risk management approach. For example, the Board oversees management’s development and execution of appropriate business strategies to mitigate the risk that such strategies will fail to generate long-term value for the Company and its shareholders or that such strategies will motivate management to take excessive risks.

The Board of Directors also oversees the development and implementation of processes and procedures to mitigate the risk of failing to ensure the orderly succession of the Chief Executive Officer and the senior executives of the Company. The Board believes that the continuing development of the Company’s managerial leadership is critically important to the Company’s success. The Board, in coordination with the Governance and Corporate Responsibility Committee, periodically reviews the skills, experience, and development plans of the Company’s senior leaders who may ultimately be candidates for senior executive positions. The Directors meet regularly with senior leaders in the context of Board business, giving them an opportunity to assess the qualifications of these individuals. In addition, the Board plans for executive succession to ensure that the Company will have managerial talent available to replace current executives when that becomes necessary.

The Board of Directors has allocated its oversight of risk management among the Board as a whole and to Committees of the Board, which meet regularly and report back to the full Board. The Committees play significant roles in risk oversight.

The Finance and Risk Committee has broad oversight responsibilities for the Company’s risk management. The Committee oversees the Company’s financial policies and strategies, risk targets and risk positions, capital planning and adequacy, certain capital actions, mergers and acquisitions projects, and other financial matters. Annually, the Committee reviews, and recommends for Board approval, the Company’s Enterprise Risk Appetite Statement, which establishes quantitative and qualitative risk appetite measures and risk exposure considerations and guidelines, and the Company’s Capital Policy and Liquidity Risk Management Policy. The Committee reviews the Company’s assessment and management of material risks, including its performance against applicable policies and procedures and related benchmarks and target metrics. The Committee also receives and reviews the Own Risk and Solvency Assessment report, which summarizes the results of the Company’s analysis of its current and future risks, on an annual basis. The Committee coordinates its oversight with the efforts of the Chief Risk Officer (who oversees and coordinates risk assessment and mitigation enterprise-wide) and other members of management. It also coordinates its oversight of management with the Chairs of the other Board Committees.

The Audit Committee oversees the Company’s compliance with legal and regulatory requirements, reviews the Company’s policies on ethical conduct and periodically discusses the guidelines and policies with respect to the process by which the Company undertakes risk assessment and management, including risks relating to MetLife information security systems and vendor risk management programs. The Audit Committee

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Corporate Governance

also reviews with management, the internal auditor and the independent auditor, the Company’s system of internal control over financial reporting that is relied upon to provide reasonable assurance of the integrity of the Company’s financial statements.

The Compensation Committee is responsible for reviewing the Company’s compensation practices and overseeing risk management with respect to the Company’s compensation arrangements. For example, the Committee oversees the design of the Company’s compensation arrangements to avoid creating incentives to take excessive risk. The Chief Risk Officer meets with the Compensation Committee annually to review the Company’s compensation arrangements for this purpose, and, on other occasions, at the Committee’s request, to assist the Committee in its risk management oversight role.

The Governance and Corporate Responsibility Committee, in coordination with the Board, reviews the Company’s proposed succession and development plans for Executive Officers. It reviews the Company’s ethics and compliance programs and its sales practices to mitigate the risk of non-compliance, customer and regulatory complaints and other reputational risks. It also oversees the Company’s goals and strategies concerning legislative and regulatory initiatives that impact the interest of the Company.

The Investment Committee, in coordination with the Finance and Risk Committee, oversees the management and mitigation of risks associated with the MetLife investment portfolios and of the consolidated MetLife enterprise, including credit risk, portfolio allocation and diversification risk, derivatives risk and counterparty risk associated with such portfolios.

Throughout the year, the Board and its Committees receive reports from the Chief Risk Officer and other senior management on enterprise risk management and specific risk topics. In particular, the Finance and Risk Committee reviews reports from the Chief Risk Officer and other senior management of the steps taken to measure, monitor and manage risk exposure in the enterprise. At each regularly scheduled meeting of the Finance and Risk Committee, the Chief Risk Officer provides a report on enterprise risk management and meets in executive session of the independent Committee members without the Company’s Executive Officers to further discuss enterprise risk management.

For further discussion of the Committees’ responsibilities, see “Information About Board Committees,” “Audit Committee,” “Compensation Committee,” “Finance and Risk Committee,”

“Governance and Corporate Responsibility Committee” and “Investment Committee” below.

Board Membership. For information about the current membership of the Board and the Board Committees among directors nominated for re-election, see the table on page 9 and 10. Mr. Alfred F. Kelly, who will not stand for reelection and is therefore not included in the Board table on page 9, serves on the Audit Committee and the Finance and Risk Committee.

Board Meetings and Director Attendance. In 2017, the Board held eight meetings and the Board Committees of MetLife held a total of 39 meetings. Each of the current Directors who served during 2017 attended more than 75% of the aggregate number of meetings of the Board and the Committees on which the Director served.

Information About Board Committees

MetLife’s Board of Directors has designated six standing Board Committees: Audit; Compensation; Executive; Finance and Risk; Governance and Corporate Responsibility; and Investment. All Committees, other than the Executive Committee, are chaired by and consist entirely of Independent Directors. The Committee Chairs review and approve agendas for all meetings of their respective Committees.

The Board of Directors has delegated authority to the Committees to assist the Board in overseeing the management of the Company. The responsibilities of each Committee are defined in its charter and summarized below. The charters for the Audit, the Compensation, and the Governance and Corporate Responsibility Committees incorporate the requirements of the Securities and Exchange Commission (SEC) and the NYSE to the extent applicable. Current, printable versions of these charters are available on MetLife’s website at www.metlife.com/about/corporate-profile/corporate-governance/.

Audit Committee. The Audit Committee oversees:

•	the Company’s accounting and financial reporting processes and the audits of its financial statements;

•	the adequacy of the Company’s internal control over financial reporting;

•	the integrity of its financial statements;

•	the qualifications and independence of the independent auditor;

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Corporate Governance

•	the appointment, retention, performance and compensation of the independent auditor and the performance of the internal audit function; and

•	the Company’s compliance with legal and regulatory requirements.

In performing its oversight responsibilities, the Audit Committee reviews and discusses with management, the internal auditor and the independent auditor a number of significant issues regarding accounting and auditing principles and practices and financial statement presentations. From time to time, these matters may include critical accounting policies and estimates, significant changes in the Company’s selection or application of accounting principles and the adequacy of the Company’s internal control over financial reporting including special audit steps adopted in light of material control deficiencies. The Audit Committee discusses with management the Company’s practices regarding earnings press releases and reviews in advance the financial and earnings information prepared for earnings announcements. The Audit Committee periodically discusses the Company’s guidelines and policies with respect to the process by which the Company undertakes risk assessment and risk management, including risks relating to MetLife information security systems and vendor risk management programs.

The Audit Committee meets at least six times a year, or more frequently as circumstances may require, and meets regularly in executive session separately with management and with the Company’s internal and external auditors. The Audit Committee met 12 times in 2017. The Audit Committee’s activities during 2017 with respect to the oversight of the independent auditor are described in more detail in “Proposal 2 — Ratification of Appointment of the Independent Auditor” beginning on page 37 and its responsibilities for oversight of risk management are further discussed under “Risk Management Oversight” beginning on page 27. The Audit Committee Charter provides a more detailed description of the role and responsibilities of the Audit Committee.

Independence, Financial Literacy and Audit Committee Financial Experts. All six members of the Audit Committee including Alfred F. Kelly, Jr., who will not stand for re-election at the Annual Meeting, are Independent Directors who meet the additional independence requirements of the NYSE Corporate Governance Standards and Rule 10A-3 under the Exchange Act and are financially literate, as such qualification is interpreted by the Board of Directors. The Board of Directors has determined that the following four members of the Audit Committee qualify as “audit committee financial experts,” as such term is defined by the SEC: David L. Herzog, Gerald L. Hassell, Alfred F. Kelly, Jr. and Edward J. Kelly, III.

Compensation Committee.

The Compensation Committee:

•	assists the Board in fulfilling its responsibility to oversee the development and administration of the Company’s compensation programs for executives and other employees;

•	approves the goals and objectives relevant to the Chief Executive Officer’s Total Compensation, evaluates the Chief Executive Officer’s performance in light of such goals and objectives, and recommends, for approval by the Independent Directors, the Chief Executive Officer’s Total Compensation level based on such evaluation;

•	reviews, and recommends for approval by the Board, the Total Compensation of each person who is an “executive officer” of the Company under the Exchange Act and related regulations or an “officer” of the Company under Section 16 of the Exchange Act and related regulations, including their base salaries, annual incentive compensation, and LTI;

•	oversees management’s efforts to mitigate risks associated with the development and administration of the Company’s compensation programs, including efforts to ensure that the Company’s incentive plans do not encourage or reward excessive risk taking; and

•	reviews and discusses with management the Compensation Discussion and Analysis to be included in the proxy statement (and incorporated by reference in the Company’s Annual Report on Form 10-K), and, based on this review and discussion, (1) recommends to the Board of Directors whether the Compensation Discussion and Analysis should be included in the Proxy Statement, and (2) issues the Compensation Committee Report for inclusion in the Proxy Statement. The 2018 Compensation Committee Report appears on page 42 of this Proxy Statement.

A more detailed description of the role and responsibilities of the Compensation Committee is set forth in the Compensation Committee Charter. Under its charter, the Compensation Committee may delegate to a subcommittee or to the Chief Executive Officer or other officers of the Company any portion of

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Corporate Governance

its duties and responsibilities, if it believes such delegation is in the best interests of the Company and the delegation is not prohibited by law, regulation or the NYSE Corporate Governance Standards. Management’s delegated authority does not include granting salary increases or incentive compensation to any Executive Officer, or to any officer subject to the reporting requirements under Section 16 of the Exchange Act. The Compensation Committee met eight times in 2017.

The Chairs of the Finance and Risk, Governance and Corporate Responsibility, and Audit Committees serve on the Compensation Committee. These Directors bring information and perspective from the work of other committees directly to bear on the Compensation Committee’s decisions. This enhances the Compensation Committee’s execution of its role, including its role in risk management oversight.

Executive Compensation Advisors. The Compensation Committee has sole authority to retain or obtain the advice of a compensation consultant, independent legal counsel, or other advisor to the committee. It is not required to implement or act consistently with the advice or recommendations of any advisor, but retains discretion to act according to its own judgment. The Compensation Committee may retain or obtain the advice of an advisor only after taking into consideration factors related to that person’s independence from management that it determines are relevant, including each of the factors it is required to take into consideration under the Corporate Governance Standards of the NYSE, unless the retention of the advisor is exempt from this requirement under NYSE rules. The Compensation Committee is responsible for the appointment, compensation, and oversight of any advisor it retains. The Company is obligated to provide appropriate funding for reasonable compensation of any such advisor, as determined by the Compensation Committee.

To assist the Compensation Committee in carrying out its responsibilities, the Compensation Committee retained Meridian Compensation Partners, LLC (Meridian) as its executive compensation consultant. Meridian has provided the Compensation Committee with competitive market compensation data and overall market trends about executive compensation, has advised the Compensation Committee about the overall design and implementation of MetLife’s executive compensation programs, including decisions made under the programs, and has advised the Committee about regulatory, governance and accounting developments that may affect the Company’s executive compensation programs.

The Compensation Committee believes that its compensation consultant must be able to provide it with candid, direct, independent and objective advice. In order to promote the objectivity, independence, and candor of Meridian’s advice:

•	Meridian reports directly to the Committee about executive compensation matters;

•	Meridian meets with the Committee in executive sessions that are not attended by Company management;

•	Meridian has direct access to the Chair and Committee members between meetings; and

•	the Committee has not directed Meridian to perform its services in any particular manner or under any particular method.

To help ensure that the Committee continues to receive independent and objective advice, the Company’s Corporate Governance Guidelines provide that any consultant retained by the Compensation Committee on executive compensation matters should not be retained to provide any other services to the Company. Meridian did not provide any such other services in 2017.

In addition, Meridian has provided the Compensation Committee with information regarding its relationship with MetLife and Meridian’s independence from management. This included information covering factors the Compensation Committee is required under NYSE rules to take into consideration before selecting an advisor. The Compensation Committee did not find that Meridian’s work raised any conflict of interest.

The Company’s processes for determining executive compensation and the central role of the Compensation Committee in those processes, the key factors that the Compensation Committee considers, and the role of the Chief Executive Officer and the Executive Vice President and Chief Human Resources Officer in those processes are described in the Compensation Discussion and Analysis beginning on page 43. Also see the Compensation Discussion and Analysis for information about compensation paid to the persons listed in the Summary Compensation Table on page 78.

Compensation Committee Interlocks and Insider Participation. No Compensation Committee member has ever been an officer or employee of MetLife or any of its subsidiaries. During 2017,

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Corporate Governance

no MetLife Executive Officer served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity where one of the executive officers of that other entity is or has been a MetLife Director or a member of MetLife’s Compensation Committee.

Executive Committee. The Executive Committee may exercise the powers and authority of the Board of Directors during intervals between meetings of the Board of Directors. The Executive Committee did not meet in 2017.

Finance and Risk Committee. The Finance and Risk Committee oversees the Company’s financial policies and strategies; its capital structure, plans and policies, including capital adequacy, dividend policies and share issuances and repurchases; its proposals on certain capital actions, strategic actions and other financial matters; its assessment and management of material risks; and in consultation with the Compensation Committee, the appointment, retention and performance of the Chief Risk Officer. The Finance and Risk Committee has in the past engaged, and is likely from time to time in the future to engage, external consultants to assess the alignment of the Company’s risk models and practices to industry best practices.

Specifically, the Finance and Risk Committee:

•	reviews the Company’s key financial, risk and business metrics;

•	reviews and monitors all aspects of the Company’s capital plan, actions and policies (including the guiding principles used to evaluate all proposed capital actions), targets and structure (including the monitoring of capital adequacy and of compliance with the Company’s capital plan);

•	reviews proposals and reports concerning certain capital actions and other financial matters, consistent with the Company’s capital plan, safety and soundness principles and applicable law; and

•	reviews policies, practices and procedures regarding risk assessment and management.

The Finance and Risk Committee met six times in 2017. For further discussion of the Finance and Risk Committee’s responsibilities for oversight of risk management, see “Risk Management Oversight” beginning on page 27.

Governance and Corporate Responsibility Committee. The Governance and Corporate Responsibility Committee assists the Board of Directors in identifying individuals qualified to become members of the Company’s Board, consistent with the criteria established by the Board; proposing candidates to be nominated for election as Directors at annual or special meetings of shareholders or to be elected by the Board to fill any vacancies on the Board; developing and recommending to the Board of Directors corporate governance guidelines applicable to the Company; and reviewing proposed succession plans for the Chief Executive Officer and the Company’s other executive officers, and making recommendations to the Board of Directors with respect to such plans. It also oversees the Company’s compliance responsibilities and activities, including its legislative and regulatory initiatives, sales practices, and ethics and compliance programs, as well as the Company’s policies concerning its corporate responsibility programs.

Each year, the Governance and Corporate Responsibility Committee oversees a robust Board evaluation. The Committee solicits comments from Directors on the Board’s and its Committees’ performance, including, among other things, the adequacy of the time allocated to Board and Committee business, the effective operation of the Board and its Committees, and the quality of the executive sessions. Directors are also invited to recommend topics for the Board to consider at future meetings. The Committee reports these results to the full Board for discussion. The Board also conducts biannial individual self and peer Director evaluations, and one-on-one feedback is shared with each Director.

The Governance and Corporate Responsibility Committee is responsible for reviewing the compensation and benefits of the Company’s non-employee Directors and recommending any changes to the Board. During 2017, Meridian provided the Board with an analysis of the competitiveness of the compensation program for Non-Management Directors, market observations, and relevant compensation trends. For more information on Director Compensation, see “Director Compensation in 2017” on page 35.

The Governance and Corporate Responsibility Committee also oversees the management and mitigation of risks related to failure to comply with required or appropriate corporate governance standards.

The Governance and Corporate Responsibility Committee Charter provides a more detailed description of the role and

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Corporate Governance

responsibilities of the Governance and Corporate Responsibility Committee. The Governance and Corporate Responsibility Committee met seven times in 2017.

Investment Committee. The Investment Committee oversees the management of investment activities of MetLife and, on a consolidated basis, of MetLife and all of its direct and indirect subsidiaries. In performing its oversight responsibilities, the Committee reviews reports from the investment officers on (i) the investment activities and performance of the investment portfolios of MetLife and its subsidiaries and (ii) the conformity of investment activities with the Investment Committee’s general authorizations and investment guidelines. The Investment Committee, in coordination with the Finance and Risk Committee, also oversees the management and mitigation of risks associated with the investment portfolios of MetLife and of the consolidated MetLife enterprise. The Investment Committee met six times in 2017.

Director Share Ownership Requirements; Hedging and Pledging Prohibited

Each Non-Management Director is expected to achieve a level of Share ownership equal in value to at least four times the cash component of the annual retainer by December 31 of the year in which the fourth anniversary of election to the Board occurs. As of December 31, 2017, each Non-Management Director who had served beyond the fourth anniversary of election to the Board had met these requirements.

The Company prohibits Directors and employees, including Executive Group members, from engaging in short sales, hedging, and trading in put and call options, with respect to the Company’s securities. The Company’s policy also prohibits Directors and employees, including Executive Group members, from pledging MetLife securities. These policies are intended to prevent a misalignment of interests with Company shareholders or the appearance of such a misalignment.

Director Indemnity Plan

The Company’s By-Laws provide for the Company to indemnify, and advance expenses to, a person who is threatened with litigation or made a party to a legal proceeding because of the person’s service as a Director of the Company. In addition, the Company’s Director Indemnity Plan affirms that a Director’s rights to this indemnification and expense advancement are contract rights. The indemnity plan also provides for expenses to be advanced to former Directors on the same basis as they are advanced to current Directors. Any amendment or repeal of the rights provided under the indemnity plan would be prospective only and would not affect a Director’s rights with respect to events that have already occurred.

Shareholder Right to Call a Special Meeting

The Company’s By-Laws allow shareholders representing ownership of 25% or more of the Company’s outstanding Shares to call a special meeting of the shareholders, provided that the shareholders requesting the meeting satisfy the requirements specified in the By-Laws. The Board believes that the By-Laws afford shareholders with a meaningful right to call a special meeting.

Procedures for Reviewing Related Person Transactions

The Company has established written procedures for the review, approval or ratification of related person transactions. A related person transaction includes certain financial transactions, arrangements or relationships in which the Company is or is proposed to be a participant and in which a Director, Director nominee or Executive Officer of the Company or any of their immediate family members has or will have a material interest. Related person transactions may include:

•	Legal, investment banking, consulting or management services provided to the Company by a related person or an entity with which the related person is affiliated;

•	Sales, purchases and leases of real property between the Company and a related person or an entity with which the related person is affiliated;

•	Material investments by the Company in an entity with which a related person is affiliated;

•	Contributions by the Company to a civic or charitable organization for which a related person serves as an executive officer; and

•	Indebtedness or guarantees of indebtedness involving the Company and a related person or an entity with which the related person is affiliated.

Under the procedures, Directors, Director nominees and Executive Officers of the Company are required to report related person transactions in writing to the Company. The Governance and Corporate Responsibility Committee reviews, approves or ratifies related person transactions involving Directors, Director nominees and the Chief Executive Officer or any of their

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Corporate Governance

immediate family members. A vote of a majority of disinterested Directors of the Governance and Corporate Responsibility Committee is required to approve or ratify a transaction. The Chief Executive Officer reviews, approves or ratifies related person transactions involving Executive Officers of the Company (other than the Chief Executive Officer) or any of their immediate family members. The Chief Executive Officer may refer any such transaction to the Governance and Corporate Responsibility Committee for review, approval or ratification if he believes that such referral would be appropriate.

The Governance and Corporate Responsibility Committee or the Chief Executive Officer will approve a related person transaction if it is fair and reasonable to the Company and consistent with the best interests of the Company, taking into account the business purpose of the transaction, whether the transaction is entered into on an arm’s-length basis on terms fair to the Company, and whether the transaction is consistent with applicable codes of conduct of the Company. If a transaction is not approved or ratified, it may be referred to legal counsel for review and consultation regarding possible further action by the Company. Such action may include terminating the transaction if not yet entered into or, if it is an existing transaction, rescinding the transaction or modifying it in a manner that would allow it to be ratified or approved in accordance with the procedures.

Related Person Transactions

A Company affiliate employs a sibling of Maria R. Morris, former Executive Vice President and Executive Group member. Ms. Morris’ sibling earned compensation of approximately $352,280 for 2017. The employee is not an Executive Group member and does not report directly to an Executive Group member. The employee participated in compensation and benefit arrangements for 2017 generally applicable to similarly-situated employees. The employee is primarily engaged in sales activity, and the employee’s compensation is significantly driven by incentives for sales to group insurance customers.

Codes of Conduct

Financial Management Code of Professional Conduct. The Company has adopted the MetLife Financial Management Code of Professional Conduct, a “code of ethics” as defined under the rules of the SEC that applies to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and all professionals in finance and finance-related departments. A current, printable version of the Financial Management Code of Professional Conduct is available on the Company’s website at www.metlife.com/about/corporate-profile/corporate-governance/ by selecting Corporate Conduct and then the appropriate link under the heading “Codes of Conduct.”

Directors’ Code of Business Conduct and Ethics and Code of Conduct for Employees. The Company has adopted the Directors’ Code of Business Conduct and Ethics, which is applicable to all members of the Company’s Board of Directors including the Chief Executive Officer, and the Code of Conduct, which applies to all employees of the Company and its affiliates, including the Executive Officers of the Company. Current, printable versions of the Directors’ Code and the Code of Conduct for MetLife employees are available on the Company’s website at www.metlife.com/about/corporate-profile/corporate-governance/ by selecting Corporate Conduct and then the appropriate link under the heading “Codes of Conduct.”

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Corporate Responsibility

Corporate Responsibility

MetLife’s Corporate Responsibility Strategy

MetLife is committed to building a more secure future for individuals, families and communities around the world. MetLife’s core purpose is providing financial protection that helps people navigate life’s challenges.

MetLife demonstrates its commitment to responsible corporate citizenship through the security the Company provides customers, the claims MetLife pays during their times of need, its activities and investments in the communities that the Company serves, and MetLife’s long-term investments in the broader economy. MetLife manages our business with the goal of responsibly delivering long-term value for all of the Company’s stakeholders:

•	For customers. MetLife listens closely and shapes products and services to fulfill their needs and meet their rapidly-evolving expectations.

•	For employees. MetLife helps its global team of 49,000 employees in more than 40 countries grow and thrive by providing training and development, supporting health and wellness and promoting diversity and inclusion.

•	For our business. MetLife’s weaves its culture of ethics, integrity and risk management into the fabric of the organization – employees at all levels are responsible for managing risk.

•	For the communities we serve. MetLife invests for the long-term so the Company can deliver on its promises to its customers and be an economic force.

•	For the underserved. MetLife is focused on improving financial health. MetLife and MetLife Foundation provided nearly $45 million in grants in 2017, including more than $30 million for financial inclusion.

•	For the environment. MetLife has reduced its environmental footprint and is committed to promoting a healthy planet for generations to come.

MetLife is creating a new function focused on a strategic approach to corporate responsibility and will appoint a corporate responsibility officer to lead it. The function will work closely with the businesses and functions to implement an integrated strategy that ensures alignment of the Company’s environmental, social and governance (ESG) efforts with its business mission. The group will drive, measure and report on the value MetLife’s ESG efforts create for stakeholders and society.

Corporate Responsibility Report

Part of MetLife’s commitment to operating responsibly includes promoting transparency and a commitment to reporting on our ESG efforts through our annual Corporate Responsibility report. To learn more about our corporate responsibility efforts and view the report, visit www.metlife.com/about/corporate-responsibility/.

Many of MetLife’s corporate responsibility activities and accomplishments have been recognized for being best in class:

•	Named to the Dow Jones® Sustainability Index, North America (DJSI) for the second year in a row. The DJSI is a widely recognized standard for corporate responsibility that tracks leading sustainability-driven companies.

•	Received a grade of “A minus” from CDP® (formerly the Carbon Disclosure Project) for reporting and management of climate issues. This rating places MetLife in CDP’s top quartile “Leadership” category among financial services providers.

•	Named to the first all-sector Bloomberg® Gender-Equality Index in January 2018. This followed MetLife’s inclusion on the Bloomberg Financial Services Gender-Equality Index in 2016 and 2017.

•	Recognized by Deloitte® and the Alliance for Board Diversity for having one of the most diverse boards of any company in the Fortune 500®.(1)

•	Included by FORTUNE® Magazine on the World’s Most Admired Companies® list for life and health insurers in 2018.(2)

1	Reprinted with permission from Catalyst, Diversified Search, The Executive Leadership Council, the Hispanic Association on Corporate Responsibility, and Leadership Education for Asian Pacifics, Inc. Published on February 6, 2017.

2	From FORTUNE Magazine, February 1, 2018. ©2018 Time Inc. FORTUNE and The World’s Most Admired Companies are registered trademarks of Time Inc. and are used under license. FORTUNE and Time Inc. are not affiliated with, and do not endorse products or services of, MetLife.

2018 Proxy Statement	34

Director Compensation in 2017

Director Compensation in 2017(1)

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

Cheryl W. Grisé	$ 87,500	$75,071	$1,620	$164,191
Carlos M. Gutierrez	$ 75,000	$75,071	$1,620	$151,691
David L. Herzog	$ 95,000	$75,071	$1,620	$171,691
R. Glenn Hubbard, Ph.D.	$100,000	$75,071	$6,620	$181,691
Alfred F. Kelly, Jr.	$ 75,000	$75,071	$1,620	$151,691
Edward J. Kelly, III	$ 92,500	$75,071	$1,620	$169,191
William E. Kennard	$ 87,500	$75,071	$1,620	$164,191
James M. Kilts	$ 90,000	$75,071	$6,620	$171,691
Catherine R. Kinney	$ 75,000	$75,071	$1,620	$151,691
Denise M. Morrison	$ 75,000	$75,071	$1,620	$151,691
Kenton J. Sicchitano(2)	$ 0	$0	$ 828	$ 828
Lulu C. Wang(2)	$ 0	$0	$ 828	$ 828

1	MetLife’s annual rate of non-management director fees is $300,000, plus committee chair fees. The Fees Earned or Paid in Cash and Stock Awards in this table reflect approximately one-half of this amount because the Company is in transition from paying such fees once per calendar year (in 2016, for service through the 2017 annual shareholders meeting) to four installments per calendar year (two of which MetLife paid in the period from June through the end of 2017).

2	Mr. Sicchitano and Ms. Wang served on the Board of Directors through the Company’s 2017 annual meeting of shareholders, at which time each retired from service. Each was paid fees in 2016 for service through that meeting.

The Non-Management Directors included in the 2017 Director Compensation table, and the following discussion pertaining to the table, are limited to those who served as Directors during 2017.

Fees Earned or Paid in Cash and Stock Awards

The Non-Management Directors’ annual retainer fees are reported under “Fees Earned or Paid in Cash” and “Stock Awards” in the Director Compensation table.

The Company pays each active Non-Management Director at an annual rate of $300,000 payable in four installments. One-half each installment is payable in cash. The other half is paid through the grant of Shares at a grant date fair value per share equal to the closing price of a Share on the NYSE on the grant date. In each case, the grant date fair value of the stock award was slightly higher than one-half of the total installment because the number of Shares the Company delivered to the director was rounded up to a whole number of Shares.

In addition, the Company pays cash retainer fees to each Non-Management Director who serves as Chair of a Board Committee at the following annual rates payable in four installments:

Committee	Retainer Installment for Committee Chair

Audit Committee	$40,000
Finance and Risk Committee	$35,000
Compensation Committee	$30,000
Governance and Corporate Responsibility Committee	$25,000
Investment Committee	$25,000

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Director Compensation in 2017

The Governance and Corporate Responsibility Committee is responsible for reviewing the compensation and benefits of the Company’s non-employee Directors and recommending any changes to the Board. During 2017, Meridian provided the Board with an analysis of the competitiveness of the compensation program for Non-Management Directors, market observations, and relevant compensation trends. Meridian’s analysis was based on substantially the same Comparator Group that the Compensation Committee used to review the competitiveness of MetLife’s Total Compensation framework for Executive Officers, as described in the Compensation Discussion and Analysis on page 73.

The MetLife, Inc. 2015 Non-Management Director Stock Compensation Plan (2015 Director Stock Plan), which was approved by the Company’s shareholders in 2014, authorizes the Company to issue Shares in payment of Director retainer fees. The dollar amounts reported under “Stock Awards” represent the grant date fair value of such Share awards as computed for financial statement reporting purposes in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). The grant date fair value represents the number of Shares granted multiplied by the closing price of the Shares on the NYSE on the grant date. Share awards granted to the Non-Management Directors as part of their annual retainer vest and become deliverable immediately upon their grant. As a result, no Share awards were outstanding for any of the Non-Management Directors as of December 31, 2017. None of the Non-Management Directors had any outstanding and unexercised Stock Options as of December 31, 2017.

A Non-Management Director may defer the receipt of all or part of his or her fees payable in cash or deliverable in Shares (and any imputed reinvested dividends on such deferred Shares) until a later date or until after he or she ceases to serve as a Director.

All Other Compensation

The Non-Management Directors’ 2017 benefits, gift programs, and reportable perquisites and other personal benefits are included under “All Other Compensation” in the Director Compensation table.

Life Insurance Programs. MetLife paid $1,584 in premiums for each Non-Management Director who served the entirety of 2017. This provided each with $200,000 of group life insurance coverage during 2017. The Company incurred a pro rata portion of that cost to provide coverage to Mr. Sicchitano and Ms. Wang (a cost of $792 for each) for the portion of 2017 during which each served as a Director.

Business Travel Insurance Program. MetLife provided each Non-Management Director with business travel accident insurance coverage for travel on MetLife business. MetLife’s per Director cost for this coverage in 2017 was $36.

Charitable and Matching Gifts Programs. The MetLife Foundation provided up to $5,000 in matching contributions for each Non-Management Director’s contributions to colleges and universities in 2017 under a matching gift program for employees and Non-Management Directors. In 2017, the foundation contributed $5,000 to match contributions made by each of Dr. Hubbard and Mr. Kilts.

In addition, the foundation provided matching contributions of $5,000 each for contributions that Ms. Kinney and Mr. Kennard, respectively, made in 2016, and $2,500 for a contribution that Mr. Sicchitano made in 2016. Because these contributions related to the directors’ 2016 contributions, they are not reported on the table above. They were not reported in the Company’s 2017 Proxy Statement because the process for matching the contributions did not begin until after that Proxy Statement was filed.

Perquisites and Other Personal Benefits. Any personal expenses the Company paid for Non-Management Directors in 2017 were less than $10,000, and as a result are not reported.

Compensation of Mr. Kandarian

Mr. Kandarian was compensated as an employee for 2017, and received no compensation in his capacity as a member of the Board of Directors. For information about compensation for Mr. Kandarian for 2017, see the Summary Compensation Table on page 78 and the accompanying discussion.

2018 Proxy Statement	36

Proposal 2 — Ratification of Appointment of the Independent Auditor

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF THE INDEPENDENT AUDITOR

The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as MetLife’s independent auditor for the fiscal year ending December 31, 2018.

The Audit Committee has appointed Deloitte & Touche LLP (Deloitte) as the Company’s independent auditor for the fiscal year ending December 31, 2018. Deloitte’s long-term knowledge of MetLife and the MetLife group of companies, combined with its insurance industry expertise and global presence, has enabled it to carry out its audits of the Company’s financial statements with effectiveness and efficiency. The members of the Audit Committee believe that the continued retention of Deloitte to serve as the Company’s independent auditor is in the best interests of the Company and its shareholders.

The appointment of Deloitte by the Audit Committee is being presented to the shareholders for ratification. If the shareholders do not ratify the appointment, the Audit Committee will reconsider its decision and may continue to retain Deloitte. If the shareholders ratify the appointment, the Audit Committee continues to have the authority to and may change such appointment at any time during the year. The Audit Committee will make its determination regarding such retention or change in light of the best interests of MetLife and its shareholders.

In considering Deloitte’s appointment and Deloitte’s compensation for audit and non-audit services, the Audit Committee reviewed the firm’s qualifications, competencies and performance, including the following factors:

•	Deloitte’s status as a registered public accounting firm with the Public Company Accounting Oversight Board (United States) (PCAOB) as required by the Sarbanes-Oxley Act of 2002 (Sarbanes-Oxley) and the Rules of the PCAOB;

•	Deloitte’s independence and its processes for maintaining its independence;

•	the results of the independent review of the firm’s quality control system;

•	the global reach of the Deloitte network of member firms and its alignment with MetLife’s worldwide business activities;

•	the key members of the engagement team, including the lead audit partner, for the audit of the Company’s financial statements;
•	Deloitte’s performance during its engagement for the fiscal year ended December 31, 2017 and data related to audit quality and performance, including recent PCAOB inspection reports on Deloitte;

•	the quality of Deloitte’s communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit, and the consistency of such communications with applicable auditing standards;

•	Deloitte’s approach to resolving significant accounting and auditing matters, including consultation with the firm’s national office; and

•	Deloitte’s reputation for integrity and competence in the fields of accounting and auditing.

Deloitte has served as independent auditor of the Company since 1999, and as auditor of affiliates of the Company since at least 1968, but the specific year of its commencement of service to affiliates has not been determined. Under current legal requirements, the lead or concurring audit partner for the Company may not serve in that role for more than five consecutive fiscal years, and the Audit Committee ensures the regular rotation of the audit engagement team partners as required by law. The Chair of the Audit Committee is actively involved in the selection process for the lead and concurring partners.

The Audit Committee approves Deloitte’s audit and non-audit services in advance as required under Sarbanes-Oxley and SEC rules. Before the commencement of each fiscal year, the Audit Committee appoints the independent auditor to perform audit services that the Company expects to be performed for the fiscal year and appoints the auditor to perform audit-related, tax and other permitted non-audit services. The Audit Committee or a designated member of the Audit Committee to whom authority has been delegated may, from time to time, pre-approve additional audit and non-audit services to be performed by the Company’s independent auditor. Any pre-approval of services between Audit Committee meetings must be reported to the full Audit Committee at its next scheduled meeting.

2018 Proxy Statement	37

Proposal 2 — Ratification of Appointment of the Independent Auditor / Independent Auditor’s Fees for 2017 and 2016

The Audit Committee is responsible for approving fees for the audit and for any audit-related, tax or other permitted non-audit services. If the audit, audit-related, tax and other permitted non-audit fees for a particular period or service exceed the amounts previously approved, the Audit Committee determines whether or not to approve the additional fees.

Representatives of Deloitte will attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.

The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as MetLife’s independent auditor for the fiscal year ending December 31, 2018.

Independent Auditor’s Fees for 2017 and 2016

The table below presents fees for professional services rendered by Deloitte for the audit of the Company’s annual financial statements, audit-related services, tax services and all other services for the years ended December 31, 2017 and 2016. All fees shown in the table were related to services that were approved by the Audit Committee.

The fees that the Company incurs for audit, audit-related, tax and other professional services reflect the complexity and scope of the Company’s operations, including:

•	operations of the Company’s subsidiaries in multiple, global jurisdictions (approximately 40 countries and branches in 2017);

•	the complex, often overlapping regulations to which the Company and its subsidiaries are subject in each of those jurisdictions;

•	the operating insurance companies’ responsibility for preparing audited financial statements; and

•	the applicability of SEC reporting requirements to one of the Company’s operating insurance subsidiaries, which is an SEC registrant.

The Audit Committee has advised the Board of Directors that, in its opinion, the non-audit services rendered by Deloitte during the most recent fiscal year are compatible with Deloitte’s maintaining its independence. Non-audit services, as a percentage of the total amount paid, was 6% for both 2017 and 2016.

($ in millions)	2017	2016

Audit Fees(1)	$68.6	$78.1
Audit-Related Fees(2)	$14.7	$13.4
Tax Fees(3)	$4.4	$4.7
All Other Fees(4)	$1.1	$1.2

1	Fees for services to perform an audit or review in accordance with auditing standards of the PCAOB and services that generally only the Company’s independent auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC. In 2017 Deloitte issued approximately 268 audit reports. The decrease in audit fees in 2017 as compared to 2016 is attributable to the fact that Brighthouse Financial, Inc. is no longer part of MetLife and therefore services related to that entity are no longer included.

2	Fees for assurance and related services that are traditionally performed by the Company’s independent auditor, such as audit and related services for employee benefit plan audits, due diligence related to mergers, acquisitions and divestitures, accounting consultations and audits in connection with proposed or consummated acquisitions and divestitures, control reviews, attest services not required by statute or regulation, and consultation concerning financial accounting and reporting standards. The increase in audit-related fees in 2017 over 2016 is due to services related to strategic projects.

3

Fees for tax compliance, consultation and planning services. Tax compliance generally involves preparation of original and amended tax returns, claims for refunds and tax payment planning services. Tax consultation and tax planning encompass a diverse range of advisory services, including assistance in connection with tax audits and filing appeals, tax advice related to mergers, acquisitions and divestitures, advice related to employee benefit plans and requests for rulings or technical advice from taxing authorities. In 2017,

2018 Proxy Statement	38

Independent Auditor’s Fees for 2017 and 2016 / Audit Committee Report

tax compliance and tax preparation fees total $1.5 million and tax advisory fees total $2.9 million and in 2016, tax compliance and tax preparation fees total $1.6 million and tax advisory fees total $3.1 million.

4	Fees for other types of permitted services, including employee benefit advisory services, risk and other consulting services, financial advisory services and valuation services.

Audit Committee Report

This report is submitted by the Audit Committee of the MetLife, Inc. (MetLife or the Company) Board of Directors. No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act), or the Securities Exchange Act of 1934, as amended (the Exchange Act), through any general statement incorporating by reference in its entirety the proxy statement in which this Report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the Exchange Act.

The Audit Committee currently consists of six independent Directors who satisfy the audit committee independence standards of the SEC and the NYSE. The Audit Committee, appointed by the Board of Directors, is responsible for overseeing management’s conduct of MetLife’s financial reporting processes and audits of the Company’s financial statements, the adequacy of the Company’s internal control over financial reporting and the appointment, retention, performance and compensation of the Company’s independent auditor. More information on the Audit Committee and its qualifications and responsibilities is included elsewhere in the proxy statement and in the Audit Committee Charter on the Company’s website at www.metlife.com/about/corporate-profile/corporate-governance/.

Management is responsible for the preparation of MetLife’s consolidated financial statements and the reporting process. Deloitte & Touche LLP (Deloitte), as MetLife’s independent auditor, is responsible for auditing MetLife’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (PCAOB).

Deloitte has discussed with the Audit Committee those matters described in the PCAOB Standard, Communications with Audit Committees (Auditing Standard No. 1301) and Rule 2-07 of Regulation S-X promulgated by the Securities and Exchange Commission. Deloitte has also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Deloitte its independence from MetLife.

During 2017, management updated its internal control documentation for changes in internal control and completed its testing and evaluation of MetLife’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. In doing so, management utilized the criteria established in the Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received updates provided by management and Deloitte at each regularly scheduled Audit Committee meeting and met in executive session separately with the internal auditor and Deloitte to discuss the results of their examinations, observations and recommendations regarding internal control over financial reporting.

Based on the Company’s internal review, management identified material weaknesses in the design and operation of its internal control over financial reporting. Management concluded that the Company has not maintained effective controls over (i) the administrative and accounting practices relating to certain Retirement and Income Solutions (RIS) group annuity reserves and the timely communication and escalation of issues regarding those reserves throughout the Company and (ii) controls over the calculation of reserves relating to variable annuity guarantees issued by a former operating joint venture in Japan and reinsured by the Company and included within the MetLife Holdings segment. Management identified errors in reserve balances in connection with these material weaknesses.

Although the Company’s remediation plan remains under development, it has begun remediation efforts and will continue

2018 Proxy Statement	39

Audit Committee Report

initiatives to implement, document, and communicate policies, procedures, and internal controls. With respect to RIS group annuity reserves, the Company is implementing immediate changes to its administrative and accounting procedures and search practices to identify, contact, and record responses from “unresponsive and missing” plan annuitants; is reviewing its practices regarding timely communication and escalation of issues throughout the Company; and has engaged third party advisors to undertake, under the supervision of MetLife, Inc.’s Chief Risk Officer, a comprehensive examination and analysis of the facts and circumstances giving rise to the material weakness. With respect to the assumed variable annuity guarantee reserves, the Company is implementing immediate changes to how data for MetLife Holdings assumed variable annuity guarantee reserves is controlled and reviewed; and has engaged third party advisors to undertake a comprehensive examination and analysis of the facts and circumstances giving rise to the material weakness.

The Company will make further changes and improve its internal control over financial reporting following management’s review and development of the complete remediation plans for these material weaknesses that is responsive to the findings of the examinations. The Company’s remediation of the identified material weaknesses and strengthening of its internal control environment will require a substantial effort in 2018.

The Audit Committee will continue to oversee the adequacy of MetLife’s internal control over financial reporting, and will receive regular updates from management, the internal auditor and the independent auditor regarding the status of the development of remediation plans.

The Audit Committee reviewed the report of management’s assessment of the effectiveness of internal control over financial reporting contained in the Company’s 2017 Annual Report on Form 10-K, which has been filed with the Securities and Exchange Commission (the 2017 Form 10-K). The Audit Committee also reviewed Deloitte’s report regarding its audit of the effectiveness of the Company’s internal control over financial reporting, in which Deloitte expressed an adverse opinion on the Company’s internal control over financial reporting. The Audit Committee reviewed and discussed with management, and with Deloitte, MetLife’s audited consolidated financial statements for the year ended December 31, 2017 and Deloitte’s Report of Independent Registered Public Accounting Firm dated March 1, 2018 regarding the 2017 audited consolidated financial statements included in the 2017 Form 10-K. The Deloitte report states that MetLife’s 2017 audited consolidated financial statements present fairly, in all material respects, the financial position of MetLife and its subsidiaries as of December 31, 2017 and 2016 and the results of their operations and cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America. In reliance upon the reviews and discussions with management and Deloitte described in this Audit Committee Report, and the Board of Directors’ receipt of the Deloitte report, the Audit Committee recommended to the Board that MetLife’s 2017 audited consolidated financial statements be included in the 2017 Form 10-K.

Respectfully,

David L. Herzog, Chair

Cheryl W. Grisé

Gerald L. Hassell

Alfred F. Kelly, Jr.

Edward J. Kelly, III

Catherine R. Kinney

2018 Proxy Statement	40

Proposal 3 — Advisory Vote to Approve the Compensation Paid to the Company’s Named Executive Officers

PROPOSAL 3 — ADVISORY VOTE TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Board of Directors recommends that you vote FOR this proposal: “RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

In accordance with Section 14A of the Exchange Act, this proposal will give shareholders the opportunity to approve, or not approve, the Company’s executive compensation programs and policies and the resulting compensation for the individuals listed in the Summary Compensation Table on page 78 (the Named Executive Officers), as described in this Proxy Statement.

The Compensation Discussion and Analysis beginning on page 43 summarizes our executive compensation program. The Board’s actions aligned each Named Executive Officer’s pay with individual and Company performance for 2017.

The Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements, including those for the Executive Officers. Because the vote is advisory, the result will not be binding on the Compensation Committee and it will not affect, limit, or augment any existing compensation or awards.

The Board has approved an annual frequency for shareholder votes to approve executive compensation. As a result, the Company currently expects to hold the next vote at the 2019 Annual Meeting.

The Compensation Committee and Board of Directors believe that the Company’s compensation programs and policies, and the compensation of the Named Executive Officers, promote the Company’s business objectives with appropriate compensation delivered in appropriate forms. See the Compensation Discussion and Analysis, beginning on page 43. Accordingly, the Board of Directors recommends that you vote FOR this proposal.

2018 Proxy Statement	41

Compensation Committee Report

Compensation Committee Report

This report is furnished by the Compensation Committee of the MetLife Board of Directors. The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that is set forth on pages 43 through 77 of the Company’s 2018 Proxy Statement and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that such Compensation Discussion and Analysis be included in the 2018 Proxy Statement.

No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act), or the Securities Exchange Act of 1934, as amended (the Exchange Act), through any general statement incorporating by reference in its entirety the proxy statement in which this Report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be “soliciting material” or to be “filed” under either the Securities Act or the Exchange Act.

Respectfully,

James M. Kilts, Chair

Cheryl W. Grisé

Gerald L. Hassell

David L. Herzog

Edward J. Kelly, III

Denise M. Morrison

2018 Proxy Statement	42

Compensation Discussion and Analysis

Compensation Discussion and Analysis

The Compensation Discussion and Analysis describes the objectives and policies underlying MetLife’s executive compensation program for the Named Executive Officers and the rest of the Executive Group. It also describes the key factors that the Compensation Committee (in this discussion, also referred to here as the Committee) considered in determining the compensation of the CEO and other members of the Executive Group.

Key Highlights

In 2017, MetLife:

✓	completed the Separation of its U.S retail business, the centerpiece of the Company’s strategy to become simpler and less capital intensive with stronger Free Cash Flow.

✓	met or exceeded its key Core financial metrics.

✓	generated 75 cents of Core Free Cash Flow for every dollar of Core Adjusted Earnings.

✓	identified errors that resulted in material weaknesses in internal control over financial reporting, and is dedicating the resources necessary to remediate them and to achieve operational excellence.

✓	reinforced commitment to achieve $800 million of pre-tax run-rate annual savings, net of stranded overhead, by 2020; currently on target through year-end 2017.

MetLife’s Compensation Committee ensured continued alignment between performance and pay by:

✓	considering the Company’s operational challenges and poor TSR compared to peer companies balanced with confidence in the executive team and progress on refreshed strategy.

✓	reducing the CEO’s annual incentive award for 2017 by $1 million (25%) from 2016 while modestly increasing LTI from prior grant to reinforce alignment with shareholders.

✓	decreasing the CFO’s annual incentive award for 2017 by 25% from 2016 and also decreasing LTI from prior grant.

✓	holding the annual incentive award for two other Named Executive Officers flat, while increasing LTI from prior grant to reflect individual performance as well as expanded responsibilities in 2017.

✓	approving the distribution of 2015-2017 Performance Shares at 46.3%, a below-target payout resulting largely from TSR that – while positive – was in the bottom quartile relative to peers resulting in zero credit for that metric.

✓	increasing the portion of new LTI granted in Performance Shares to 70% of the total award value (formerly 50%) to further enhance executive alignment with shareholders; consistent with prior awards, the performance metrics for Performance Shares are 3-year TSR performance relative to peers and 3-year Adjusted Return on Equity against the Business Plan.

MetLife’s Compensation Programs:

✓	provide the largest portion of executives’ Total Compensation in variable, performance-dependent awards.

✓	align executives’ interests with shareholders’ through Share-based awards and Share ownership requirements.

✓	incorporate sound risk management through appropriate financial metrics, non-formulaic performance assessment, and Chief Risk Officer program review.

2018 Proxy Statement	43

Compensation Discussion and Analysis

for the Compensation Discussion and Analysis

2018 Proxy Statement	44

Compensation Discussion and Analysis

MetLife’s Strategy

The Company’s strategy is founded on the principle of One MetLife, where digital and simplified are the key enablers of MetLife’s four strategic cornerstones:

•	optimizing value and risk by focusing on our businesses with higher internal rates of return, lower capital intensity, and maximum cash generation;

•	driving operational excellence, by transforming into a high-performance operating company with a competitive cost structure;

•	strengthening our distribution channels to drive efficiency and productivity through digitalization and improved customer persistency; and

•	taking a targeted approach to deliver the right solutions for the right customers through differentiated customer value propositions.

This enterprise strategy will enhance our ability to focus on the right markets, build clear differentiators, and continue to make the right investments to deliver shareholder value.

Highlights of Business Results

2017 Business Results

Under the leadership of CEO Steven A. Kandarian, the year 2017 was one of the most transformational in MetLife’s history. The Separation of MetLife’s U.S. retail business, which dated to the Company’s origins in 1868 and is now known as Brighthouse Financial, was the centerpiece of the Company’s strategy to become simpler and less capital intensive with stronger Free Cash Flow.

MetLife also grew its fee-based businesses such as MetLife Investment Management (MIM), which provides asset management services to institutional clients. MetLife’s acquisition of Logan Circle Partners, L.P., bolstered this strategy by adding $38.5 billion to MIM’s assets under management (as of December 31, 2017), giving global clients a broader set of investment solutions, and significantly enhancing the Company’s reach in the consultant distribution channel. MetLife’s top growth priorities continue to include asset management services.

A key element of MetLife’s strategy is to return excess capital to shareholders. The Company’s 2017 ratio of Core Free Cash Flow to Core Adjusted Earnings was 75 percent, the top end of its Business Plan range. This strong Core Free Cash Flow helped MetLife return $4.6 billion to shareholders through dividends and share repurchases. The Company’s Core Adjusted EPS also grew by 5 percent.

MetLife’s capital management philosophy has remained consistent. The Company pursues attractive organic opportunities and merger and acquisition opportunities that align with its strategy and culture. But if organic and inorganic growth cannot clear a risk-adjusted hurdle rate, MetLife will return excess capital to its rightful owners, the shareholders.

In other areas, MetLife did not live up to its own high standards.

The Company reviewed its practices and procedures used to estimate its reserves related to unresponsive or missing group annuitants. MetLife concluded it had not tried hard enough to find people in the pension plans whose obligations it had assumed, and the decision to release the reserves backing those obligations was an error. As a result, MetLife increased reserves by $510 million, before income tax. MetLife is committed to locating and paying as many of these customers as possible, with interest, and to re-setting the bar to best-in-class standards for future communication with annuitants. While it’s a disappointment that the issue was not escalated earlier for remediation, MetLife discovered the issue itself, self-reported it to its primary regulator, and is taking all necessary steps to fix it.

On the heels of the missing or unresponsive U.S. group annuitant issue, the Company also discovered that it was over-reserved in the MetLife Holdings segment for variable annuity guarantees assumed from a former operating joint venture in Japan. As a result, MetLife reduced these reserves by $896

2018 Proxy Statement	45

Compensation Discussion and Analysis

million, before income tax. While the impact on MetLife’s financial results was positive, the over-reserving was also an error.

As a result of these errors, MetLife identified material weaknesses in the Company’s internal control over financial reporting. MetLife is dedicating the resources necessary to strengthen internal controls and remediate both material weaknesses as quickly as possible.

The Company is confident that its strict new capital budgeting process will position MetLife to perform well in any economic environment. The Company is also committed to achieving $800 million of pre-tax run-rate annual savings, net of stranded overhead, by 2020. Ensuring that these savings fall to the bottom line is imperative for MetLife to demonstrate its management team’s ability to execute.

2017 Business Plan Compared to 2016 Results

The 2017 Business Plan anticipated responsible business growth, consistent with its refreshed strategy and capital management principles. The Company expected improved expense and underwriting margins and volume growth, offset by unfavorable market factors, to drive its 2017 performance.

When MetLife prepared the 2017 Business Plan, it expected responsible growth balanced with anticipated significant macroeconomic headwinds. Those expected headwinds included low long-term interest rates, a flattening of the yield curve, and foreign currency exchange rates driven by a strengthening U.S. dollar. Consistent with historical practices, management updated macroeconomic assumptions based on year-end 2016 market expectations.

At the same time, the 2017 Business Plan presented challenging goals. It included the continuing unit cost initiative and resultant benefit of expense savings, net of one-time costs, and underwriting improvements. It also included Core Adjusted ROE and Core Adjusted EPS goals based on returning excess capital to shareholders through dividends and share repurchases.

MetLife excluded Brighthouse Financial in preparing the 2017 Business Plan. As a result, the Company focused on performance from the remaining businesses and on executing the Separation successfully.

2017 Performance Compared to Business Plan

The Company’s solid underwriting and strong expense margin performance drove 2017 results that met or exceeded Business Plan goals. MetLife’s performance also benefited from favorable market factors. The U.S. business reserve increase for missing or unresponsive group annuitants partially offset these results.

MetLife’s strong underwriting results were above the 2017 Business Plan goal primarily due to U.S. group business in dental and accident & health. The Company’s expense margin performance exceeded the goal primarily due to strong expense management across many businesses.

Favorable market factors included the weakening of the U.S. dollar, strong equity market performance, and improved investment margins driven by higher yields and strong private equity returns. MetLife’s taxes were also favorable compared to the 2017 Business Plan, due to the positive impact from audit settlements and lower taxes on foreign operations.

Performance and Compensation Decisions

The Compensation Committee’s and Board’s decisions on Executive Group compensation for 2017, including compensation to the Named Executive Officers, reflected their view of the Company’s performance and each executive’s performance relative to goals and other challenges and opportunities that arose in 2017. MetLife uses a competitive total compensation framework that consists of base salary, AVIP and LTI opportunities. The Compensation Committee considers the amount of each of these three elements together. The Committee’s and Board’s review of performance included the results shown on page 47. The Company’s 2016 results, modified as noted below, are included for reference.

2018 Proxy Statement	46

Compensation Discussion and Analysis

The below presentation reflects the Compensation Committee’s and Board’s review of the 2017 Business Plan and 2017 MetLife performance results for purposes of determining the Executive Group members’ Total Compensation, including its assessment of the CEO’s 2017 performance. The 2017 Business Plan anticipated significant macroeconomic headwinds.

See “A Note About Non-GAAP measures” on pages ii-iii.

2018 Proxy Statement	47

Compensation Discussion and Analysis

The Committee’s and Board’s review excluded the 2017 positive financial impact of the release of reserves related to variable annuity guarantees assumed from a former operating joint venture in Japan. The reserve release slightly decreased (by 10 basis points) 2017 Core Adjusted ROE and slightly increased (by $0.68) 2017 Book Value Per Share. The 2016 results presented above also do not include the impact of this reserve release. However, the Board discussed the operational problems that led to the release of the reserves.

The 2017 results, on an unmodified basis, including the assumed variable annuity guarantees reserve release, for Adjusted Earnings, Adjusted EPS, Adjusted ROE, Adjusted Expense Ratio, and Free Cash Flow as a Percentage of Adjusted Earnings were $4,235 million, $3.93, 8.4%, 20.3%, and 134%, respectively. See Appendix B for definitions of these non-GAAP measures and reconciliations to the most directly comparable measures that are based on GAAP.

Core Adjusted ROE and Book Value Per Share each exclude accumulated other comprehensive income (AOCI) other than foreign currency translation adjustment (FCTA). The percentage presented for the Core Free Cash Flow Business Plan is the mid-point of the Business Plan range.

For Adjusted Earnings and Adjusted ROE results the Committee used to determine performance factors for certain incentive compensation purposes, see pages 63-64, 68-69, and Appendix A.

2018 Proxy Statement	48

Compensation Discussion and Analysis

Highlights of Executive Performance and Compensation

MetLife maintained its commitment to its pay for performance philosophy for 2017. The Compensation Committee’s decisions on the following Named Executive Officers’ compensation reflected the Committee’s view of the Company’s overall strategic direction and financial performance, and each executive’s performance relative to his goals and other challenges and opportunities that arose in 2017. The Named Executive Officers in this Proxy Statement are:

•	Chairman of the Board, President and CEO Steven A. Kandarian;

•	Executive Vice President and Chief Financial Officer John C. R. Hele;

•	President, U.S. Business and Europe, the Middle East, and Africa (EMEA) Michel Khalaf;

•	Executive Vice President, Global Technology & Operations Martin J. Lippert; and

•	Executive Vice President and Chief Investment Officer Steven J. Goulart

Compensation for 2017 Performance

Under the leadership of Mr. Kandarian and his Executive Group, the Company delivered on multiple important goals relating to the strategic transformation underway at MetLife. The Separation of Brighthouse Financial was the most significant strategic initiative the Company has undertaken since the acquisition of Alico in 2010.

The Company exceeded its Business Plan Core Adjusted Earnings goal by delivering responsible growth over the prior year. It accomplished this performance through a combination of favorable underwriting results and expense management actions, as well as market factors that exceeded the estimates used in early 2017 when the Business Plan was developed.

Ultimately, MetLife met or exceeded key Core financial metrics for full-year 2017.

The vast majority of the CEO’s and other Named Executive Officers’ Total Compensation for 2017 performance was variable and depended on performance. In addition, the Committee allocated a greater portion of the Named Executive Officers’ variable compensation to Share-based LTI than to cash AVIP awards. LTI align executive and shareholder interests and encourage future contributions to performance. Ultimately, the value of LTI depends on future Company performance, including stock price performance.

The Committee approved a 2017 AVIP performance factor of 111.2% of target for the almost 29,000 global AVIP-eligible employees. However, while the total AVIP funding for awards to all employees was higher than for 2016, the Committee considered the company’s operational challenges, TSR compared to peer companies, and other aspects of performance in determining 2017 AVIP awards for Executive Officers. As a result, most Executive Officers’ AVIP awards for 2017 were flat or lower compared to 2016.

The Executive Officers’ LTI granted in 2018 were generally higher than their prior awards. This reflected the Committee’s confidence in the management team and recognized progress on the refreshed strategy.

The Compensation Committee increased the portion of Executive Group members’ LTI awarded in Performance Shares to 70% of the total award value (formerly 50%), to further align the potential value of LTI to be earned with the value returned to shareholders. The performance metrics for the Performance Shares are 3-year TSR performance relative to peers and 3-year Adjusted ROE performance against the Business Plan. As a result, the LTI granted in 2018, and the Executive Officers’ outstanding LTI, align executives’ potential payments with shareholder returns.

2018 Proxy Statement	49

Compensation Discussion and Analysis

The following table presents a holistic view of the incentive compensation decisions for AVIP and LTI the Compensation Committee approved in early 2018 based on 2017 performance. It is not a substitute for the Summary Compensation Table on page 78.

	Compensation Committee Performance-Year Incentive Decisions

	2017				2017 versus 2016

Name	Base Salary Earned	AVIP Award(1)	LTI(2)	Total Compensation(3)	AVIP Award	LTI	Total Compensation(4)

Steven A. Kandarian	$1,550,000	$3,000,000	$11,000,000	$15,550,000	(25)%	5%	(3)%
John C.R. Hele	$ 811,250	$1,500,000	$ 2,800,000	$ 5,111,250	(25)%	(7)%	(12)%
Michel Khalaf(5)	$ 740,169	$2,100,000	$ 3,500,000	$ 6,340,169	n/a	n/a	n/a
Martin J. Lippert	$ 847,500	$2,100,000	$ 3,500,000	$ 6,447,500	0%	17%	10%
Steven J. Goulart	$ 761,250	$1,500,000	$ 3,000,000	$ 5,261,250	0%	20%	11%

1	Reflects the AVIP award for 2017 performance, paid in 2018.
2	Reflects the award value for LTI granted in 2018, not the grant date fair value calculated in accordance with the applicable accounting standard, ASC 718. The grant date fair values will be disclosed for Named Executive Officers reported in the Grants of Plan-Based Awards Table in the Company’s 2019 Proxy Statement.
3	Total Compensation for 2017 comprises base salary earned during 2017, AVIP awards for 2017 performance, and award value of LTI granted in 2018.
4	Reflects Total Compensation for 2017, as described in note 3 above, compared to Total Compensation for 2016.
5	Michel Khalaf was not a Named Executive Officer for 2016.

In addition to each executive’s accomplishments against individual goals for the year, all compensation decisions were made within the context of MetLife’s executive compensation programs and framework and internal equity considerations, as well as alignment and appropriate competitive positioning against external market peers. LTI awards reflect company and individual performance as well as expectations of contributions to future performance.

The Compensation Committee ensured continued alignment between performance and pay by considering the Company’s operational challenges and TSR compared to peers, balanced with confidence in the executive team and the team’s progress on refreshed strategy. Aspects of Mr. Kandarian’s performance and compensation are discussed on page 51. Mr. Lippert’s and Mr. Goulart’s Total Compensation increases from 2016 reflect performance against established objectives and role expansion in

2017. Mr. Hele’s AVIP for 2017 performance and LTI granted in 2018 are less than for 2016 in consideration of the Company’s performance in managing financial matters, including material weaknesses in internal control over financial reporting.

Payout for Prior Performance Share Awards

The Committee approved a performance factor of 46.3% of target for the 2015-2017 Performance Shares (and cash equivalents) that vested at the end of 2017. This below-target payout resulted largely from TSR performance which – while positive – was in the bottom quartile relative to peers resulting in zero credit for that metric. The Company’s 2017 relative TSR will also negatively affect the performance factor for outstanding 2016-2018 and 2017-2019 Performance Share awards. The potential value of these awards, and executives’ share ownership, appropriately align management with Company performance and shareholder interests over time.

2018 Proxy Statement	50

Compensation Discussion and Analysis

Aspects of Individual Performance

The Compensation Committee determined the Executive Group members’ 2017 AVIP awards for 2017 performance and LTI granted in 2018 considering the Company’s key financial performance goals and results as discussed in “Highlights of Business Results” beginning on page 45. The Compensation Committee also considered aspects of each executive’s performance in relation to established goals, collective ownership for ensuring operational excellence, and progress on long-term strategic objectives to continue MetLife’s transformation into a simpler company that performs well in any environment.

The 2017 AVIP awards for the Named Executive Officers reflect individual performance against objectives established at the beginning of the year and other challenges and opportunities that arose in 2017, as well as reinforce collective ownership for ensuring operational excellence. The Named Executive Officers’ LTI granted in 2018 reflect individual performance as well as shared progress on strategic objectives, which are focused on improving TSR over time.

Steven A. Kandarian, Chairman of the Board, President and CEO

MetLife’s refreshed strategy is delivering results, as Mr. Kandarian and his management team continue to transform MetLife into a simpler company that can perform well in any macroeconomic environment and deliver sustainable superior TSR. The centerpiece of this strategy has been the Separation of the U.S. retail business. From the Separation through year-end 2017, MetLife’s TSR performed comparable to the S&P Life Insurance Index and outperformed select peers, despite operational challenges that will be a management focus throughout 2018.

MetLife expects the changes the management team has made – and continues to make – to result in a simpler company with less market sensitivity and higher, more predictable Free Cash Flow. As the Committee and Board assessed Mr. Kandarian’s performance relative to established objectives as well as new challenges and opportunities that arose during 2017, they noted that Mr. Kandarian continues to lead progress on:

Transformation. Beyond the Separation of the U.S. retail business, Mr. Kandarian continued to lead on other key aspects of the transformation. MetLife’s 2017 Core Free Cash Flow was

75 percent of Core Adjusted Earnings, at the top of the Business Plan range. Mr. Kandarian demonstrated his commitment to growing MetLife’s fee-based business by acquiring a third-party asset management firm (Logan Circle Partners) and growing protection products (e.g., U.S. Group Benefits business). MetLife returned to shareholders the capital that it could not invest organically or inorganically above risk-adjusted hurdle rates – in 2017 $4.6 billion.

Financial Performance. MetLife met or exceeded its key Core financial metrics. See “Highlights of Business Results” beginning on page 45.

Regulatory. Mr. Kandarian’s multi-year advocacy of prudent regulation culminated as MetLife successfully ended government efforts to re-designate the Company a non-bank systemically important financial institution. In January, 2018, the U.S. Court of Appeals for the District of Columbia Circuit dismissed the U.S. government’s appeal of the district court decision rescinding MetLife’s designation. Mr. Kandarian vigorously championed this as the right outcome for MetLife’s customers, employees and shareholders, as well as for the broader financial system.

Operational Execution. In 2017, Mr. Kandarian hired a new Chief Risk Officer and elevated the position to the Executive Group. Mr. Kandarian is leading MetLife’s enhanced focus on operational excellence by driving an “ownership” culture, remediating material weaknesses in internal control over financial reporting, and demonstrating continuing progress on the Company’s unit cost initiative, aiming to deliver $800 million of pre-tax run-rate annual savings, net of stranded overhead, by 2020.

Corporate Responsibility. MetLife’s ongoing commitment to sustainability as well as to diversity and inclusion has been recognized by leading organizations. For example:

•	MetLife was named to the Dow Jones Sustainability Index (North America) for the second year in a row.

•	MetLife was named one of 104 companies across 10 industry sectors recognized in the 2018 Bloomberg Gender-Equality Index (GEI) for its strong, demonstrated commitment to gender equality, including dedicated social disclosure policies and practices. Our inclusion on the 2018 GEI follows recognition by the Bloomberg Financial Services Gender-Equality Index, launched in 2016 with a similar aim of recognizing companies for gender-equality practices and policies.

2018 Proxy Statement	51

Compensation Discussion and Analysis

Compensation:

The Committee approved an AVIP award for Mr. Kandarian for 2017 that was down 25% from 2016 (a decrease of $1,000,000), reflecting the Committee’s review of Mr. Kandarian’s 2017 contributions to the Company’s achievements in financial performance and progress on strategic objectives, and also the Company’s operational challenges and trailing relative shareholder returns. Mr. Kandarian’s compensation for 2017 performance was balanced with an increase in LTI granted in 2018, to recognize progress toward long-term strategic objectives and confidence in Mr. Kandarian’s ability to achieve them. The shift to a greater portion of LTI delivered in Performance Shares ensures that Mr. Kandarian will need to “re-earn” most of the award value with improved relative TSR performance as well as strong Adjusted ROE performance over the next 3 years. This table is not a substitute for the Summary Compensation Table on page 78.

Year	AVIP(1)	LTI(2)	Rationale
2017	$3,000,000	$11,000,000	Reduced cash incentive to reflect operational challenges and trailing TSR performance, while LTI recognizes financial, strategic and regulatory progress. Total Compensation down from prior year.
2016	$4,000,000	$10,500,000	Reduced cash incentive to reflect financial performance. LTI reflected progress toward long-term strategic objectives.
2015	$4,500,000	$10,500,000	Shifted incentive awards from cash to LTI to reflect operational performance consistent with plan and reinforce progress toward longer-term strategic objective while managing regulatory uncertainties.
2014	$5,000,000	$10,000,000	Reflected a strong year of operational performance, consistent with plan, in the face of strong regulatory headwinds.

1	Reflects the AVIP award paid for performance in the indicated year. Each is as reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table in the MetLife Proxy Statement for the indicated year.

2	Reflects the LTI award value for awards granted shortly after the end of the indicated year, not the grant date fair value calculated in accordance with the applicable accounting standard, ASC 718. The grant date fair value is, or will be, reported for Named Executive Officers in the Grants of Plan-Based Awards Table in MetLife’s Proxy Statement for the year of grant.

The Committee approved no base salary increase for Mr. Kandarian for 2017 performance or for 2016 performance.

The Committee believes Mr. Kandarian’s total compensation appropriately reflects the Company’s performance at this point in the Company’s transformation, which is laying the foundation for significant improvement in future Share price performance.

The CEO’s 2016-2018 and 2017-2019 Performance Share awards continue to vest, subject to performance metrics that are consistent with recent awards. As a result, later Performance Share payments will also be below target unless MetLife’s TSR improves. In addition, the CEO exceeds his Share ownership requirement of 7 times his annual base salary rate, further ensuring shareholder alignment.

2018 Proxy Statement	52

Compensation Discussion and Analysis

CEO Value Realized From Performance Shares Vested in 2017

The table below illustrates that the CEO and all other awardholders realized less than half of the 2015-2017 Performance Share award value at grant. Positive, though bottom quartile, TSR performance resulted in zero credit for that metric, driving this result.

2015-2017 Performance Shares
Target Award Value at Grant(1)	Company Performance				Realized Value at Distribution	Change in Value from Target to Realized
	Adjusted ROE Goal (Versus Business Plan)	TSR Goal (Relative to Peers)	Performance Factor(2)	Share Price Appreciation(3)		($)	(%)
$4,999,966	98%	<25th percentile	46.3% (average of components)	(0.9)%	$2,294,292	$(2,705,674)	(54)%

Performance Factor Components	92.5%	0%

1	Reflects the LTI award value using target performance, as adjusted by MetLife in light of the Brighthouse Financial Separation to maintain the award’s intrinsic value. This is not the grant date fair value calculated in accordance with the applicable accounting standard, ASC 718, which was disclosed in the Grants of Plan-Based Awards Table in the Company’s 2016 Proxy Statement.

2	See “Performance Shares” on pages 66-69 for how the performance factor is tied to Company performance.

3	Reflects change in Share price from grant on February 24, 2015 to distribution at March 2, 2018, including the adjustment for the Brighthouse Financial Separation described on pages 80-81.

2018 Proxy Statement	53

Compensation Discussion and Analysis

John C.R. Hele, Executive Vice President and Chief Financial Officer

2017 Contributions Include:

•	Ensured the Company exceeded its 2017 Business Plan. Core Adjusted Earnings, achieved key capital adequacy ratios (National Association of Insurance Commissioners Combined Risk-Based Capital, Japan Solvency Margin Ratio) above minimum targets based on current regulations, delivered Core Free Cash Flow at the high end of target range, and exceeded Business Plan distributable cash.

•	Enhanced the capital allocation process to optimize value and risk; produced Value of New Business (VNB) at Business Plan target with a large increase over 2016 and enterprise expenses below Business Plan.

•	Managed the financial aspects of the Brighthouse Financial Separation; realized net proceeds to MetLife were slightly below the anticipated range. MetLife plans to dispose of its remaining 19% stake in Brighthouse Financial in 2018.

•	Continued progress toward achieving enterprise and Finance function pre-tax savings objectives as part of on-going unit cost initiative, as well as covering stranded overhead.

Compensation:

Mr. Kandarian recommended, and the Committee approved, an AVIP award for 2017 that was down 25% from 2016 (decrease of $500,000). Mr. Hele’s LTI granted in 2018 is also lower than for the past two years. In each case, these awards reflect the Company’s performance in managing financial matters, including material weaknesses in internal control over financial reporting.

Michel Khalaf, President, U.S. Business and EMEA

In mid-2017, Mr. Kandarian promoted Mr. Khalaf to President of the U.S. Business and EMEA, which together represent approximately 50% of the Company’s Core Adjusted Earnings for 2017. In his expanded role, in addition to managing the individual and group insurance businesses in 26 countries across EMEA, Mr. Khalaf became responsible for leading the Group Benefits, Retirement and Income Solutions and Property & Casualty businesses in the U.S.

2017 Contributions Include:

•	EMEA: Exceeded financial objectives for Core Free Cash Flow, VNB, Core Adjusted Earnings, Core Adjusted ROE, and sales.

•	EMEA: Further reduced business portfolio risk with the exit from UK wealth management and the transition of EMEA to higher margin protection products representing over 90% of new business.

•	U.S. Business (President since July 2017): Exceeded financial objectives including sales, Core Adjusted Earnings, Adjusted PFOs, and Core Adjusted Expense Ratio.

•	U.S. Business: Continued to implement and deliver on strategic initiatives, including growing higher margin group voluntary business (up more than 30% compared to 2016), efficient deployment of capital in the pension risk transfer business, and the development of the small business and property and casualty digital platforms.

Compensation:

Mr. Kandarian recommended, and the Committee approved, an AVIP award for 2017 and LTI that reflects his expanded role, his performance relative to established goals and to peers, and external competitiveness.

2018 Proxy Statement	54

Compensation Discussion and Analysis

Martin J. Lippert, Executive Vice President, Global Technology & Operations

In 2017, Mr. Lippert added the MetLife Holdings segment to his responsibilities while he continued to lead MetLife’s Global Technology & Operations. MetLife Holdings includes operations relating to products and businesses that we no longer actively market in the United States as well as the assumed variable annuity guarantees from our former operating joint venture in Japan.

2017 Contributions Include:

•	As head of MetLife Holdings, delivered 2017 financial performance that exceeded objectives in Business Plan Core Adjusted Earnings and Adjusted PFOs excluding certain fees, and exceeding expense ratio targets.

•	Supported achievement of MetLife’s 2017 Business Plan by exceeding annual expense savings target and delivering savings 24% higher than prior year.

•	Surpassed Net Promoter Score targets in U.S. customer solutions centers and earned J.D. Power® recognition of MetLife’s Property & Casualty and Retirement and Income Solutions centers for providing “An Outstanding Customer Service Experience” for the Live Phone Channel.

•	Executed MetLife digital strategy to drive innovation and deliver competitive advantage by launching MetLife’s first-ever Venture Capital Co-Investment Fund and MetLife’s Global Innovation Start Up Accelerator.

Compensation:

Mr. Kandarian recommended, and the Committee approved, an AVIP award for 2017 that was flat compared to 2016 while Mr. Lippert’s 2018 LTI award value was higher than the prior year grant, reflecting progress advancing the Company’s global digital strategy and Mr. Lippert’s additional responsibilities for leading MetLife Holdings.

Steven J. Goulart, Executive Vice President and Chief Investment Officer

In 2017, Mr. Kandarian asked Mr. Goulart to add the Asia region to his responsibilities while he continued to lead MetLife Investments.

2017 Contributions Include:

•	Exceeded 2017 Business Plan Net Investment Income (NII), largely through strong private equity returns and portfolio repositioning.

•	Continued growing MetLife Investment Management (MIM), including the acquisition and integration of Logan Circle Partners, adding $38.5 billion in assets under management (as of December 31, 2017) with complementary products and distribution.

•	Exceeded objectives related to improving Free Cash Flow: implemented a regional portfolio optimization plan, executed restructuring of interest rate hedging program, and effectuated real estate equity sale transactions.

•	Assumed interim head of Asia region responsibility in the fourth quarter, as well as continued as Chief Investment Officer. The Asia region offers a broad range of products to both individuals and corporations, as well as other institutions and their respective employees. It operates in 10 jurisdictions, with the largest operation in Japan.

Compensation:

Mr. Kandarian recommended, and the Committee approved, an AVIP award for 2017 that was flat compared to 2016 while his LTI was higher, reflecting Mr. Goulart’s performance as CIO as well as his additional responsibility as interim head of the Asia Region.

2018 Proxy Statement	55

Compensation Discussion and Analysis

The amounts in the chart above, and in the charts for the other Named Executive Officers in this section entitled “Aspects of Individual Performance” reflect the base salary earned in 2017, the AVIP awards for 2017 performance, and the LTI granted in 2018.

Some of the performance measures in this section entitled “Aspects of Individual Performance” are not calculated based on GAAP. They should be read in conjunction with the information in “Non-GAAP and Other Financial Disclosures” in Appendix B of this Proxy Statement, which includes non-GAAP financial information, definitions and/or reconciliations to the most directly comparable measures that are based on GAAP. See also “A Note About Non-GAAP Measures” on pages ii-iii.

2018 Proxy Statement	56

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

Provide competitive Total Compensation opportunities to attract, retain, engage, and motivate high-performing executives
Align compensation plans with short- and long-term business strategies

Align the financial interests of executives with shareholders’ through LTI and Share ownership requirements
Make a vast majority of Total Compensation variable and subject to Company and individual performance.

Key Features of MetLife’s Executive Compensation Program

MetLife’s compensation program has multiple features that promote the Company’s success, including:

paying for performance: vast majority of compensation is variable without guarantee, and dependent on achievement of business results.
aligning executives’ interests with those of shareholders: vast majority of incentive compensation is Share-based, and executives are expected to meet Share ownership requirements.

encouraging long-term decision-making: Stock Options and Restricted Stock Units vest over three years, Stock Options may normally be exercised over 10 years, and the ultimate value of Performance Shares is determined by the Company’s performance over three years.

rewarding achievement of the Company’s business goals: amounts available for annual incentive awards are based on Company performance compared to its Business Plan; individual awards take account of individual performance relative to individual goals.

avoiding incentives to take excessive risk: the Company does not make formulaic awards as part of its normal program, uses Adjusted Earnings (which excludes net investment gains and losses and net derivative gains and losses) as a key performance indicator, avoids incentives to take excessive risk in the Company’s investment portfolio, and uses multi-year performance to determine the payout of LTI.

maintaining a performance-based compensation recoupment (clawback) policy: the Company may seek recovery for employee fraudulent or other wrongful conduct that harmed MetLife, including an accounting restatement required by material noncompliance with financial reporting requirements, and from Executive Group members based on materially inaccurate performance measures regardless of fault.

The Company’s compensation program excludes practices that would be contrary to the Company’s compensation philosophy and contrary to shareholders’ interests. For example, the Company:

does not offer Executive Group members a supplemental executive retirement plan that adds years of service or includes long-term incentive compensation in the benefits formula.
does not provide excessive perquisites.
does not allow repricing or replacing of Stock Options without prior shareholder approval.

does not provide any “single trigger” change-in-control severance pay, or “single trigger” vesting of LTI upon a change-in-control without the opportunity for the Company or a successor to substitute alternative awards that remain subject to vesting.

does not provide any change-in-control severance pay beyond two times average salary and annual cash incentive pay.

does not provide for any excise tax payment or tax gross-up for change-in-control related payments, or for tax gross-up for any perquisites or benefits, other than in connection with relocation or other transitionary arrangements when an Executive Group member begins employment.

does not allow directors, executives, or other associates, to engage in pledging, hedging, short sales, or trading in put and call options with respect to the Company’s securities.
does not offer employment contracts to U.S.-based Executive Group members.

2018 Proxy Statement	57

Compensation Discussion and Analysis

2017 Say-on-Pay Vote and Shareholder Engagement

In 2017, the Company’s shareholders voted by over 86% to approve the Company’s executive compensation programs and policies and the resulting compensation described in the 2017 Proxy Statement. The prior two years’ results were 97% (2016) and 98% (2015) positive. Since 2011, the Company’s average vote has been 95% positive.

Because the vote was advisory, the result was not binding on the Compensation Committee. However, the Committee considered the vote to be an endorsement of the Company’s executive compensation programs and policies, and took into account that support in reviewing those programs and policies. The Company has also discussed the vote, along with aspects of its executive compensation, business strategy, and corporate governance practices, talent management, and corporate responsibility initiatives, with several of our largest shareholders to gain a deeper understanding of their perspectives. These shareholders’ feedback was generally positive.

With regard to executive compensation, shareholders generally:

•	praised the quality of the Company’s disclosure, consistency in program design, performance metrics, and articulation of business strategy.
•	supported the Company’s executive compensation program design and its alignment with the Company’s business strategy.

•	urged management to execute consistently and improve TSR performance.

•	agreed that the Committee’s selective use of discretion in the design and administration of incentive plans is reasonable, so long as it aligns pay with performance.

•	expressed growing interest in the Company’s environmental, social and governance practices, as well as its corporate responsibility initiatives.

The Compensation Committee, after considering this feedback, increased the portion of Executive Group members’ LTI awarded in Performance Shares from 50% to 70% of the total award value and reduced the percentage of Stock Options and Restricted Stock Units. Because TSR relative to competitors and Adjusted Return on Equity relative to the Business Plan drive the ultimate number of Shares each executive earns for Performance Shares, the Committee is confident that this change will reinforce and further strengthen the link between shareholder interests and executive rewards.

2018 Proxy Statement	58

Compensation Discussion and Analysis

Overview of Compensation Program

MetLife uses a competitive total compensation framework that consists of base salary, annual incentive awards and LTI opportunities. The Compensation Committee considers and recommends the amount of each of these three elements together. It submits its recommendations for the Company’s CEO for approval by the Independent Directors, and for each of the other Executive Group members for approval by the Board of Directors. For purposes of this discussion and MetLife’s compensation program, Total Compensation for an Executive Group member means the total of only these three elements. Items such as sign-on payments and others that are not determined under the Company’s general executive compensation framework are approved by the Committee, but are generally not included in descriptions of Total Compensation.

The Committee’s Total Compensation decisions are driven by performance. Each Executive Group member’s Total Compensation reflects the Committee’s assessment of the Company’s and the executive’s performance as well as competitive market data based on peer compensation comparisons. Decisions on the award or payment amount of one element of Total Compensation impact the decisions on the amount of other elements. The Committee’s Total Compensation approach means that it does not structure particular elements of Total Compensation to relate to separate individual goals or performance.

The Committee allocates a greater portion of the Executive Group members’ Total Compensation to variable components that depend on performance or the value of Shares rather than a fixed component. It also allocates a greater portion of the Executive Group members’ variable compensation to

Share-based LTI than it allocates to annual cash incentives. Given this mix of pay and other features of MetLife’s compensation programs, Executive Group members’ interests are aligned with those of shareholders. The Company’s Share ownership requirements further align executives’ interests with those of shareholders and reinforce the focus on long-term shareholder value.

The Committee also reviews annually the other compensation and benefit programs, such as retirement benefits and potential termination payments that would be made if an Executive Group member’s employment were to end. However, benefits such as retirement and medical programs do not impact Total Compensation decisions since they apply to substantially all employees. Decisions about those benefits do not vary based on decisions about an Executive Group member’s base salary or annual awards or LTI, or the amount realizable from prior awards.

The Committee’s independent executive compensation consultant, Meridian, assisted in the design and review of the Company’s compensation program. For more information on the role of Meridian regarding the Company’s executive compensation program, see “Corporate Governance — Information about Board Committees — Compensation Committee” beginning on page 29.

Generally, the forms of compensation and benefits provided to Executive Group members in the United States are similar to those provided to other U.S.-based officer-level employees. None of the Executive Group members based in the United States is a party to any agreement with the Company that governs the executive’s employment.

2018 Proxy Statement	59

Compensation Discussion and Analysis

Components of Compensation and Benefits

The primary components of the Company’s regular executive compensation and benefits program play various strategic roles:

Description	Strategic Role

Total Compensation

Base Salary is determined based on position, scope of responsibilities, individual performance, and competitive data.	Provides fixed compensation for services during the year.

Annual Incentive Awards are:

•  variable based on performance relative to Company and individual goals and additional business challenges or opportunities that arose during the year.

•  determined through the Compensation Committee assessment of all of these factors as a whole.

•  Serve as the primary compensation vehicle for recognizing and differentiating individual performance each year.

•  Motivate Executive Group members and other employees to achieve strong annual business results that will contribute to the Company’s long-term success, without creating an incentive to take excessive risk.

Stock-Based Long-Term Incentive Awards are:

•  based on the Compensation Committee’s assessment of individual responsibility, performance, relative contribution, and potential for assuming increased responsibilities and future contributions.

•  dependent on the value of Shares (Restricted Stock Units), increases in the price of Shares (Stock Options), or a combination of MetLife’s performance as well as the value of Shares (Performance Shares). Cash-paid equivalents are used outside the U.S.

•  granted each year to provide overlapping vesting and performance cycles.

•  for awards to Executive Group members made as part of Total Compensation for prior year performance and in expectation of contributions to future performance granted in these proportions, beginning with awards for 2017 performance:

•  Ensure that Executive Group members have a significant continuing stake in the long-term financial success of the Company (see “Executive Share Ownership” on page 76).

•  Align executives’ interests with those of shareholders.

•  Encourage decisions and reward performance that contribute to the long- term growth of the Company’s business and enhance shareholder value.

•  Motivate Executive Group members to outperform MetLife’s competition.

•  Encourage executives to remain with MetLife.

Stock-Based Long-Term Incentive Mix for CEO and other Executive Group Members

Benefits

Retirement Program and Other Benefits include post-retirement income (pension) or the opportunity to save a portion of current compensation for retirement and other future needs (401(k) program and nonqualified deferred compensation).

Attract and retain executives and other employees.

Potential Termination Payments
Severance Pay and Related Benefits include transition assistance if employment ends due to job elimination or, in limited circumstances, performance.	Encourage focus on transition to other opportunities and allow the Company to obtain a release of employment-related claims.

Change-in-Control Benefits include:

•  double-trigger severance pay and related benefits, if the Executive Group member’s employment is terminated without cause or the Executive Group member resigns with good reason following a change-in-control.

•  replacement or vesting of LTI.

•  Retain Executive Group members during a change-in-control.

•  Promote the unbiased efforts of the Executive Group members to maximize shareholder value during and after a change-in-control.

•  Keep executives whole in situations where Shares may no longer exist or awards otherwise cannot or will not be replaced.

2018 Proxy Statement	60

Compensation Discussion and Analysis

Determining Total Compensation for 2017 Performance

In determining executive compensation for performance year 2017, the Compensation Committee considered the Executive Group’s performance both as a whole and individually. The Committee made its decisions in the context of its review of business results, including those described in “Highlights of Business Results” beginning on page 45. The Committee also reviewed reports and analyses on competitive compensation for comparable positions at peer companies and in the broader market where the Company competes for executive talent.

A description of the process for determining Total Compensation follows.

Process for Determining CEO Compensation

Early in 2017, Mr. Kandarian and the Committee established goals and objectives that were designed to drive Company performance. The Committee assessed Mr. Kandarian’s 2017 performance against these goals in early 2018. The Committee approved Mr. Kandarian’s Total Compensation, including annual incentive and LTI, based on this assessment, and recommended it to the Independent Directors for their approval. For a description of the Business Plan goals, and the performance the Committee and Board reviewed, see “Highlights of Business Results” beginning on page 45 and “Aspects of Individual Performance” beginning on page 51.

Mr. Kandarian’s compensation is higher than other Executive Group members due to Mr. Kandarian’s broader responsibilities and higher levels of accountability as the most senior executive in the Company, as well as competitive market data.

Process for Determining Compensation of Other Executive Group Members

Early in 2017, Mr. Kandarian and each Executive Group member agreed on the respective executive’s goals for 2017. In early 2018, Mr. Kandarian provided to the Committee an assessment of each of the Executive Group members’ performance during 2017 relative to their goals and the additional business challenges and opportunities that arose during the year. He also recommended Total Compensation amounts for each Executive Group member, other than himself. The Committee reviewed these recommendations. It approved and endorsed the components of each Executive Group member’s Total Compensation for the Board of Directors’ approval. In each case, Mr. Kandarian and the Committee considered the executive’s performance, future potential, available competitive data, compensation opportunities for each position, retention needs, and fit within the executive talent market, aligned with MetLife’s compensation philosophy and objectives.

The Executive Vice President and Chief Human Resources Officer of the Company (the CHRO) provided the Committee with advice and recommendations on the form and overall level of executive compensation. She also provided guidance and information to Mr. Kandarian to assist him in this process, other than with respect to the CHRO’s own compensation. The CHRO also provided guidance to the Committee on its general administration of the programs and plans in which Executive Group members, as well as other employees, participate.

Other than as described above, no Executive Group member played a role in determining the compensation of any of the other Executive Group members. No Executive Group member took part in the Board’s consideration of his or her own compensation. The CEO does not have any authority to grant Share-based awards of any kind to any Executive Group members, the Chief Accounting Officer, or Directors of the Company.

2018 Proxy Statement	61

Compensation Discussion and Analysis

Base Salary

The base salaries earned by the Named Executive Officers in 2017 are reported in the Summary Compensation Table on page 78. The Compensation Committee approved annual base salary increases in 2017 of $15,000 each for Mr. Hele and Mr. Goulart, $40,000 for Mr. Lippert, and $10,000 for Mr. Khalaf, in light of their respective 2016 performance. The Committee also approved base salary increases in 2017 of $85,000 for Mr.  Lippert in light of his increased responsibilities and $115,000 for Mr. Khalaf in light of his promotion.

Annual Incentive Awards

AVIP provides eligible employees, including the Executive Group members, the opportunity to earn annual cash incentive awards. For awards for 2017 performance, AVIP was administered as a Cash-Based Awards program under the MetLife, Inc. 2015 Stock and Incentive Compensation Plan (2015 Stock and Incentive Plan). The 2017 AVIP awards are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 78.

AVIP Performance Funding

Each year, the Committee approves the maximum aggregate amount available for AVIP awards for administrative (non-sales) employees around the world, almost 29,000 employees for 2017.

Consistent with past practice, this approach uses an AVIP Performance Funding Level, based on the Company’s Adjusted Earnings compared to the Company’s 2017 Business Plan, multiplied by the total annual incentive compensation planning targets for all eligible employees, subject to the Committee’s assessment of overall performance and other relevant factors.

The Committee uses Adjusted Earnings as a key metric because doing so aligns compensation with bottom-line performance that generates shareholder value over time. Using Adjusted Earnings, rather than GAAP net income, focuses on the Company’s primary businesses excluding the impact of market volatility, which could distort results, and revenues and costs related to areas such as non-core products, divested businesses, and discontinued operations. Adjusted Earnings excludes the impact of net investment gains and losses and net derivative gains and losses, which helps mitigate the potential for excessive risk-taking. Adjusted Earnings also enhances shareholders’ understanding of MetLife’s results without the impact of asymmetrical and non-economic accounting for certain net derivatives gains and losses and certain hedging activity.

To facilitate prudent risk management, the Company’s Adjusted Earnings is modified to eliminate the impact (if any) of variable investment income on an after-tax basis (VII) that was higher or lower than the Business Plan goal by 10% or more (Adjusted Earnings for AVIP).

2018 Proxy Statement	62

Compensation Discussion and Analysis

The Committee’s methodology to determine the AVIP Performance Funding Level is outlined in the following chart, indicating how the Performance Funding Level changes relative to Adjusted Earnings performance against the Business Plan goal:

Total AVIP Funding for Awards to All Eligible Employees

See Appendix A for further details.

The Compensation Committee used the same formula for 2017 to determine total AVIP funding for awards to all eligible employees, based on Adjusted Earnings compared to Business Plan, as it has used for the past several years.

The Committee’s approach avoids providing incentives for employees to take excessive risk

•	Adjusted Earnings excludes net investment gains and losses and net derivative gains and losses.

•	The formula excludes VII that is more than 10% higher or lower than the Business Plan goal. This avoids excessive rewards or penalties due to volatile investment returns. As a result, it does not create an incentive to take excessive risk in the Company’s investment portfolio and so facilitates prudent risk management. As VII for 2017 was within this range, the Committee did not make such a modification to Adjusted Earnings.

•	Nor is this approach an unlimited function of revenues. Rather, this approach caps the amount that can be generated for AVIP awards, and is a function of financial measures that take account of the Company’s costs and liabilities.

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Compensation Discussion and Analysis

The Adjusted Earnings that the Committee used for AVIP Performance Funding was above the 2017 Business Plan target. This performance reflected favorable business performance primarily from underwriting and expense management, as well as favorable market factors including foreign exchange impact. The 2017 Business Plan that the Committee used for this purpose excluded Brighthouse Financial results in anticipation of the Company separating those businesses during 2017.

For purposes of determining 2017 AVIP Adjusted Earnings, the Committee increased and decreased Adjusted Earnings for certain items (in millions). The net result was a less than 2% increase to Adjusted Earnings.

Reason for Increase/Decrease	Increase (Decrease)

Prior period revisions (taking in 2017 the full impact from prior periods of the missing or unresponsive group annuitants matter)	($222)
Reversal of the Australia reinsurance claim	($44)
Impact of U.S. tax reform	$298
Asbestos litigation expense	$39
Net increase to Adjusted Earnings	$71

Prior Period Revisions. On December 15, 2017, MetLife, Inc. announced that it was undertaking a review of practices and procedures used to estimate its reserves related to certain Retirement and Income Solutions group annuitants who have been unresponsive or missing over time. As a result, the Company increased reserves by $510 million pre-tax to reinstate reserves previously released, and to reflect accrued interest and other related liabilities. Of the increase of $510 million, $372 million pre-tax ($241 million post-tax) was considered an error and was recorded as a revision to prior years presented in the Company’s 2017 Annual Report on Form 10-K (the 2017 Form 10-K). The Company also corrected unrelated immaterial errors of $19 million, post-tax, previously recorded in the periods the Company identified them, resulting in a net decrease to Adjusted Earnings of $222 million, post-tax.

The prior period revisions would have had no material impact on AVIP total funding for the years in which the Company made adjustments. Nevertheless, Company management recommended — and the Committee approved — reducing 2017 Adjusted Earnings for AVIP purposes by the total amount of the prior period revisions. Adjusted Earnings already reflected the impact of the 2017 reserve increase.

Reversal of Prior Year Australia Reinsurance Claim. In 2016, the Company recorded a $44 million non-cash charge related to a Company reinsurance claim in Australia for a policy last renewed in 2011. The Compensation Committee deferred reflecting the charge in Adjusted Earnings for 2016 AVIP total funding purposes, pending final resolution of the litigation. The litigation became final in 2017. As a result, Company management recommended — and the Committee approved — reducing Adjusted Earnings for 2017 AVIP purposes.

U.S. Tax Reform. In the fourth quarter of 2017, the Company recorded a one-time charge of $298 million, net of income tax, to Adjusted Earnings to reflect the one-time repatriation tax on earnings of foreign subsidiaries and the re-measurement of deferred tax liabilities. The 2017 Business Plan Adjusted Earnings did not contemplate the passage of tax reform. As a result, Company management recommended — and the Committee approved — increasing 2017 Adjusted Earnings for AVIP purposes by this amount.

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Compensation Discussion and Analysis

Asbestos Litigation Expense. In 2017, the Company increased its reserves for asbestos litigation by $39 million, net of income tax, Metropolitan Life Insurance Company (MLIC) is named as a defendant in asbestos litigation. While MLIC believes that it should not have legal liability in these cases, the outcome of most asbestos litigation matters is uncertain.

The asbestos reserves increase does not relate to the Company’s current operations or the consequences of any current management decisions. Accordingly, management recommended — and the Committee approved — increasing 2017 Adjusted Earnings for AVIP purposes by this amount.

In approving these adjustments, the Committee considered that AVIP covers almost 29,000 employees globally. It also took into account that while AVIP total funding is formulaic, determination of individual awards is not, and that each AVIP award depends in part on how each employee — including Executive Officers — performs against established objectives.

Individual Annual Incentive Awards

The Committee determined the Executive Group members’ 2017 AVIP awards in consideration of the Company’s key financial performance goals and results described on page 47 and key aspects of each of the Named Executive Officers’ performance relative to their objectives as discussed on pages 51-56.

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Compensation Discussion and Analysis

Stock-Based Long-Term Incentive Awards

The Committee determines the award value of LTI in consideration of the Company’s key financial performance goals and results as part of MetLife’s Total Compensation program. The Company’s LTI is comprised of Performance Shares, Restricted Stock Units, Stock Options, and, in some cases outside the United States, cash payable equivalents. The Committee determines the number of Performance Shares and Restricted Stock Units (and cash payable equivalents) in each award by dividing that portion of the LTI award value by the Share closing price on the grant date. The number of Stock Options (and cash-payable equivalents) in the award is determined by dividing that portion of the LTI award value by one-third of the Share closing price on the grant date. However, if the Share closing price on the grant date is outside a 15% range (higher or lower) of the average Share closing price for the year to date, MetLife uses that average closing price instead of the closing price on the grant date to determine the number of units in each LTI award.

The exercise price of Stock Options (and cash-payable equivalents) is the closing price on the grant date.

For information about the specific grants of LTI to the Named Executive Officers in 2017, see the table entitled “Grants of Plan-Based Awards in 2017” on page 85.

Stock Options

The Company grants Stock Options with an exercise price equal to the closing price of Shares on the grant date. The value of Stock Options depends exclusively on increases in the price of Shares. One-third of each award of Stock Options becomes exercisable on each of the first three anniversaries of the date of grant.

Restricted Stock Units

The Company delivers Shares for Restricted Stock Units after the end of a predetermined vesting period. Awards generally vest in thirds, and Shares are delivered, after each of the first three anniversaries of the grant date, assuming (for awards granted in 2017 and earlier) that the Company meets goals set for purposes related to Section 162(m) of the United States Internal Revenue Code (Section 162(m)) (see “Tax Considerations” on page 76).

From time to time, the Company grants Restricted Stock Units that vest in their entirety on the third or later anniversary of their grant date. It does so in order to encourage a candidate to begin employment with MetLife (especially where the candidate would forfeit long-term compensation awards from another employer by doing so) or as a means of reinforcing retention efforts, particularly in cases of exceptional performance, critical skills, or talent.

Performance Shares

The Company delivers Shares for Performance Shares after the end of a three-year performance period. The number of Shares depends on Company performance.

The Compensation Committee establishes performance metrics for Performance Share awards using:

•	the Company’s Adjusted ROE compared to its Business Plan goals; and

•	TSR, which reflects total return on Shares including change in Share price and imputed reinvested dividends, compared to the custom group of competitors listed on page 67.

The Committee chose Adjusted ROE because it directly supports the Company’s strategy to achieve superior shareholder returns. Adjusted ROE focuses employees on the efficient use of capital, which will drive TSR over time. The use of TSR ensures that final awards are aligned with our shareholder’s experience. The metrics include one absolute measure (Adjusted ROE) to directly link to the Company’s Business Plan and one relative measure (TSR) based on a peer group that reflects our business model and global reach.

Each of these two factors is measured over the three-year performance period and each is weighted equally. For awards made in 2017 and earlier, payment is subject to the satisfaction of the applicable Section 162(m) goals. The overall maximum performance factor is 175%.

The performance factor scales for these measures are shown below. The performance goal for Adjusted ROE is established at the beginning of each three-year performance period and is based on a rigorous long-range business plan vetted and approved by the Board of Directors. This Business Plan is informed by macro-economic forecasts as well as industry and peer performance. The Committee may consider how events such as significant unplanned acquisitions or dispositions, unplanned tax, accounting and accounting presentation changes, and unplanned restructuring or reorganization costs affect the Company’s Adjusted ROE.

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Compensation Discussion and Analysis

The Company’s long-term performance, including changes in the price of Shares, has a significant impact on the Named Executive Officers’ compensation. In early 2017, the Board of Directors approved payouts for Performance Share (and cash equivalent) awards for 2014-2016 that reflected a performance factor of 44.4%. The payout for Performance Share (and cash equivalent) awards for 2015-2017 reflected a performance factor of 46.3%. TSR performance relative to peers that was positive, but below threshold, was the primary driver behind these below-target performance factors. The Committee believes that the potential value of these awards — along with Share ownership requirements — appropriately aligns management with Company performance as well as shareholder interests over time.

The Committee set a target goal for 2017-2019 Performance Shares that requires a meaningful stretch above current levels of performance. Notably, and consistent with previous years, as an overall safeguard to ensure alignment with shareholders, the performance metrics call for a cap to the Performance Factor at 100% if the Company’s TSR for the performance period is zero or negative. This applies even if the Company’s Adjusted ROE exceeds the performance goal and the Company’s TSR outperforms its peers. The payout for 2017-2019 Performance Share awards will be disclosed after the end of that performance period.

With respect to the TSR component of the Performance Factor, the Committee assesses the Company’s performance against competitors around the world to reflect MetLife’s business model and global reach. As a result, the TSR metric reflects a group of competitors for capital, business, and executive talent that is more globally diverse than the Comparator Group the Committee uses for peer Total Compensation purposes. The Compensation Committee reviewed this peer group in 2017 in light of the Brighthouse Financial Separation, and determined it continues to be appropriate.

See Appendix A for further details.

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Compensation Discussion and Analysis

The following charts show the metrics the Committee uses to determine the Performance Factor, and how the outcome is tied to Company performance. The charts also reflect the Committee’s determination of the Performance Factor for the 2015-2017 performance period; this award vested at the end of 2017.

Adjusted ROE: 50% Component of Performance Factor	TSR: 50% Component of Performance Factor

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Compensation Discussion and Analysis

The Committee established Adjusted ROE performance goals for the 2015-2017 Performance Shares (and cash equivalents) in early 2015. However, it modified the goal for all 3-year performance periods (2015-2017 and later) for outstanding awards to exclude Brighthouse Financial’s Adjusted Earnings and the impact of the Separation on MetLife’s common stockholders’ equity balance, including MetLife’s equity investment in Brighthouse Financial from the Separation through year-end 2017 and Separation-related items. It did so because the timing of the Separation was unknown at the time the goals were originally set.

The Committee excluded from Adjusted ROE for this purpose the same items it excluded in determining the total funding for 2017 AVIP awards, and for the same reasons. See “Annual Incentive Awards,” beginning on page 62.

The Committee also excluded items from Adjusted ROE for prior years as it has in the past, and for the same reasons:

For 2016, the Committee excluded:

•	$232 million in costs related to the Brighthouse Financial Separation because the plan for the anticipated Separation was still in development, and thus the costs not known, when the Company developed the 2016 Business Plan.

•	two non-cash charges that were not the consequence of current management decisions and management did not meaningfully benefit from earlier related outcomes: a $257 million charge to increase reserves primarily resulting from modeling improvements in the reserving process for universal life products with secondary guarantees, and $168 million related to an actuarial assumption review for variable annuities.

•	a $44 million non-cash charge related to a reinsurance claim in Australia, which the Committee subsequently applied to the 2017 results following the final resolution of the litigation.

For 2015, the Committee excluded a non-cash charge of $792 million, net of income tax. The charge resulted from the Company’s consideration of court decisions disallowing foreign tax credits claimed by corporate entities not affiliated with the Company. This item did not relate to the consequences of any current management decisions and management did not meaningfully benefit from the tax credit in past compensation determinations.

See Appendix A for further details.

For more information, see the table entitled “Option Exercises and Stock Vested in 2017” on page 90.

Phantom Stock-Based Awards

The Company grants cash-settled stock-based awards (Phantom Awards) to employees outside the United States, if paying cash is more appropriate than delivering Shares in light of tax and other regulatory circumstances. Each vehicle has the same LTI award value, performance metrics, and vesting requirements as its Share-payable equivalent.

•	Each Unit Option represents the right to receive a cash payment equal to the closing price of a Share on the surrender date chosen by the employee, less the closing price on the grant date. One-third of each award of Unit Options becomes exercisable on each of the first three anniversaries of the date of grant.

•	Performance Units are units that, if they vest, are multiplied by the same performance factor used for Performance Shares for the applicable period and payable in cash equal to the closing price of a Share. Payment for Performance Units granted in 2017 and earlier is contingent on Company achievement of goals set for Section 162(m) purposes.

•	Restricted Units are units that vest on the same schedules as Restricted Stock Units and, if they vest, each is payable in cash equal to the closing price of a Share on the vesting date. Payment for Restricted Units granted in 2017 and earlier that vest and pay out in three annual installments is contingent on Company achievement of goals set for Section 162(m) purposes.

Vesting

Employees whose combined age and complete years of MetLife employment is 65 or more, with at least 5 complete years of MetLife employment (the Rule of 65), will retain their awards following the end of their employment.

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Compensation Discussion and Analysis

Restrictive Covenants

In order to protect the Company, MetLife’s LTI provides that Executive Group members who leave MetLife and provide services to a competitor, or any employee who violates MetLife’s U.S. agreement to protect corporate property, may lose those awards. The agreement to protect corporate property protects MetLife’s ownership of its property and information (including intellectual property) and prohibits the employee from interfering with MetLife’s business or soliciting MetLife’s employees or certain of its agents to leave MetLife until 18 months following the end of employment.

Retirement and Other Benefits

MetLife recognizes the importance of providing comprehensive, cost-effective benefits to attract, retain, engage, and motivate talented employees. The Company reviews its benefits program from time to time and makes adjustments to the design of the program to meet these objectives and to remain competitive with other employers.

U.S.-Based Pension Program

The Company sponsors a pension program in which all eligible U.S. employees, including each Executive Group member except Mr. Khalaf, participate after one year of service. The program rewards employees for the length of their service and, indirectly, for their job performance because the amount of benefits increases with the length of employees’ service and the salary and annual incentive awards they earn.

The program includes the MetLife Retirement Plan (the Retirement Plan) and the MetLife Auxiliary Retirement Plan (Auxiliary Retirement Plan), an unfunded nonqualified plan. The Auxiliary Retirement Plan provides pension benefits that would apply under the (qualified) Retirement Plan if U.S. tax limits on eligible compensation did not apply. It provides no additional or special benefits for Executive Group members. The same compensation formulae were used for benefits accrued in both plans in 2017.

Pension Plans Applicable to Mr. Khalaf

Mr. Khalaf participates in the Alico Overseas Pension Plan (the Overseas Plan) and the Deferred Compensation Plan for Globally Mobile Employees (the Globally Mobile Plan). These plans reward employees for the length of their service, as benefits depend in part on length of service and in part on final average base salary. Collectively, these plans provide pension benefits for Mr. Khalaf, and other eligible employees, based on service and eligible compensation outside the United States as well as while a U.S. taxpayer.

For additional information about pension benefits for the Named Executive Officers, see the table entitled “Pension Benefits at 2017 Fiscal Year-End” on page 91.

401(k) Program for U.S.-Based Executives

The Company sponsors a 401(k) program for U.S. employees in which each Executive Group member, except Mr. Khalaf, is eligible to contribute a portion of eligible compensation. U.S. employees are also eligible for employer matching contributions after one year of employee service in order to encourage and reward such savings.

The program includes the MetLife 401(k) Plan (the 401(k) Plan), a tax-qualified defined contribution plan that includes pre-tax deferrals, Roth contributions, and after-tax contributions under Internal Revenue Code Section 401(k). The program also includes the MetLife Auxiliary Match Plan (Auxiliary Match Plan), an unfunded nonqualified deferred compensation plan. The Auxiliary Match Plan provides employer matching contributions for employees who elect to contribute to the 401(k) Plan and who have compensation beyond annual Internal Revenue Code limits.

Employer matching contributions for the Named Executive Officers are included in the “All Other Compensation” column of the Summary Compensation Table on page 78. Because the Auxiliary Match Plan is a nonqualified deferred compensation plan, the Company’s contributions to the Named Executive Officers’ accounts, and the Named Executive Officers’ accumulated account balances and any payouts made during 2017, are reported in the table entitled “Nonqualified Deferred Compensation at 2017 Fiscal Year-End” on page 94.

U.S.-Based Nonqualified Deferred Compensation Program

The Company sponsors a nonqualified deferred compensation program for employees at the Assistant Vice President level and above in the U.S., including each Executive Group member, except Mr. Khalaf. The opportunity to defer income taxation and pre-tax simulated investment returns encourage employees to remain with the Company.

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Compensation Discussion and Analysis

See the table entitled “Nonqualified Deferred Compensation at 2017 Fiscal Year-End” on page 94 for amounts of nonqualified deferred compensation reported for the Named Executive Officers.

International Transfer

In connection with the expansion of his role as head of U.S. Business as well as EMEA, MetLife transferred Mr. Khalaf from the United Arab Emirates to the United States during 2017. To facilitate his transfer, MetLife provided relocation benefits to Mr. Khalaf in 2017. Many of these benefits were similar to the relocation benefits MetLife provides to other employees relocating internationally. MetLife will make Mr. Khalaf whole for taxes on temporary housing and relocation assistance, consistent with its relocation policy. MetLife also paid Mr. Khalaf a transition allowance in 2017 for purposes such as travel and other incidental costs in connection with his relocation in lieu of a variety of benefits generally available to many other relocating employees. Mr. Khalaf must repay the transition allowance and other relocation payments, in whole or in part, if he leaves MetLife voluntarily or MetLife terminates his employment for misconduct within 12 months after his transition.

Perquisites

The Company provided its Executive Group members with limited perquisites in 2017.

•	To maximize the accessibility of Executive Group members, the Company makes leased vehicles and drivers and outside car services available to U.S.-based executives for commuting and personal use.

•	The Company leases an aircraft for purposes of efficient business travel by the Company’s executives. While the CEO may occasionally use the Company’s aircraft for personal travel, Company policy does not require him to use the Company’s aircraft for all personal and business travel. The Company also does not pay, or gross-up any compensation to cover, the CEO’s income taxes on this or other perquisites.

•	To promote the safety of the CEO while not at MetLife’s offices, the Company commissioned a personal residence security study and, as a result, added limited security services.

•	For recordkeeping and administrative convenience of the Company, the Company pays certain other costs, such as those for travel and meals for family members accompanying Executive Group members on business functions.
•	The Company holds events to facilitate and strengthen its relationship with customers, potential customers, and other business partners, such as events at MetLife Stadium. The Company occasionally allows employees, including the Executive Group members, and their family members, personal use of its facilities at MetLife Stadium, to the extent space at such events is available or the facilities are not in use for business purposes.

• The Company provided benefits to Mr. Khalaf in Dubai that are common for senior management in such circumstances, such as a subsidy of children’s education expenses and benefits related to housing.

Aside from limited tax equalization and gross-ups for Executive Group members based outside or relocating to the United States, each Executive Group member is responsible for any personal income taxes due as a result of receiving these benefits.

The incremental cost of perquisites provided to the Named Executive Officers in respect of 2017 is included in the “All Other Compensation” column of the Summary Compensation Table on page 78, if the total cost of those perquisites for that executive exceeded $10,000.

Tax-Related Benefits

As executives of a global enterprise, MetLife Executive Group members are engaged in international business travel. Some executives are required by the demands of their roles to travel to jurisdictions that impose additional taxes on them beyond what they owe in their home jurisdiction. MetLife has established business travel income tax equalization arrangements with its Executive Group members based outside the United States. Providing such executives with “income tax equalization” to their home jurisdiction, by paying or reimbursing the executive for any excess income taxes the executive owes in other jurisdictions as a result of business travel, is a prevalent business practice. Doing so allows the executive to engage in business travel that is necessary to lead MetLife’s business efforts and perform job responsibilities without being financially penalized. It also prevents the additional personal income tax liability from being a disincentive to engage with employees, customers, or others outside of the executive’s home jurisdiction. The arrangements do not provide for equalizing taxes the executive owes as a result of travel taken solely for personal purposes. Mr. Khalaf had such an agreement for the portion in 2017 in which he was based outside the U.S.

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Compensation Discussion and Analysis

In 2017, the Company transferred Mr. Khalaf to the United States from the United Arab Emirates, which has a different tax structure than that of the U.S. In order to encourage Mr. Khalaf to take the role of President of both the U.S. business and EMEA, the Company developed a transition plan using tax withholding rates that escalate over 3 years, which will end with Mr. Khalaf assuming full responsibility for U.S. taxes. Under the transition plan, for the portion of 2017 after Mr. Khalaf’s transfer to the U.S., the Company withheld for taxes from Mr. Khalaf’s pay and conveyed tax amounts due to taxing authorities for Mr. Khalaf. The Company also made Mr. Khalaf whole for taxes on imputed income for a few, but not all, services it provided him in connection with his relocation to the U.S., consistent with its established employee relocation policy. MetLife did not make Mr. Khalaf whole for his taxes on his transition allowance.

Potential Termination Payments

Severance Pay and Related Benefits

The following describes the Company’s standard severance program and how it was applied in 2017. The Company may, in the future, enter into severance agreements that differ from the general terms of the program where business circumstances warrant.

If the employment of a U.S.-based Executive Group member ends involuntarily due to job elimination or, in limited circumstances, due to performance, he or she may be eligible for the severance program available to substantially all salaried employees. The program generally provides employees with severance pay, outplacement services and other benefits. Employees terminated for cause, as defined under the program, are not eligible. The amount of severance pay reflects the employees’ salary grade, base salary rate, and length of service. The severance pay formula for officer-level employees is potentially higher than that for other employees. Longer-service employees receive greater payments and benefits than shorter-service employees, given the same salary grade and base salary. Depending on the terms of the particular award, employees who meet the Rule of 65 or other applicable age and service criteria, retain their outstanding LTI. Otherwise, employees who receive severance pay also receive a pro rata cash payment in consideration of certain unretained Performance Shares, Performance Units, Restricted Stock Units, and Restricted Units (generally, those awards granted at least one year earlier).

Change-in-Control Arrangements

The Company has adopted arrangements that would impact the Executive Group members’ compensation and benefits upon a change-in-control of MetLife. None of the Executive Group members is entitled to any excise tax gross-up either on severance pay or on any other benefits payable in connection with a change-in-control of the Company.

The Company established the MetLife Executive Severance Plan (Executive Severance Plan) in 2007 to apply to all Executive Group members and replace individual change-in-control agreements.

The Compensation Committee determined the terms of the plan based on its judgment of what is necessary to maximize shareholder value should a change-in-control occur. The Company designed the elements of its change-in-control definition to include circumstances where effective control over the Company would be captured by interests that differ substantially from those of the broad shareholder base the Company now has, without impinging on the Company’s flexibility to engage in transactions that are unlikely to involve such a transformation. An Executive Group member who receives benefits under the Executive Severance Plan would not also be eligible to receive severance pay under the Company’s severance plan that is available to substantially all salaried employees.

The Executive Severance Plan does not provide for any payments or benefits based solely on a change-in-control of MetLife. Rather, the Plan provides for severance pay and related benefits only if the executive’s employment also ends under certain circumstances.

The Company’s LTI also include change-in-control arrangements. Under these arrangements, MetLife or its successor may substitute an alternative award of equivalent value and vesting provisions no less favorable than the award being replaced. Only if such substitution does not occur would the awards vest immediately upon a change-in-control.

For additional information about change-in-control arrangements, including the Company’s definition of change-in-control for these purposes, see “Potential Payments upon Termination or Change-in-Control at 2017 Fiscal Year-End” beginning on page 98.

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Compensation Discussion and Analysis

The Compensation Committee periodically reviews the competitiveness of MetLife’s Total Compensation framework using data reflecting a comparator group of companies in the insurance and broader financial services industries with which MetLife competes for executive talent (the Comparator Group).

The Committee chose the members of the Comparator Group based on the size of the firms relative to MetLife and the extent of their global presence or their similarity to MetLife in the importance of investment and risk management to their businesses, as well as their being competitors for executive talent. It reviews the composition of the Comparator Group from time to time to ensure that the group remains an appropriate comparator group for the Company. The Compensation Committee reviewed the Comparator Group in 2017 in light of the Brighthouse Financial Separation. It determined the Comparator Group continues to be appropriate as competitors for business and executive talent, and that MetLife remains well-positioned within the Comparator Group in terms of size.

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Compensation Discussion and Analysis

1	MetLife is excluded from the Comparator Group when determining its percentile rank.
2	MetLife excludes Brighthouse Financial, which separated from MetLife during 2017.

See Appendix A for further details.

In determining the Executive Group member’s Total Compensation for 2017, the Committee considered the increasingly global nature of the Company’s business and the Company’s size, scope, and complexity relative to its peers, the challenges the Executive Group faces, and the Committee’s expectations for the executive’s and the Company’s performance. MetLife’s competitive compensation philosophy is generally to provide Total Compensation around the size-adjusted median for like positions at Comparator Group companies, taking into account MetLife’s assets, revenue, and market capitalization relative to other companies in the Comparator Group. As a result, the Committee considered an Executive Group member’s Total Compensation to be competitive if it fell within a reasonable range of that size-adjusted median. While the Committee considers the competitive range, its compensation decisions are also based on individual factors such as performance, expectations of contributions to future performance, experience, and retention considerations. The Committee reviewed individual elements of the Executive Group members’ Total Compensation in comparison to available Comparator Group data, with a primary focus on Total Compensation. For 2017 performance, each Named Executive Officer’s Total Compensation fell within or close to the 80% to 120% range of the point representing the size-adjusted median for his position.

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Compensation Discussion and Analysis

Risk Management

MetLife’s compensation program leverages best practices and has a number of features that contribute to prudent decision making and do not incent executives to take excessive risks.

Incentive compensation aligned with risk management

•  Adjusted Earnings – an important incentive compensation metric – excludes net investment gains and losses and net derivative gains and losses

•  Removes incentives not to hedge exposures to various risks inherent in a number of products, or to harvest capital gains for the sole purpose of enhancing incentive compensation

•  Aligned with Company policy not to use derivatives for speculative purposes

•  Company assesses Executives’ performance in risk management and governance practices

Long-term focus

•  Three-year overlapping performance periods and vesting for long-term incentive compensation

•  Time horizons for compensation reflect the extended time horizons for the results of many business decisions.

Performance-based compensation recoupment policy

•  Applies to all employees, including Executive Group members

•  Company may seek recovery of performance-based compensation with respect to period of misconduct

•  Misconduct is fraudulent or other wrongful conduct that causes the Company or its business financial or reputational harm, including an accounting restatement required by material noncompliance with financial reporting requirements

•  For Executive Group members, Company may also seek recoupment of compensation based on materially inaccurate performance measures, regardless of fault

•  Reinforces the Company intent to consider recovering compensation where the policy applies

Hedging and pledging policies

•  Directors and employees, including Executive Group members, may not short-sell, hedge, trade in put and call options in, or pledge their Company securities

•  Intended to prevent a misalignment, or appearance of misalignment, of interests with shareholders

Annual risk-review of incentive compensation programs

•  Chief Risk Officer reviews programs and reports to the Compensation Committee

•  Intended to ensure that programs do not encourage excessive risk-taking

•  Analyzes performance measures, performance periods, payment determination processes, management controls, and risk management processes

•  Chief Risk Officer concluded that compensation programs did not encourage excessive risk-taking and, as a result, are not reasonably likely to have a material adverse effect on the Company

Share ownership requirements

•  Ensure that executives’ interests are aligned with those of shareholders

•  Encourages prudent risk-taking to the long-term benefit of shareholders

•  Applies to employees at Senior Vice-President level and above, including Executive Group members

•  Requires retention of all net Shares acquired from compensation awards to maintain ownership at or above the requirement

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Compensation Discussion and Analysis

Executive Share Ownership

The Share ownership of the Named Executive Officers as of March 9, 2018 was:

Name	Requirement (Multiple of Annual Base Salary Rate)	Ownership at or Above Requirement	Compliant with 100% Net Share Retention Requirements(1)

Steven A. Kandarian	7	✓	✓
John C. R. Hele	4	✓	✓
Michel Khalaf	4		✓
Martin J. Lippert	4	✓	✓
Steven J. Goulart	4	✓	✓

1	Requires retention of all net Shares acquired from compensation awards to maintain ownership at or above the requirement.

The Company does not allow employees to count outstanding Share awards toward these requirements. Employees may count the value of Shares they or their immediate family members own directly or in trust. They may also count Shares held in the Company’s 401(k) program, Shares deferred under the Company’s nonqualified deferred compensation program and deferred cash compensation or auxiliary benefits measured in Share value. Mr. Khalaf’s Share ownership requirement increased with his recent promotion. Mr. Khalaf, and each of the other Named Executive Officers, has significant outstanding awards deliverable in Shares (or payment in cash equivalent to Share value) that align his interests with those of shareholders.

Stock-Based Award Timing Practices

The Compensation Committee grants LTI to the Executive Group members at or around its regularly scheduled meeting in February of each year. The exercise price of Stock Options or Unit Options is the closing price of a Share on the grant date. On the rare occasions when the Committee grants awards in connection with the hiring or change in responsibilities of an Executive Group member, or in order to encourage the executive to remain employed, it does so coincident with (or shortly after) the hiring, change in responsibilities, or other related changes. The Company has never granted, and has no plans to grant, any LTI to current or new employees in anticipation of the release of non-public information about the Company or any other company.

Tax Considerations

Section 162(m) of the United States Internal Revenue Code limits the deductibility of compensation paid to certain executives, but, prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the TCJA), exempted certain “performance-based” compensation set before 2018 from those limits. For 2017, the Compensation Committee established limits and performance goals in order for AVIP awards to the Company’s Executive Group members to be eligible for this exemption as applicable at that time. As part of the Section 162(m) goal-setting process for 2017, the Committee set the maximum amount that any Executive Group member could be paid as an AVIP award at $10 million. See “Non-Equity Incentive Plan Awards” on page 85 for more information about the individual maximums set for 2017 AVIP awards. The Company has also designed Performance Shares, Stock Options and (with respect to regular awards to Executive Group members), Restricted Stock Units, and cash equivalents granted in 2017 and earlier with the intention of making them eligible for the “performance-based compensation” exemption from Section 162(m) limits. However, the Committee reserves the right to grant compensation that does not meet Section 162(m) requirements if it determines it is appropriate to do so. The Company expects that some compensation granted or paid after 2017 will no longer be deductible in light of the repeal of the “performance-based” exemption following the enactment of the TCJA. The Company is reviewing the impact of the repeal of the “performance-based” exception on various forms of compensation, including the potential to use the grandfathering provision.

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Compensation Discussion and Analysis

Accounting Considerations

Stock Options and Restricted Stock Units qualify as equity-classified instruments whose fair value for determining compensation expense under current accounting rules is fixed on the date of grant. The Compensation Committee approved metrics to determine the performance factor applicable to Performance Shares granted in 2013 and later, and retained the ability to adjust them, or to consider other factors, should it find that it is appropriate to do so. As a result, these awards qualify for expense reporting on a variable basis. Phantom Awards qualify for expense reporting on a liability basis because they are paid in cash.

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Summary Compensation Table

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Steven A. Kandarian Chairman of the Board, President and Chief Executive Officer	2017 2016 2015	$1,550,000 $1,525,000 $1,425,000	$ 0 $ 0 $ 0	$7,103,183 $6,874,761 $6,837,430	$2,078,380 $1,897,550 $1,939,582	$3,000,000 $4,000,000 $4,500,000	$ 670,763 $ 705,651 $ 724,960	$ 324,395 $ 278,977 $ 273,909	$ 14,726,721 $ 15,281,939 $ 15,700,881

John C. R. Hele Executive Vice President and Chief Financial Officer	2017 2016 2015	$ 811,250 $ 781,250 $ 706,250	$ 0 $ 0 $ 0	$2,029,549 $1,964,270 $2,051,234	$ 593,833 $ 542,164 $ 581,876	$1,500,000 $2,000,000 $2,200,000	$ 303,787 $ 313,841 $ 297,271	$ 100,610 $ 104,275 $ 101,741	$ 5,339,029 $ 5,705,800 $ 5,938,372

Michel Khalaf(1) President, U.S. Business and Europe, the Middle East, and Africa	2017	$ 740,169	$299,988	$1,217,739	$ 356,297	$2,100,000	$505,499	$1,105,755	$6,325,447

Martin J. Lippert Executive Vice President, Global Technology & Operations	2017 2016 2015	$ 847,500 $ 756,250 $ 681,250	$ 0 $ 0 $ 0	$2,029,549 $1,833,297 $1,846,125	$ 593,833 $ 506,013 $ 523,692	$2,100,000 $2,100,000 $2,300,000	$ 324,514 $ 328,378 $ 301,478	$ 4,500 $ 0 $ 0	$ 5,899,896 $ 5,523,938 $ 5,652,545

Steven J. Goulart	2017	$ 761,250	$ 0	$1,691,259	$ 494,863	$1,500,000	$ 260,583	$ 90,450	$ 4,798,405
Executive Vice President and Chief Investment Officer	2016 2015	$ 725,000 $ 637,500	$ 0 $ 0	$1,636,886 $1,367,505	$ 451,805 $ 387,922	$1,500,000 $1,400,000	$ 242,190 $ 196,785	$ 85,000 $ 83,580	$ 4,640,881 $ 4,073,292

1	Amounts for Mr. Khalaf for 2017 in this table, and other executive compensation disclosure in this Proxy statement, that were denominated, accrued, earned, or paid in United Arab Emirates Dirham (AED); dollars have been converted to U.S. dollars at a rate of U.S.$1 = AED3.673.

Under SEC rules, the Summary Compensation Table includes compensation to a Named Executive Officer for 2016 or 2015 solely to the extent that it was disclosed in either of the prior two Proxy Statements. Mr. Khalaf was not a Named Executive Officer in the Company’s 2017 or 2016 Proxy Statement. As a result, his compensation for 2016 and 2015 is not reported in the table above.

MetLife paid Mr. Khalaf a transition allowance in 2017 for purposes such as travel and other incidental costs in connection with his transfer to the United States in lieu of a variety of benefits generally available to other relocating employees. Mr. Khalaf must repay the transition allowance and other relocation payments, in whole or in part, if he leaves MetLife voluntarily or MetLife terminates his employment for misconduct within 12 months after his transition.

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Summary Compensation Table

Basis for the information in the Summary Compensation Table

The amounts reported in the table above for 2017 include several elements that were not paid to the Named Executive Officers in 2017. The table includes items such as salary and cash incentive compensation that have been earned. It also includes the grant date fair value of Share-based long-term incentive awards granted in 2017 which may never become payable or be delivered, or may ultimately have a value that differs substantially from the values reported in this table. The table also includes changes in the value of pension benefits from prior year-end to year-end 2017 which will become payable only after the Named Executive Officer ends employment. The items and amounts reported in the table above for 2016 and 2015 bear a similar relationship to performance and amounts paid or payable in those years.

In addition, the amounts in the Total column do not represent “Total Compensation” as defined for purposes of the Company’s compensation framework and philosophy, and include elements that do not relate to 2017 performance. For additional information, see the Compensation Discussion and Analysis beginning on page 43.

The amounts in each of the columns of the Summary Compensation Table are further discussed in the following.

Salary

The amount reported in the Salary column is the amount of base salary earned by each Named Executive Officer in that year.

For the relationship of each Named Executive Officer’s 2017 base salary earnings to that officer’s 2017 Total Compensation, see page 50.

Stock Awards

Performance Shares and Performance Units. The Company granted Performance Shares and Performance Units in 2017 pursuant to the 2015 Stock and Incentive Plan. No monetary consideration was paid by a Named Executive Officer for any awards. No dividends or dividend equivalents are earned on any awards. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see “Potential Payments upon Termination or Change-in-Control at 2017 Fiscal Year-End” beginning on page 98.

Performance Shares are delivered in Shares. Performance Units are paid in cash using the price of Shares.

On February 28, 2017, the Compensation Committee granted Performance Shares to each Named Executive Officer, except that it granted Mr. Khalaf Performance Units. The Company may deliver Shares (or pay cash, in the case of Performance Units) after the end of the three-year performance period from January 1, 2017 to December 31, 2019. The Compensation Committee established separate threshold goals with the purpose of allowing these awards to be eligible to be fully tax deductible under the terms of Section 162(m) in effect at that the time. As a result, for the Company to deliver Shares (or pay cash, in the case of Performance Units), the Company must generate either (1) positive income from continuing operations before provision for income tax, excluding net investment gains (losses) (defined in accordance with Section 3(a) of Article 7.04 of SEC Regulation S-X), which includes total net investment gains (losses) and net derivatives gains (losses), either for the third year of the performance period or for the performance period as a whole, or (2) positive TSR either for the third year of the performance period or for the performance period as a whole.

If any of the above income or TSR goals are met, the number of Shares the Company delivers (or amount of cash it pays, in the case of Performance Units) at the end of the performance period is calculated by multiplying the number of Performance Shares or Performance Units by a performance factor (from 0% to 175%). The metrics call for the performance factor to be determined in consideration of the Company’s annual Adjusted ROE compared to its three-year business plan and TSR during the performance period compared to the Company’s peers.

For a further discussion of the performance goals applicable to the Performance Share and Performance Unit awards in 2017, see the Compensation Discussion and Analysis beginning on page 43. For a discussion of the 2016 and 2015 Performance Share and Performance Unit awards, see the Company’s 2017 and 2016 Proxy Statements, respectively.

Restricted Stock Units and Restricted Units. The Company granted Restricted Stock Units and Restricted Units in 2017 pursuant to the 2015 Stock and Incentive Plan. No monetary

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Summary Compensation Table

consideration was paid by a Named Executive Officer for any awards. No dividends or dividend equivalents are earned on any awards. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see “Potential Payments upon Termination or Change-in-Control at 2017 Fiscal Year-End” beginning on page 98.

Restricted Stock Units are delivered in Shares. Restricted Units are paid in cash using the price of Shares.

On February 28, 2017, the Compensation Committee granted Restricted Stock Units to each Named Executive Officer, except that it granted Mr. Khalaf Restricted Units. One-third of each of these awards vests on the first business day of March following each of the first three anniversaries of the grant date. The Compensation Committee established separate threshold goals with the purpose of allowing these awards to be eligible to be fully tax deductible under the terms of Section 162(m) in effect at that the time. As a result, for the Company to deliver Shares (or pay cash, in the case of Restricted Units), the Company must generate either (1) positive income from continuing operations before provision for income tax, excluding net investment gains (losses) (defined in accordance with Section 3(a) of Article 7.04 of SEC Regulation S-X), which includes total net investment gains (losses) and net derivatives gains (losses) in the calendar year immediately preceding the anniversary date on which the tranche vests, or (2) positive TSR either for the calendar year immediately preceding the anniversary date on which the tranche vests.

For a discussion of the 2016 and 2015 Restricted Stock Unit and Restricted Unit awards, see the Company’s 2017 and 2016 Proxy Statements.

Method for Determining Amounts Reported. The amounts reported in this column for Stock Awards were calculated by multiplying the number of Shares or units by their respective grant date fair value:

•	$47.30 for February 28, 2017.

•	$33.54 for February 23, 2016.

•	$46.85 for February 24, 2015.

Those amounts represent the aggregate grant date fair value of the awards under ASC 718 consistent with the estimate of aggregate compensation cost to be recognized over the service period. For Performance Shares and Performance Units, the amounts are based on target performance, which is a total performance factor of 100%. This is the “probable outcome” of the performance conditions to which those awards are subject, determined under ASC 718. The grant date fair values of the Performance Shares and Performance Units assuming the highest level of performance conditions would be 1.75 times the amounts included in this column, rounded down to the nearest whole Share (or Share equivalent), because the same grant date fair value per share would be used but the total performance factor used would be 175%. For 2017 Performance Share and Performance Unit awards, that would produce the following hypothetical Grant Date Fair Values:

Name	Hypothetical Grant Date Fair Value of 2017 Performance Shares and Performance Units at Maximum Performance Level
Steven A. Kandarian	$8,287,007
John C. R. Hele	$2,367,791
Michel Khalaf	$1,420,656
Martin J. Lippert	$2,367,791
Steven J. Goulart	$1,973,120

For a description of the assumptions made in determining the expenses of Share awards, see Notes 1 and 15 to the Consolidated Financial Statements in the 2017 Form 10-K, and Notes 1 and 16 in the 2016 and 2015 Forms 10-K. In determining these expenses, it was assumed that each Named Executive Officer would satisfy any service requirements for vesting of the award. As a result, while a discount for the possibility of forfeiture of the award for this reason was applied to determine the expenses of these awards as reported in the Company’s Annual Reports on Form 10-K, no such discount was applied in determining the expenses reported in this column.

The amounts reported do not reflect a subsequent adjustment related to the Brighthouse Financial Separation. On August 4, 2017, MetLife, Inc. completed the Separation through a distribution of Brighthouse Financial, Inc. common stock to MetLife, Inc. common shareholders. LTI award holders did not receive anything in that distribution. As a result, in order to maintain the intrinsic value of the LTI pursuant to the anti-dilution provisions of the 2015 Stock and Incentive Plan (or other applicable plan), the Company increased Option Awards and

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Summary Compensation Table

Stock Awards outstanding as of that date by an adjustment ratio, and lowered the Option Awards’ exercise price by dividing it by the same adjustment ratio (the Separation Adjustment). The Company determined the adjustment ratio by dividing the $53.92 closing price of MetLife, Inc. common stock on August 4, 2017 by the $48.17 opening price of MetLife, Inc. common stock on August 7, 2017, the next trading day.

Option Awards

Stock Option awards were granted in 2017 pursuant to the 2015 Stock and Incentive Plan. No monetary consideration was paid by a Named Executive Officer for any awards. For a description of the effect on the awards of a termination of employment or change-in-control of MetLife, see “Potential Payments upon Termination or Change-in-Control at 2017 Fiscal Year-End” beginning on page 98.

On February 28, 2017, the Compensation Committee granted Stock Options to each Named Executive Officer. Each of these awards had a per option exercise price equal to the closing price of a Share on the grant date: $52.44. On August 4, 2017 MetLife applied the Separation Adjustment (as described on pages 80-81) to preserve the intrinsic value of these Stock Options. The adjustment increased the number of Stock Options and lowered the exercise price to $46.85. The Stock Options will normally become exercisable at the rate of one-third of each grant on each of the first three anniversaries of the grant date, and expire on the day before the tenth anniversary of that grant date.

For a discussion of the 2016 and 2015 Stock Options, see the Company’s 2017 and 2016 Proxy Statements, respectively.

Method for Determining Amounts Reported. The amounts reported in this column were calculated by multiplying the number of Stock Options by a grant date fair value per option of:

•	$13.84 for February 28, 2017.

•	$9.26 for February 23, 2016.

•	$13.29 for February 24, 2015.

Those amounts represent the aggregate grant date fair value of the Stock Options granted in each year under ASC 718, consistent with the estimate of aggregate compensation cost to be recognized over the service period.

For a description of the assumptions made in determining the expenses of Stock Option awards, see Notes 1 and 15 to the Consolidated Financial Statements in the 2017 Form 10-K, and Notes 1 and 16 in the 2016 and 2015 Forms 10-K. In determining these expenses, it was assumed that each Named Executive Officer would satisfy any service requirements for vesting of the award. As a result, while a discount for the possibility of forfeiture of the award was applied to determine the expenses of these awards as reported in the Company’s Annual Reports on Form 10-K, no such discount was applied in determining the expenses reported in this column. In each case, the grant date of the awards was the date that the Compensation Committee approved the awards.

The amounts reported do not reflect the subsequent Separation Adjustment, which applied as of August 4, 2017. For more information on the Separation Adjustment, see the description on pages 80-81.

Non-Equity Incentive Plan Compensation

The amounts reported in the Non-Equity Incentive Plan Compensation column for each Named Executive Officer include the 2017 AVIP awards made in February 2018 by the Compensation Committee to each of the Named Executive Officers, which are based on 2017 performance. The awards were made pursuant to the 2015 Stock and Incentive Plan and are payable in cash by March 15, 2018. The factors considered and analyzed by the Compensation Committee in determining the awards are discussed in the Compensation Discussion and Analysis. For a description of the maximum award formula that applied to the awards for potential tax deductibility purposes, see the table entitled “Grants of Plan-Based Awards in 2017” on page 85.

Amounts reported in this column for 2016 and 2015 are AVIP awards with a similar relationship to performance in those years. The basis of these awards to the Named Executive Officers who appear in the Company’s 2017 and 2016 Proxy Statements, respectively, is discussed further in those Proxy Statements.

Change in Pension Value and Nonqualified Deferred Compensation Earnings

The amounts reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column for 2017 represent any aggregate increase during 2017 in the present

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Summary Compensation Table

value of accumulated pension benefits for each of the Named Executive Officers.

The increase in the present value of the benefits for those who participate in the U.S.-based pension program reflects additional service in 2017, base salary compensation earned in 2017 (reflecting any increases in base salary rate), annual incentive awards payable in March 2017 for 2016 performance. The Named Executive Officers who participate in the U.S.-based pension program participate in the same program that applies to other administrative employees in the U.S. Mr. Khalaf participates in the Overseas Plan and the Globally Mobile Plan, under which the increase in the present value of benefits reflects base salary earned in 2017 and additional service during 2017.

For a description of pension benefits, including the formula for determining benefits, see the table entitled “Pension Benefits at 2017 Fiscal Year-End” on page 91.

None of the Named Executive Officers’ earnings on their nonqualified deferred compensation in 2017, 2016, or 2015 were above-market or preferential. As a result, earnings credited on their nonqualified deferred compensation are not required to be, nor are they, reflected in this column. For a description of the Company’s nonqualified deferred compensation plans and the simulated investments used to determine earnings, see the table entitled “Nonqualified Deferred Compensation at 2017 Fiscal Year-End” on page 94.

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Summary Compensation Table

All Other Compensation

The amounts reported in this column for 2017 include all other items of compensation:

Name	Employer 401(k) Program and Other Defined Contribution Program Contributions	Perquisites and Other Personal Benefits(1)	Tax- Related Benefits	Total

Steven A. Kandarian	$222,000	$102,395	$0	$324,395
John C. R. Hele	$ 84,337	$ 16,273	$0	$100,610
Michel Khalaf	$ 0	$362,458	$743,297	$1,105,755
Martin J. Lippert	$ 4,500	$ 0	$0	$4,500
Steven J. Goulart	$ 90,450	$ 0	$0	$90,450

1	Each of Mr. Lippert’s and Mr. Goulart’s aggregate amounts of perquisites and other personal benefits in 2017 were less than $10,000 and are therefore reported at $0.

Employer Savings and Investment Program and Other Defined Contribution Program Contributions. U.S. based eligible employees may make contributions to the 401(k) Plan, which is tax-qualified under the U.S. Internal Revenue Code. Employer matching contributions are also made to that plan. In 2017, matching contributions to that plan of $10,800 were made for each of Mr. Kandarian and Mr. Goulart, and contributions of $8,100 and $4,500 were made for Mr. Hele and Mr. Lippert, respectively.

Employer contributions are made to the Auxiliary Match Plan due to U.S. Internal Revenue Code limits on the amount of compensation that is eligible for contributions to the 401(k) Plan.

The amount of contributions for each Named Executive Officer, other than those made to the 401(k) Plan, is also reflected in the “Registrant Contributions in Last FY” column of the Nonqualified Deferred Compensation table on page 94.

Perquisites and Other Personal Benefits. Goods or services provided to the Named Executive Officers are perquisites or personal benefits only if they confer a personal benefit on the executive. However, goods or services that are directly and integrally related to the executive’s job duties, or are offered generally to all employees, or for which the executive fully reimbursed the Company, are not perquisites or personal benefits. Perquisites and other personal benefits are reported at the Company’s aggregate incremental cost. The following describes each type of perquisite or other personal benefit.

Personal Car Service. The Company provided limited personal automobile travel, incurring the cost of tolls, fuel, driver overtime compensation and other costs reported in the table above. Where the executive used an outside car service for personal travel, the Company’s cost is also included.

Personal Company Aircraft Use. The reported amounts include the $60,572 variable costs for the CEO’s personal use of aircraft that were charged to the Company by the vendor that operates the Company’s leased aircraft for trip-related crew hotels and meals, landing and ground handling fees, hangar and parking costs, in-flight catering and telephone usage, and similar items. Fuel costs were calculated based on average fuel cost per flight hour for each hour of personal use. Because the aircraft is leased primarily for business use, fixed costs such as lease payments are not included in these amounts. The Company does not require the CEO to use the Company’s aircraft for all personal and business travel.

Security. The reported amounts include MetLife’s $25,788 cost for a personal residence security study and services to the CEO.

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Summary Compensation Table

Personal Conference, Event, and Travel. The reported amounts include the costs incurred by the Company for personal items for the Named Executive Officer at a Company business conference or meeting, at MetLife Stadium or at other events, and for personal guests of the Named Executive Officer at such events. Costs paid to a vendor to make personal travel reservations for the Named Executive Officers or their family members are also included.

Non-U.S. Assignment Benefits. The Company provided Mr. Khalaf, in connection with his assignment in the United Arab Emirates during a portion of 2017 and his family’s residence there during 2017, $144,560 in housing assistance and $26,997 in subsidy of his children’s education, as well as a club membership. The Company’s incremental costs to provide these items are included in the table above.

Relocation. In connection with transferring Mr. Khalaf to the United States, the Company provided him temporary housing at a cost of $91,960 and tax preparation assistance at a cost of $48,000, as well as relocation assistance services, such as searching for new permanent housing and establishing new personal financial services, excess baggage or shipping fees, and transport of household or personal items. The Company’s incremental costs to provide these items are included in the table above.

Tax-Related Benefits. The Company will pay income taxes Mr. Khalaf owes as a result of travel on Company business during 2017, prior to his transfer to the U.S., in excess of what he would have owed had he provided the services in his home jurisdiction. For the portion of 2017 after Mr. Khalaf’s transfer to the U.S., the Company withheld for taxes from Mr. Khalaf’s pay and conveyed tax amounts due to taxing authorities. The Company’s cost to make Mr. Khalaf whole for taxes on imputed income for temporary housing and other relocation assistance benefits are also included. The amount reported in the table above includes an estimate of the Company’s net costs for all such taxes, as Mr. Khalaf‘s precise liability has not yet been determined. For further information, see “Income Tax Equalization” on page 71.

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Grants of Plan-Based Awards in 2017

Grants of Plan-Based Awards in 2017

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards Maximum ($)	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold (#)	Target (#)	Maximum (#)

Steven A.		$10,000,000
Kandarian	February 28, 2017		25,029	100,115	175,201				$4,735,440
	February 28, 2017					50,058			$2,367,743
	February 28, 2017						150,172	$52.44	$2,078,380
John C. R.		$10,000,000
Hele	February 28, 2017		7,151	28,605	50,059				$1,353,017
	February 28, 2017					14,303			$ 676,532
	February 28, 2017						42,907	$52.44	$ 593,833
Michel Khalaf		$10,000,000
	February 28, 2017		4,291	17,163	30,035				$ 811,810
	February 28, 2017					8,582			$ 405,929
	February 28, 2017						25,744	$52.44	$ 356,297
Martin J.		$10,000,000
Lippert	February 28, 2017		7,151	28,605	50,059				$1,353,017
	February 28, 2017					14,303			$ 676,532
	February 28, 2017						42,907	$52.44	$ 593,833
Steven J.		$10,000,000
Goulart	February 28, 2017		5,959	23,837	41,715				$1,127,490
	February 28, 2017					11,919			$ 563,769
	February 28, 2017						35,756	$52.44	$ 494,863

Non-Equity Incentive Plan Awards

In February, 2017, the Compensation Committee made each Named Executive Officer eligible for an AVIP award for 2017 performance of up to $10 million, if the Company attained either of two performance goals in 2017. Those goals were: (1) positive income from continuing operations before provision for income tax, excluding net investment gains (losses) (defined in accordance with Section 3(a) of Article 7.04 of SEC Regulation S-X), which includes total net investment gains (losses) and net derivatives gains (losses); or (2) positive TSR. These goals were established for the purpose of making AVIP awards to certain of the Company’s executives for 2017 eligible for the “performance-based” exemption from the limits on tax deductibility under Section 162(m) in effect at that time. This limit is labeled “maximum” in this table. No amounts were established as minimum or target awards.

The amounts of the 2017 AVIP awards paid to the Named Executive Officers are reflected in the “Non-Equity Incentive Plan

Compensation” column of the Summary Compensation Table on page 78 and further described in the text accompanying that table. The factors and analysis of results considered by the Compensation Committee in determining the 2017 AVIP awards are discussed in the Compensation Discussion and Analysis.

Equity Incentive Plan Awards

The amounts in these columns reflect a range of Shares the Company may deliver for Performance Shares, or Share equivalents it may pay in cash for Performance Units, granted to each Named Executive Officer in 2017. In each case, it is also possible that no Shares will be delivered or cash paid.

If the 25% threshold performance factor in the metrics approved by the Compensation Committee applies, each Named Executive Officer would receive the number of Performance Shares or Performance Units reflected in the Threshold column of this table. If the target performance factor applies, each Named Executive Officer would receive the number of Performance

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Grants of Plan-Based Awards in 2017

Shares or Performance Units reflected in the Target column of the table. The maximum performance factor of 175% is reflected in the Maximum column of the table, rounded down to the nearest whole Share (or Share equivalent).

For a more detailed description of the material terms and conditions of these awards, see the Summary Compensation Table on page 78 and the text accompanying that table.

All Other Stock Awards

The amounts in these columns reflect the potential number of Shares the Company may deliver for Restricted Stock Units, or

Share equivalents it may pay in cash for Restricted Units, granted to each Named Executive Officer in 2017. In each case, it is also possible that no Shares will be delivered or cash paid.

For a more detailed description of the material terms and conditions of these awards, see the Summary Compensation Table on page 78 and the text accompanying that table.

All Other Option Awards

For a description of the material terms and conditions of these awards, see the Summary Compensation Table on page 78 and the text accompanying that table.

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Outstanding Equity Awards at 2017 Fiscal Year-End

Outstanding Equity Awards at 2017 Fiscal Year-End

This table presents information about:

•	Option Awards granted to the Named Executive Officers that were outstanding on December 31, 2017 because they had not been exercised or forfeited as of that date.

•	Performance Shares and Performance Units granted to the Named Executive Officers that were outstanding on December 31, 2017 because they had not vested as of that date.

•	Restricted Stock Units and Restricted Units granted to the Named Executive Officers that were outstanding on December 31, 2017 because they had not vested as of that date.

The awards reported in this table include awards granted in 2017, which are also reported in the Summary Compensation Table on page 78 and the table entitled “Grants of Plan-Based Awards in 2017” on page 85.

	Option Awards(1)(8)				Stock Awards(8)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(4) (#)	Market Value of Shares or Units of Stock That Have Not Vested(5) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(6) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(7) ($)

Steven A. Kandarian(2)(3)	48,692	0	$54.06	February 25, 2018
	59,775	0	$20.82	February 23, 2019
	119,549	0	$20.82	February 23, 2019
	85,072	0	$31.13	February 22, 2020
	89,549	0	$40.91	February 22, 2021
	167,905	0	$39.84	March 20, 2021
	367,292	0	$34.21	February 27, 2022
	203,521	0	$31.15	February 25, 2023
	146,077	0	$45.15	February 24, 2024
	108,908	54,456	$45.91	February 23, 2025
	76,459	152,920	$34.33	February 22, 2026
	0	168,097	$46.85	February 27, 2027
					125,171	$6,328,646	463,792	$23,449,324
John C. R. Hele	110,126	0	$30.38	September 03, 2022
	20,352	0	$31.15	February 25, 2023
	45,325	0	$45.15	February 24, 2024
	32,672	16,337	$45.91	February 23, 2025
	21,845	43,692	$34.33	February 22, 2026
	0	48,028	$46.85	February 27, 2027
					36,023	$1,821,323	132,513	$6,699,857
Michel Khalaf	29,383	0	$40.91	February 22, 2021
	52,498	0	$34.21	February 27, 2022
	35,616	0	$31.15	February 25, 2023
	25,181	0	$45.15	February 24, 2024
	17,425	8,713	$45.91	February 23, 2025
	13,106	26,216	$34.33	February 22, 2026
	0	28,817	$46.85	February 27, 2027
					21,251	$1,074,451	79,508	$4,019,924

2018 Proxy Statement	87

Outstanding Equity Awards at 2017 Fiscal Year-End

	Option Awards(1)(8)				Stock Awards(8)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(4) (#)	Market Value of Shares or Units of Stock That Have Not Vested(5) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(6) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(7) ($)

Martin J.	41,976	0	$26.36	September 05, 2021
Lippert	36,715	0	$34.21	February 27, 2022
	61,055	0	$31.15	February 25, 2023
	41,968	0	$45.15	February 24, 2024
	29,404	14,704	$45.91	February 23, 2025
	20,389	40,778	$34.33	February 22, 2026
	0	48,028	$46.85	February 27, 2027
					34,507	$1,744,674	127,414	$6,442,052
Steven J. Goulart	11,753	0	$54.06	February 25, 2018
	15,671	0	$20.82	February 23, 2019
	19,141	0	$31.13	February 22, 2020
	20,484	0	$40.91	February 22, 2021
	78,691	0	$34.21	February 27, 2022
	40,704	0	$31.15	February 25, 2023
	26,859	0	$45.15	February 24, 2024
	21,781	10,892	$45.91	February 23, 2025
	18,204	36,411	$34.33	February 22, 2026
	0	40,024	$46.85	February 27, 2027
					29,112	$1,471,903	110,427	$5,583,189

1	Each of these Option Awards are Stock Options, except Mr. Khalaf’s Option Awards expiring February 22, 2021, which are Unit Options. Each Option Award has an expiration date that is the day before the tenth anniversary of its grant date. Except as described in note 2 to this table, each of the Option Award will become exercisable at a rate of one-third of each annual grant on each of the first three anniversaries of the grant date, subject to conditions.

2	Mr. Kandarian’s Stock Options that expire on March 20, 2021, and 119,549 of Mr. Kandarian’s Stock Options that expire on February 23, 2019, became exercisable on the third anniversary of their grant date, subject to conditions.

3	12,660 of Mr. Kandarian’s outstanding Stock Options expiring in 2018 were effectively transferred other than for value under a domestic relations order.

4	Each of these Stock Awards is comprised of Restricted Stock Units, except for Mr. Khalaf’s Stock Awards, which are Restricted Units.

5	The hypothetical amount reflected in this column for each Named Executive Officer is equal to the number of Restricted Stock Units and Restricted Units reflected in the column entitled “Number of Shares or Units of Stock That Have Not Vested” multiplied by the closing price of a Share on December 29, 2017, the last business day of that year.

2018 Proxy Statement	88

Outstanding Equity Awards at 2017 Fiscal Year-End

6	Each of these Stock Awards is comprised of Performance Shares, except for Mr. Khalaf’s Stock Awards which are Performance Units. The number of Stock Awards reported is the maximum number of Shares that the Company could deliver (or pay the equivalent in cash) for the following performance periods:

	Maximum Performance Shares or Performance Units

Name	2016-2018	2017-2019

Steven A. Kandarian	267,678	196,114
John C.R. Hele	76,480	56,033
Michel Khalaf	45,889	33,619
Martin J. Lippert	71,381	56,033
Steven J. Goulart	63,733	46,694

The Company has not yet delivered any Shares or paid any cash for these Performance Shares and Performance Units. The number of Shares the Company delivers or cash it pays may be lower than the amounts reflected in this table. Under the terms of the awards, the number of Shares the Company delivers, or cash it pays, if any, will depend on a performance factor that the Compensation Committee determines based upon a three-year performance period. The maximum performance factor has been used to report these outstanding awards because it was not possible to determine the Company’s performance in 2018 or 2019 at the time this Proxy Statement was filed. See the Summary Compensation Table on page 78 for a description of the terms of the Performance Share and Performance Unit awards.

7	The hypothetical amount reflected in this column for each Named Executive Officer is equal to the number of Performance Shares and Performance Units reflected in the column entitled “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” multiplied by the closing price of a Share on December 29, 2017, the last business day of that year.

8	The Option Awards and Stock Awards reflect the Separation Adjustment, which was made as of August 4, 2017. For more information on the Separation Adjustment, see the description on pages 80-81.

2018 Proxy Statement	89

Option Exercises and Stock Vested in 2017

Option Exercises and Stock Vested in 2017

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Steven A. Kandarian	103,914	$5,399,032
John C.R. Hele	31,000	$1,609,966
Michel Khalaf	17,067	$ 887,459
Martin J. Lippert	28,233	$1,466,848
Steven J. Goulart	21,417	$1,114,691

Stock Awards

Restricted Stock Units and Restricted Units. These amounts include Shares the Company delivered for Restricted Stock Units, or equivalent in cash it paid for Restricted Units, that vested in 2017. The value realized on vesting was determined using the closing price of a Share on the vesting date. None of the Named Executive Officers had the opportunity to defer the Shares that they might receive for these awards.

2015-2017 Performance Shares and Performance Units. These amounts also include Shares deliverable for Performance Shares, or equivalent in cash payable for Performance Units, for the 2015-2017 performance period, which vested on December 31,

2017. The value realized on vesting was determined using the number of Shares deliverable, or Share equivalent payable in cash, multiplied by the closing price of Shares on the vesting date. The number of Shares deliverable for this award (or cash equivalent) was calculated by multiplying the number of Performance Shares by the performance factor that pertained to the awards, which was 46.3%. For more information, see pages 68-69.

Each Named Executive Officer who had a Performance Share award for the 2015-2017 performance period had the opportunity to defer Shares deliverable for that award. None of them chose to defer any of those Shares.

2018 Proxy Statement	90

Pension Benefits at 2017 Fiscal Year-End

Pension Benefits at 2017 Fiscal Year-End

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)

Steven A. Kandarian	Retirement Plan	12.75	$ 234,117
	Auxiliary Retirement Plan	12.75	$4,342,206
John C. R. Hele	Retirement Plan	5.333	$ 98,327
	Auxiliary Retirement Plan	5.333	$1,039,310
Michel Khalaf	Overseas Plan	28.75	$2,322,359
	Globally Mobile Plan	28.75	$ 575,229
Martin J. Lippert	Retirement Plan	6.333	$ 121,783
	Auxiliary Retirement Plan	6.333	$1,277,004
Stephen J. Goulart	Retirement Plan	11.5	$ 247,249
	Auxiliary Retirement Plan	11.5	$1,299,143

U.S.-Based Plans

For 2017, each of the Named Executive Officers, except Mr. Khalaf, were eligible to participate in the U.S.-based: Retirement Plan and Auxiliary Pension Plan. Eligible employees qualify for pension benefits after one year of service and become vested in their accrued benefits after three years of service.

Pension Plans. Pension benefits are paid under two separate plans, primarily due to U.S. Internal Revenue Code requirements. The Retirement Plan is a tax-qualified defined benefit pension plan that provides benefits for eligible employees on the United States payroll. The U.S. Internal Revenue Code imposes annual limitations on eligible compensation and on the amounts that can be paid under the Retirement Plan. The purpose of the Auxiliary Retirement Plan is to provide benefits which eligible employees would have received under the Retirement Plan if these limitations were not imposed. Benefits under the Auxiliary Retirement Plan are calculated in substantially the same manner as they are under the Retirement Plan. The Auxiliary Retirement Plan is unfunded, and benefits under that plan are general unsecured promises of payment.

Determination of Benefits. Each Named Executive Officer’s benefit under the U.S.-based plans will be determined under the Personal Retirement Account Formula, which is based on monthly contributions for each employee based on the employee’s eligible compensation, plus interest.

This formula is the standard formula that applies to all similarly-situated employees. Each eligible Named Executive Officer had sufficient service as of year-end 2017 to be fully vested in his Personal Retirement Account Formula benefit.

Under the Personal Retirement Account Formula, an employee is credited each month with an amount equal to five percent of eligible compensation up to the Social Security wage base (for 2017, $127,200), plus 10% of eligible compensation in excess of that wage base. Eligible compensation includes base salary and eligible annual incentive awards. In addition, amounts credited to each employee earn interest at an approximation of the U.S. government’s 30-year Treasury securities rate. For pension benefit purposes, the 2009 annual incentive awards, which were paid outside of AVIP, are considered on the same basis as AVIP awards.

Form and Timing of Payment of Benefits. An employee may choose to receive vested Personal Retirement Account Formula benefits from the Retirement Plan as a single lump-sum payment or as one of several forms of annuity at termination of employment or deferred until no later than age 65. Amounts accrued under the Auxiliary Retirement Plan that are determined by the Personal Retirement Account Formula are paid in a lump sum at termination of employment or death, subject to any elections and other terms described under “Code 409A Requirements” below.

2018 Proxy Statement	91

Pension Benefits at 2017 Fiscal Year-End

Code Section 409A Requirements. Personal Retirement Account balances in the Auxiliary Retirement Plan are subject to the requirements of U.S. Internal Revenue Code Section 409A (Section 409A). Participants had the opportunity in 2008 to choose their form of payment (including a lump sum or annuity) for their accrued benefit, so long as they did not begin receiving payments in the year of the election. Payments of amounts that are subject to the requirements of Section 409A to the top 50 highest paid officers in the Company that are due upon separation from service are delayed for six months following their separation, as required by Section 409A.

Present Value Calculation Assumptions. The present value of each eligible Named Executive Officer participant’s accumulated pension benefits is equal to his Personal Retirement Account balance at December 31, 2017. Each Named Executive Officer who participated in the U.S. based plans was vested in such benefit as of that date.

Retirement Eligibility. Personal Retirement Account participants qualify to be paid their full vested benefit when their employment ends. Because Personal Retirement Account benefits are based on total amounts credited for the employee and not final average compensation, those benefits are not reduced for any early retirement.

Normal Retirement Eligibility applies at age 65 with at least one year of service. An employee is eligible for early Retirement Eligibility beginning at age 55 with 15 years of service. Each year of age over age 57 1/2 reduces the number of years of service required to qualify for early retirement, until normal Retirement Eligibility at age 65 and at least one year of service.

While attaining Retirement Eligibility does not affect Personal Retirement Account benefits, attaining Retirement Eligibility does effect whether a deported employee retains LTI granted in 2014 or earlier. See the text accompanying the table entitled “Potential Payments upon Termination or Change-in-Control at 2017 Fiscal Year-End” on page 98 for a discussion of these effects as of 2017 year-end.

Of the Named Executive Officers based in the U.S., only Mr. Kandarian and Mr. Goulart were Retirement Eligible during 2017.

Mr. Khalaf

For 2017, Mr. Khalaf participated in the Overseas Plan and the Globally Mobile Plan.

Mr. Khalaf, and a number of other employees, was eligible for the Overseas Plan before MetLife acquired the company that sponsored that plan in 2010 and has remained eligible. Mr. Khalaf became eligible for the Globally Mobile Plan upon his appointment as President, U.S. and EMEA during 2017.

The purpose of the Overseas Plan is to provide benefits for eligible employees based on length of service and salary, excluding compensation earned in the United States while a U.S. taxpayer, citizen, or permanent resident alien. Eligible employees qualify for pension benefits after six months of service and become vested in their benefits after five years of service. The Overseas Plan is unfunded, and benefits under that plan are general unsecured promises of payment.

Mr. Khalaf’s service for purposes of the Overseas Plan includes his period of service with Alico and its affiliates prior to the Company’s acquisition of Alico on the same basis as such service is credited to other similarly-situated employees. The Overseas Plan does not recognize service by any employee for the first six months of employment or service by an employee in the United States while the employee is a U.S. taxpayer, resident, or citizen.

An employee’s annual benefit under the Overseas Plan is determined by multiplying the employee’s years of service since January 1, 1966, but not exceeding 40 years, by 1.75% of the employee’s average final compensation, less each of the following: (1) approximately 1.43% of any social security benefit which the employee is eligible to receive, multiplied by the employee’s years of service, limited to 35 years; (2) the actuarial equivalent of the employer-contributed portion of any government-mandated defined contribution retirement plan, i.e., a “Provident Fund”; (3) any termination indemnity or severance allowance due under applicable law or labor agreement, not including any Company or affiliate severance plan, policy or agreement; (4) the actuarial equivalent of any employer contributions to any applicable defined contribution plan, and earnings on such contributions; and (5) the actuarial equivalent of the amount due to a participant from any other defined benefit plan sponsored by the Company or a Company affiliate.

2018 Proxy Statement	92

Pension Benefits at 2017 Fiscal Year-End

An employee’s final average compensation is calculated by looking back at the 10-year period prior to retirement or termination of employment and determining the consecutive three-year period during which the employee’s eligible compensation produces the highest average annual compensation. Eligible compensation is limited to base salary, but does not include salary for services rendered while a U.S. taxpayer, a resident of the U.S., or a U.S. green card holder.

A participant may choose to receive benefits under the Overseas Plan as a 100% joint and survivor annuity, a 75% joint and survivor annuity, a 50% joint and survivor annuity, life annuity, or life and 10 year term certain annuity. The actuarial value of all forms of payment is substantially equivalent.

Benefits may not be paid to an employee before the employee becomes retirement eligible. Participants qualify for normal retirement at age 65 with at least five years of service, and early retirement beginning at age 55 with at least 10 years of service.

Early retirement payments are reduced from normal retirement benefits by an early retirement factor that depends on the employee’s age and years of service at the time payments begin. For each year prior to normal retirement that benefit payments begin, the annual payment is reduced by a stated percentage. For employees who were not yet age 54 as of January 1, 2006, including Mr. Khalaf, benefits accrued prior to January 1, 2006 are reduced by an early retirement factor of 3%. Benefits for such employees that accrued on or after January 1, 2006 are subject to the following early retirement reduction factors:

Minimum Age	Minimum Number of Years of Service	Reduction Factor

60	30	3%
60	25	4%
55	10	5%

Mr. Khalaf was not eligible for normal or early retirement benefits in 2017.

The purpose of the Globally Mobile Plan is to provide benefits on the same basis as the Overseas Plan, but based on eligible compensation earned while a U.S. taxpayer, citizen, or permanent resident alien. Globally Mobile Plan benefits are determined in the same way as benefits under the Overseas Plan based on that compensation. Globally Mobile Plan benefits are paid in a single lump sum and, because that plan is subject to Section 409A, any payments to the top 50 highest paid officers in the Company that are due upon separation from service must be delayed for six months following separation. The Globally Mobile Plan is unfunded, and benefits under it are general promises of payment not secured by any rights to Company property.

The present value of Mr. Khalaf’s accumulated pension benefits is reported in the table above using assumed retirement at the earliest date Mr. Khalaf could retire with full benefits. This is the date Mr. Khalaf will reach age 65. Otherwise, the assumptions used were the same as those used for financial reporting under GAAP. The discount rates used to determine the present value of the benefits were 4.30% as of December 31, 2016 and 3.65% as of December 31, 2017. For a discussion of the other assumptions made regarding this valuation, see Notes 1 and 17 of the Notes to Consolidated Financial Statements included in the 2017 Form 10-K.

2018 Proxy Statement	93

Nonqualified Deferred Compensation at 2017 Fiscal Year-End

Nonqualified Deferred Compensation at 2017 Fiscal Year-End

Name(1)	Plan Name	Registrant Contributions in Last FY(2) ($)		Aggregate Earnings in Last FY(3) ($)		Aggregate Balance at Last FYE(4) ($)

Steven A. Kandarian	Leadership Plan		$0		$614,573		$8,037,521
	Auxiliary Match Plan		$211,200		$44,434		$1,742,378
John C. R. Hele	Auxiliary Match Plan		$76,237		$35,075		$348,064
Steven J. Goulart	Leadership Plan Auxiliary Match Plan	$ $	0 79,650	$ $	20,244 119,407	$ $	138,306 713,248

1	Mr. Khalaf was not eligible to participate in a nonqualified deferred compensation plan in 2017. Mr. Lippert did not participate in a nonqualified deferred compensation plan in 2017.

2	Amounts in this column are reported as components of Employer 401(k) Program for 2017 in the “All Other Compensation” column of the Summary Compensation Table on page 78.

3	None of the amounts in this column are reported for 2017 in the Summary Compensation Table. See the text pertaining to the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of that table beginning on page 78.

4	A portion of the amounts reported in this column is attributable to Auxiliary Match Plan contributions. These contributions are reflected in the “All Other Compensation” column of the Summary Compensation Tables in the Company’s previous Proxy Statements (beginning in 2007) for Named Executive Officers who appeared in those Proxy Statements: $1,438,917 for Mr. Kandarian, $244,499 for Mr. Hele, $208,067 for Mr. Goulart.

2018 Proxy Statement	94

Nonqualified Deferred Compensation at 2017 Fiscal Year-End

Leadership Plan

The Company’s U.S.-based nonqualified deferred compensation program offers deferral opportunities to hundreds of eligible employees. The program includes the MetLife Leadership Deferred Compensation Plan, or Leadership Plan. Under the Leadership Plan, employees may generally elect to defer receipt of their base salary, AVIP awards, and Performance Shares. Income taxation on such compensation is delayed until the employee receives payment. Amounts deferred under the Leadership Plan are subject to the requirements of Section 409A. None of the Named Executive Officers deferred any compensation under the Leadership Plan in 2017.

Under the Leadership Plan, eligible employees may elect to defer receipt of up to 75% of their base salary, all of their AVIP awards, and any Shares deliverable for Performance Share awards. These deferrals are voluntary contributions of the Named Executive Officers’ own earnings.

Compensation that would have been made in Shares, but is deferred, remains deliverable in Shares. This includes Shares deliverable for Performance Shares, Restricted Stock Units, and the Shares deliverable under the Long Term Performance Compensation Plan formerly maintained by the Company. Cash awards under the Long Term Performance Compensation Plan that were irrevocably deferred in the form of Shares are also delivered in Shares. All other deferred compensation is payable in cash.

Participants may elect to receive compensation they have deferred at a specified date before, upon or after employment. In addition, participants may elect to receive payments in a single lump sum or in up to 15 annual installments. However, MetLife pays out the deferred compensation in a single lump sum when the employee leaves MetLife, unless the participant has met certain age and/or service milestones. With respect to compensation that would otherwise have been paid in 2014 and earlier but is instead deferred, the employee’s choice of form and timing of payment is honored if the employee becomes Retirement Eligible or Bridge Eligible (meet the requirements for age and service and have a final separation agreement under a particular severance plan, making the employee eligible for post-retirement medical benefits despite not being Retirement Eligible). With respect to compensation that would have been paid in 2015 or later but was instead deferred, the employee’s choice of form and timing of payment is honored if the employee has completed five or more years of service or is at least age 60 when employment ends. Payments to the top 50 highest paid officers that are due upon separation from service are delayed for six months following their separation, in compliance with Section 409A.

The Company offers a number of simulated investments under the Leadership Plan. Participants may generally choose the simulated investments for their deferred cash compensation at the time they elect to defer compensation, and may change the simulated investment selections for their existing account balances up to six times each calendar year. The rate set for the Auxiliary Fixed Income Fund cannot exceed 120% of the applicable federal long term rate under U.S. Internal Revenue Code Section 1274(d) at the time that rate is set.

The MetLife Deferred Shares Fund is available exclusively for compensation payable in Shares that the employee has deferred (Deferred Shares). The MetLife Common Stock Fund is available for deferred cash compensation. Each of these two funds reflects changes in value of Shares plus the value of imputed reinvested dividends.

2018 Proxy Statement	95

Nonqualified Deferred Compensation at 2017 Fiscal Year-End

The following table reflects the simulated investment returns for 2017 on each of the alternatives offered under the Leadership Plan.

Simulated Investment	2017 Returns

Auxiliary Fixed Income Fund	2.72%
Brighthouse Funds Trust II - Western Asset Management Strategic Bond Opportunities Portfolio - Class A	8.23%
Oakmark Fund® - Investor Class	21.14%
Small Cap Equity Fund	14.53%
Oakmark International Fund - Investor Class	29.75%
S&P 500® Index	21.83%
Russell 2000® Index	14.65%
MSCI EAFE® Index	25.03%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%
Bank of America (BofA) Merrill Lynch U.S. High Yield Index	7.47%
MSCI Emerging Markets Index SM	37.28%
MetLife Deferred Shares Fund(1)	8.28%
MetLife Common Stock Fund(1)	8.28%

1	On August 4, 2017, MetLife, Inc. completed the Brighthouse Financial Separation. The Company increased Deferred Shares, and deferred cash compensation in the MetLife Common Stock Fund, by an adjustment ratio in order to maintain the intrinsic value of the deferred compensation. The Company determined the adjustment ratio by dividing the $53.92 closing price of MetLife, Inc. common stock on August 4, 2017 by the $48.17 opening price of MetLife, Inc. common stock on August 7, 2017, the next trading day.

Each simulated investment was available for the entirety 2017.

Auxiliary Match Plan

Eligible U.S.-based Named Executive Officers and other eligible U.S.-based employees who elected to contribute a portion of their eligible compensation under the tax-qualified 401(k) Plan in 2017 received an employer matching contribution of their eligible compensation in that plan in 2017:

Employee Contribution (as a percentage of eligible compensation)	Employer Matching Contribution (as a percentage of eligible compensation)

3%	3.0%
4%	3.5%
5% or more	4.0%

The employee’s eligible compensation under the 401(k) Plan includes base salary and eligible annual incentive awards.

The U.S. Internal Revenue Code limits compensation that is eligible for employer contributions under the 401(k) Plan. In 2017, the Company could not make contributions based on compensation over $270,000. Named Executive Officers and other eligible employees who elected to participate in the 401(k) Plan during 2017 were credited with a percentage of their eligible compensation beyond that limit. The employer matching contribution was determined using the same employee contribution rate as applied under the 401(k) Plan. This employer matching contribution is credited to an account established for the employee under the nonqualified Auxiliary Match Plan.

If the employee makes no election otherwise, Auxiliary Match Plan balances are paid in a lump sum one year after termination of employment. Employees can elect to receive their Auxiliary Match Plan balances in up to 15 annual installments and/or may elect to delay their payment, or the beginning of their annual payments, for up to 10 years after termination of employment.

2018 Proxy Statement	96

Nonqualified Deferred Compensation at 2017 Fiscal Year-End

Amounts in the Auxiliary Match Plan are subject to the requirements of Section 409A. Participants were able to elect the time and form of their payments through 2008, which was within the time period permitted for such elections under Section 409A. Participants may change the time and form of their payments after 2008, but the election must be made during employment, is not effective until 12 months after it is made, and must delay the start of benefit payments by at least five years from the date payments would have otherwise begun. Payments to the top 50 highest paid officers that are due upon separation from service are delayed for six months following their separation, in compliance with Section 409A.

Employees may choose from a number of simulated investments for their Auxiliary Match Plan accounts. These simulated investments were identical to the core funds offered under the 401(k) Plan in 2017, except that: (1) the rate set for the Auxiliary Fixed Income Fund available under the Auxiliary Match Plan cannot exceed 120% of the applicable federal long term rate under U.S. Internal Revenue Code Section 1274(d) at the time that rate is set; and (2) while the 401(k) Plan offers a fund consisting primarily of Brighthouse Financial, Inc. common stock (due to the dividend of such stock to that plan in connection with the Separation), the Auxiliary Match Plan does not offer a similar simulated investment. Employees may change the simulated investments for new employer matching contributions to their Auxiliary Match Plan accounts at any time.

Employees could change the simulated investments for their existing Auxiliary Match Plan accounts up to four times a month in 2017. Beginning in 2010, employees could not allocate more than 10% of their existing Auxiliary Match Plan account balances to the MetLife Company Stock Fund (except for any account balance already in the MetLife Company Stock Fund as of January 1, 2010), and could not allocate more than 10% of future contributions to that fund. Fees are charged to employees for moving existing balances out of certain international simulated investments prior to the expiration of pre-established holding periods.

The following table reflects the simulated investment returns for 2017 on each of the alternatives offered under the Auxiliary Match Plan.

Simulated Investment	2017 Returns

Auxiliary Fixed Income Fund	2.72%
Bond Index Fund	3.42%
Balanced Index Fund	12.24%
Large Cap Equity Index Fund	21.73%
Large Cap Value Index Fund	13.58%
Large Cap Growth Index Fund	30.20%
Mid Cap Equity Index Fund	16.12%
Small Cap Equity Fund	14.53%
International Equity Fund	35.11%
MetLife Company Stock Fund(1)	8.24%

1	On August 4, 2017, MetLife, Inc. completed the Brighthouse Financial Separation. The Company increased the deferred cash compensation in the MetLife Company Stock Fund by an adjustment ratio in order to maintain the intrinsic value of the deferred compensation. The Company determined the adjustment ratio by dividing the $53.92 closing price of MetLife, Inc. common stock on August 4, 2017 by the $48.17 opening price of MetLife, Inc. common stock on August 7, 2017, the next trading day.

The MetLife Company Stock Fund includes a limited proportion of simulated investments in instruments other than Shares.

Each simulated investment was available for the entirety of 2017.

2018 Proxy Statement	97

Potential Payments upon Termination or Change-in-Control at 2017 Fiscal Year-End

Potential Payments upon Termination or Change-in-Control at 2017 Fiscal Year-End

The following table reflects estimated additional payments or benefits that would have been earned or accrued, or that would have vested or been delivered or paid out earlier than normal, had any Named Executive Officer been terminated from employment or had a change-in-control of the Company occurred on the last business day of 2017 (the Trigger Date), and using the closing price of a Share on that date as applicable. The table reflects hypothetical payments and benefits. None of the payments or benefits has actually been made.

The table and accompanying discussion also do not include payments or benefits under arrangements available on the same basis generally to all salaried employees in the jurisdiction in which the Named Executive Officer is employed. The Named Executive Officers’ pension benefits and nonqualified deferred compensation are described in the tables entitled “Pension Benefits at 2017 Fiscal Year-End” on page 91 and “Nonqualified Deferred Compensation at 2017 Fiscal Year-End” on page 94, respectively.

	Voluntary Resignation	Death		Severance-Eligible Termination (No Change-in-Control)			Change-in-Control (Assuming No Alternative Award)		Change-in-Control Severance Eligible Termination
Name		Accelerated Stock Options	Delivery of Shares (or Cash Equivalent) for Share Awards	Severance Pay	Outplace- ment	Pro-Rata Delivery of Shares (or Payment of Cash Equivalent) for Share Awards	Accelerated Stock Options	Delivery of Shares (or Payment of Cash Equivalent) for Share Awards	Severance Pay	Benefits Continuation

Steven A. Kandarian	$0	$3,358,752	$19,728,259	$1,192,308	$4,959	$ 0	$3,358,752	$19,728,259	$12,100,000	$186,667
John C. R. Hele	$0	$ 963,272	$ 5,649,827	$ 517,212	$4,959	$1,500,200	$ 963,272	$ 5,649,827	$3,627,197	$145,038
Michel Khalaf	$0	$ 572,912	$ 3,371,543	$ 0	$ 0	$ 900,100	$ 572,912	$ 3,371,543	$3,633,333	$ 59,465
Martin J. Lippert	$0	$ 908,384	$ 5,425,846	$ 588,462	$4,959	$1,433,500	$ 908,384	$ 5,425,846	$5,075,795	$125,944
Steven J. Goulart	$0	$ 790,087	$ 4,662,289	$ 573,750	$4,959	$ 0	$ 790,087	$ 4,662,289	$4,116,357	$106,117

Voluntary Resignation

None of the Named Executive Officers has a preferential arrangement that calls for any severance pay in connection with a voluntary resignation from employment prior to a change-in-control. Nor in such a case would any additional preferential payments or benefits have been earned or accrued, or have vested or been delivered or paid out earlier than normal, in favor of any Named Executive Officer.

A Named Executive Officer who had resigned but was Retirement Eligible (for awards granted in 2014 or earlier) or met the Rule of 65 (for awards granted in 2015) as of the Trigger Date would have continued to receive the benefit of the executive’s outstanding LTI. The Company would have delivered Shares for each of the executive’s Performance Shares, or paid cash for each of the executive’s Performance Units, after the conclusion of the performance period, and would have delivered Shares or paid cash for the executive’s Restricted Stock Units and Restricted Units after the conclusion of the restriction period, and all of the executive’s unexercised Stock Options would have continued to vest and remain exercisable for the remainder of their full ten-year term. These terms apply to all employees who meet the age and service qualifications to become Retirement Eligible and have received such awards. Employees who retain their awards may forfeit them if they violate terms including non-disparagement, protection of Company property, interfering with

2018 Proxy Statement	98

Potential Payments upon Termination or Change-in-Control at 2017 Fiscal Year-End

MetLife business, soliciting MetLife employees to leave the Company, or, for executive officers of the Company, competing with MetLife. See the table entitled “Outstanding Equity Awards at 2017 Fiscal Year-End” on page 87 for details on the Performance Shares and Stock Options (and cash equivalents of each). Of the Named Executive Officers, Mr. Kandarian and Mr. Goulart were Retirement Eligible and met the Rule of 65 as of the Trigger Date.

An executive terminated for “cause” would not have continued to receive the benefit of existing LTI described in the previous paragraph.

For this purpose, “cause” is defined as engaging in a serious infraction of Company policy, theft of Company property or services or other dishonest conduct, conduct otherwise injurious to the interests of the Company, or demonstrated unacceptable lateness or absenteeism.

Any other Named Executive Officer who had resigned on the Trigger Date would nevertheless have received any 2015-2017 Performance Shares or Performance Units previously granted to him, because these awards vested on December 31, 2017. The executive would have had 30 days from the Trigger Date to exercise any Stock Options that had vested as of the Trigger Date. Such a Named Executive Officer would have forfeited all other outstanding LTI.

Death

In the unlikely event that a Named Executive Officer had died on the Trigger Date, that executive’s LTI would have vested and Shares would have become immediately deliverable, or cash become immediately payable. The Company would have delivered Shares for the executive’s unvested Performance Shares, or paid cash for the executive’s Performance Units, using 100% of Performance Shares granted (Target Performance), and would have delivered Shares or paid cash for the executive’s unvested Restricted Stock Units and/or Restricted Units. All of the executive’s Stock Options would have become immediately exercisable. These terms apply to all employees of the Company who have been granted such awards. The Share delivery or cash payment for LTI reflected in the table above was calculated using the closing price of Shares on the Trigger Date (the Trigger Date Closing Price).

Severance-Eligible Termination

(No Change-in-Control)

None of the Named Executive Officers has an employment agreement or other arrangement that calls for any severance pay in connection with a termination of employment for cause. If one of these Named Executive Officers had been terminated for cause, the executive’s unvested Performance Shares, Performance Units, and Restricted Stock Units, and all of the executive’s Stock Options (and any cash equivalents for each), would have been forfeited and the executive would have received no annual award for 2017 performance. For the definition of cause for this purpose, see above under “Voluntary Resignation.”

Had such a Named Executive Officer (except for Mr. Khalaf) been terminated from employment due to job elimination without a change-in-control having occurred, the executive would have been eligible for severance pay under a severance program for all officer-level employees. The severance pay would have been equal to 28 weeks base salary plus one week for every year of service, up to 52 weeks base salary. In order to receive any severance pay, the executive would have had to enter into a separation agreement that would have included a release of employment-related claims against the Company (a Separation Agreement). Each executive would also have been entitled to outplacement services. The cost of these payments and services is reflected in the table above. If such a Named Executive Officer’s termination had been due to performance, the amount of severance pay would have been one-half of what it would have been in the case of job elimination.

Mr. Khalaf is not eligible for severance pay under any program that applies without a change-in-control having occurred, except for the equivalent of approximately $410,000 under terms and conditions of employment that apply on the same basis to all employees in Dubai.

An employee who would have been Bridge Eligible had the employee been involuntarily terminated with severance pay on the Trigger Date would have received the benefit of all outstanding LTI made in 2005 through 2014 on the same basis as those who were Retirement Eligible. In order to be Bridge Eligible, an employee must enter into a Separation Agreement. None of the Named Executive Officers had the requisite age and service to qualify for Bridge Eligibility as of the Trigger Date.

2018 Proxy Statement	99

Potential Payments upon Termination or Change-in-Control at 2017 Fiscal Year-End

Any of the Named Executive Officers whose employment was terminated with severance pay and who was not Retirement Eligible, had not met the Rule of 65, and was not Bridge Eligible as of the Trigger Date would have had 30 days from the Trigger Date to exercise any Stock Options that had vested as of the Trigger Date. Such a Named Executive Officer would have received Shares (or cash equivalent) for his 2015-2017 Performance Shares and Performance Units, because these awards vested at the end of the performance period on December 31, 2017. Such a Named Executive Officer would have been offered pro rata cash payments in consideration of any 2016-2018 and 2017-2019 Performance Shares and Performance Units, contingent on a Separation Agreement. The amount of payment for these Performance Shares and Performance Units would have been determined using the amount of time that had passed in the performance period through the date of the termination of employment, the number of Performance Shares or Performance Units granted, the lesser of the performance factor ultimately determined for that three-year performance period or target performance (100%), and the lesser of the closing price of Shares on the date of grant and the closing price of Shares on the date the Compensation Committee determined the performance factor for that performance period. Such payments would not have been made until after the end of the applicable performance period.

Such an Named Executive Officer would also have been offered a pro rata cash payment for any outstanding Restricted Stock Units or Restricted Units that were to have vested in their entirety on the third or later anniversary of their grant date, or that had been granted before December 31, 2015. Such a payment would have been based on the amount of time that had passed in the restriction period through the date of termination of employment.

The estimated cost of these Share-award-related pro rata payments for each Named Executive Officer is reflected in the table above, using the closing price of Shares on the date of grant and a hypothetical 100% performance factor.

Change-in-Control (Assuming No Alternative Award)

The Company’s definition of change-in-control is: any person acquires beneficial ownership of 25% or more of MetLife’s voting securities (for this purpose, persons include any group under Rule 13d-5(b) under the Exchange Act, not including MetLife, any affiliate of MetLife, any Company employee benefit plan, or the MetLife Policyholder Trust); a change in the majority of the membership of MetLife’s Board of Directors (other than any director nominated or elected by other directors) occurs within any 24-month period; or a completed transaction after which the previous shareholders of MetLife do not own the majority of the voting shares in the resulting company, or do not own the majority of the voting shares in each company that holds more than 25% of the assets of MetLife prior to the transaction.

Had a change-in-control occurred on the Trigger Date, the Company could have chosen to substitute an award with at least the same value and at least equivalent material terms that complies with Section 409A (an Alternative Award), rather than accelerate the vesting of, and deliver Shares or pay cash for, the existing LTI Otherwise, the Company would have delivered Shares for the executive’s unvested Performance Shares, or paid cash for the executive’s unvested Performance Units, using Target Performance and the change-in-control price of Shares, and would have delivered Shares or paid cash for the executive’s unvested Restricted Stock Units and Restricted Units using the change-in-control price of Shares. The Company would have made delivery or payment within 30 days after the change-in-control, except that if the event did not qualify as a change-in-control as defined in Section 409A, then delivery or payment would have been made following the end of the three-year performance period originally applicable to the Performance Shares or Performance Units, or following the end of the restriction period applicable to the Restricted Stock Units or Restricted Units.

In addition, if no Alternative Award had been made, each executive’s unvested Stock Options would have become immediately exercisable, and the Compensation Committee could have chosen to cancel each option in exchange for a cash payment equal to the difference between the exercise price of the Stock Option and the change-in-control price.

The estimated cost of these payments and benefits (assuming no Alternative Award) is reflected in the table above. The payment related to unvested LTI was calculated using the Trigger Date Closing Price.

Change-in-Control Severance-Eligible Termination

In addition to being eligible to receive the payments described above under “Change-in-Control,” each of the Named Executive Officers is eligible to participate in the Executive Severance Plan. Under this plan, had a change-in-control occurred on the Trigger

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Potential Payments upon Termination or Change-in-Control at 2017 Fiscal Year-End

Date, and had such a Named Executive Officer’s terms and conditions of employment during the three-year period beginning with the Trigger Date (Employment Period) not satisfied specified standards, the Named Executive Officer could have terminated employment and received severance pay and related benefits. These standards include:

•	base pay no lower than the level paid before the change-in-control;

•	annual bonus opportunities at least as high as other Company executives;

•	participation in all long-term incentive compensation programs for key executives at a level at least as high as for other executives of the Company of comparable rank;

•	aggregate annual bonus and long-term compensation awards at least equal to the aggregate value of such awards for any of the three years prior to the change-in-control;

•	a pro rata annual bonus for any fiscal year that extends beyond the end of the three-year period at least equal to the same pro rata portion of any of the three annual bonuses granted prior to the change-in-control;

•	participation in all Company pension, deferred compensation, savings, and other benefit plans at the same level as or better than those made available to other similarly-situated officers;

•	vacation, indemnification, fringe benefits, and reimbursement of expenses on the same basis as other similarly-situated officers; and

•	a work location at the same office as the executive had immediately prior to the change-in-control, or within 50 miles of that location.

In addition, if the Company had terminated a Named Executive Officer’s employment without cause during the Employment

Period, the executive would have received severance pay and related benefits. For these purposes, cause is defined as the executive’s conviction or plea of nolo contendere to a felony, dishonesty or gross misconduct which results or is intended to result in material damage to the Company’s business or reputation, or repeated, material, willful and deliberate violations by the executive of the executive’s obligations.

Had a Named Executive Officer listed in the table above qualified for severance pay as of the Trigger Date, the amount would have been two times the sum of the executive’s annual salary rate plus the average of the executive’s annual incentive awards for the three fiscal years prior to the change-in-control. If the executive would have received a greater net after-tax benefit by reducing the amount of severance pay below the U.S. Internal Revenue Code’s change-in-control excise tax threshold, the severance pay would have been reduced to an amount low enough to avoid that excise tax.

The executive’s related benefits would have included up to three years continuation of existing medical, dental, and long-term disability plan benefits.

The estimated cost of these payments and benefits is reflected in the table above, using the Trigger Date Closing Price and the actuarial present value of continuation of benefits using the same assumptions or principles that are used by the Company for financial reporting purposes under GAAP.

If severance pay and related benefits had become due because the executive voluntarily terminated employment because the Company failed to provide the terms and conditions specified above during the Employment Period, payment would have been delayed for six months in order to comply with Section 409A.

2018 Proxy Statement	101

Pay Ratio

Pay Ratio

MetLife has calculated a reasonable estimate of the ratio of the CEO’s compensation to that of a median employee, using methods consistent with SEC rules for that purpose.

The determination of the median employee:

•	included employees of its consolidated subsidiaries as of October 1, 2017 (the Measurement Date), determined by the jurisdiction’s general employment law criteria for who is an employee, excluding those identified below.

•	excluded 2,401 employees in the following jurisdictions: Malaysia (561), United Kingdom (417), Egypt (277), Ecuador (212), Nepal (119), Saudi Arabia (108), Uruguay (101), Hungary (99), Vietnam (90), Ukraine (82), Cyprus (80), Jordan (76), Morocco (72), Bulgaria (59), Qatar (15), Kuwait (13), Bahrain (9), Oman (9), Palestinian Authority (2). The total number of global employees, including these employees, was approximately 49,000.

•	used the amount that employees were paid in salary, overtime pay, cash incentives, sign-on payments, recognition awards, tuition reimbursement, and employer allowances to cover a variety of personal expenses, each during the 12 months immediately preceding the Measurement Date.
•	annualized such compensation for full- or part-time employees employed for less than the full 12-month period;

•	focused on employees in the median range with broadly representative compensation features, including AVIP eligible, dependent medical coverage, participant in broadly-available retirement plans.

The determination of the total compensation of the median employee for calendar year 2017 included salary and incentive compensation earned in 2017, employer contributions to defined contribution plans, change in pension value, estimated cost of group medical and dental benefits, and recognition awards. The median employee’s total compensation required no annualization.

The median employee’s 2017 total compensation was $73,794. The CEO’s 2017 total compensation was $14,738,245, which is $11,524 higher than the total column of the Summary Compensation Table due to the addition of the estimated cost of group medical and dental benefits. The resulting ratio of CEO to median employee 2017 total compensation was approximately 200:1.

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Security Ownership of Directors and Executive Officers

OTHER INFORMATION

Security Ownership of Directors and Executive Officers

The table below shows the number of MetLife equity securities beneficially owned by each of the Directors and Named Executive Officers of MetLife and all the Directors and Executive Officers as a group. Other than as disclosed in note (6) below, information in this table is reported as of April 13, 2018.

Securities beneficially owned include, to the extent applicable to a Director, Named Executive Officer, or Executive Officer:

•	securities held in each individual’s name;

•	securities held by a broker for the benefit of the individual;

•	securities which the individual could acquire within the following 60 days (as described in notes (3) and (4) below);

•	securities held indirectly in the 401(k) Plan; and

•	other securities for which the individual may directly or indirectly have or share voting power or investment power (including the power to direct the disposition of the securities).

As of April 13, 2018, none of the Directors or Executive Officers of the Company beneficially owned any of the Company’s Preferred Stock.

	Common Stock

Name	Amount and Nature of Beneficial Ownership (1)(2)(3)(4)	Percent of Class

Steven A. Kandarian	1,924,007	*
Steven J. Goulart	361,515	*
Cheryl W. Grisé	16,888	*
Carlos M. Gutierrez	15,483	*
Gerald L. Hassell	1,047	*
John C. R. Hele	352,711	*
David L. Herzog	5,180	*
R. Glenn Hubbard	49,360	*
Alfred F. Kelly, Jr.	17,991	*
Edward J. Kelly, III	2,202	*
William E. Kennard	15,633	*
Michel Khalaf	196,032	*
James M. Kilts(5)	29,780	*
Catherine R. Kinney	40,218	*
Martin J. Lippert	362,924	*
Denise M. Morrison	12,042	*
Board of Directors of MetLife, but not in each Director’s individual capacity(6)	154,420,615	14.9%
All Directors and Executive Officers, as a group(7)	3,437,291	*

*	Number of Shares represents less than one percent of the number of Shares outstanding as of April 13, 2018.

1	Each Director and Named Executive Officer has sole voting and investment power over the Shares shown in this column opposite his or her name, except as indicated in notes (2), (3) and (4) below.

2	Includes, in the case of Gerald L. Hassell and William E. Kennard, 29 Shares and 10 Shares, respectively, held by the MetLife Policyholder Trust allocated to him in his individual capacity as a beneficiary of the MetLife Policyholder Trust. Directors and Executive Officers as of April 13, 2018, as a group, were allocated 39 Shares as beneficiaries of the MetLife Policyholder Trust in their individual capacities. The beneficiaries have sole investment power and shared voting power with respect to such Shares. Note (6) below describes additional beneficial ownership attributed to the Board of Directors as an entity, but not to any Director in an individual capacity, of Shares held by the MetLife Policyholder Trust.

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Security Ownership of Directors and Executive Officers

3	Includes Shares that are subject to Stock Options which were granted under the MetLife, Inc. 2005 Stock and Incentive Plan and the 2015 Stock and Incentive Plan and are exercisable within 60 days following April 13, 2018. The number of such Stock Options held by each Named Executive Officer is shown in the following table:

Name	Number of Stock Options Exercisable Within 60 Days	Name	Number of Stock Options Exercisable Within 60 Days	Name	Number of Stock Options Exercisable Within 60 Days

Steven A. Kandarian	1,611,054	John C. R. Hele	284,511	Martin J. Lippert	282,609
Steven J. Goulart	283,972	Michel Khalaf	175,251

All Executive Officers as of April 13, 2018, as a group, held 2,657,296 Stock Options exercisable within 60 days following April 13, 2018. None of the Directors, except for Mr. Kandarian, held any Stock Options as of April 13, 2018.

4	Includes Shares deferred under the Company’s nonqualified deferred compensation program (Deferred Shares) that the Director or Named Executive Officer could acquire within 60 days following April 13, 2018, such as by ending employment or service as a Director, or by taking early distribution of the Shares (in some cases with a 10% reduction as provided under the applicable deferred compensation plan). The number of such Deferred Shares held by individual Directors and Named Executive Officers is shown in the following table:

Name	Number of Deferred Shares That Can Be Acquired Within 60 Days	Name	Number of Deferred Shares That Can Be Acquired Within 60 Days	Name	Number of Deferred Shares That Can Be Acquired Within 60 Days

Cheryl W. Grisé	12,180	Alfred F. Kelly, Jr.	5,497	James M. Kilts	8,936
Gerald L. Hassell	1,018	Edward J. Kelly, III	2,202	Catherine R. Kinney	26,366
R. Glenn Hubbard	41,582	William E. Kennard	15,623

The number of Deferred Shares reflected in the table immediately above does not include Deferred Shares to the extent the Company would delay delivery of Shares in order to comply with Section 409A. All Directors and Executive Officers as of April 13, 2018, as a group, held 113,404 Deferred Shares that could be acquired within 60 days following April 13, 2018.

5	Includes 236 Shares held by a limited partnership in which Mr. Kilts and members of his family hold indirect interests.

6	This information is reported as of February 16, 2018. The Board of Directors of MetLife, as an entity, but not any Director in his or her individual capacity, is deemed to beneficially own the Shares held by the MetLife Policyholder Trust because the Board will direct the voting of those Shares on certain matters submitted to a vote of shareholders. This number of Shares deemed owned by the Board of Directors is reflected in Amendment No. 72 to Schedule 13D referred to under the heading “Security Ownership of Certain Beneficial Owners” on page 106.

7	Does not include Shares held by the MetLife Policyholder Trust that are beneficially owned by the Board of Directors, as an entity, as described in note (6). Includes the Shares in the MetLife Policyholder Trust allocated to the Directors and Executive Officers in their individual capacities, as described in note (2). Includes 2,657,296 Shares that are subject to Stock Options that are exercisable, and 113,404 Deferred Shares that could be acquired, within 60 days following April 13, 2018, by all Directors and Executive Officers of the Company, as a group, as described in notes (3) and (4), respectively.

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Deferred Shares Not Beneficially Owned and Deferred Share Equivalents /

Section 16(a) Beneficial Ownership Reporting Compliance

Deferred Shares Not Beneficially Owned and Deferred Share Equivalents

The following table presents additional items that align the Directors’ and Named Executive Officers’ interests with those of the Company’s shareholders because their values depend on the price of Shares, but do not represent beneficial ownership of Shares. Deferred Shares that could not be acquired within 60 days following April 13, 2018 are not considered beneficially owned. Deferred cash compensation or auxiliary cash benefits measured in Share value (Deferred Share Equivalents) are not considered Shares beneficially owned because their payment is not made in Shares. The following table sets forth information on Deferred Shares that could not be acquired within 60 days following April 13, 2018 and Deferred Share Equivalents as of April 13, 2018.

Name	Deferred Shares Not Beneficially Owned and/or Deferred Share Equivalents

Steven A. Kandarian	160,320
Cheryl W. Grisé	35,411
Gerald L. Hassell	407
R. Glenn Hubbard	19,270
Alfred F. Kelly, Jr.	25,006
Edward J. Kelly, III	8,800
James M. Kilts	50,275

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s Directors, certain officers of the Company, and beneficial owners of more than 10% of the Shares to file with the SEC initial reports of ownership and reports of changes in ownership of Shares and other equity securities of the Company. Based solely upon a review of the filings furnished to the Company during 2017 or written representations that no Form 5 was required, the Company believes that all filings required to be made by reporting persons were timely made in accordance with the requirements of the Exchange Act.

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Security Ownership of Certain Beneficial Owners

Security Ownership of Certain Beneficial Owners

The following persons have reported to the SEC beneficial ownership of more than five percent of the Shares:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Beneficiaries of the MetLife Policyholder Trust(1) c/o Wilmington Trust Company, as Trustee, Rodney Square North, 1100 North Market Street Wilmington, DE 19890	154,420,615	14.9%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	73,196,079	7.0%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	67,780,077	6.44%
Wellington Management Group LLP Wellington Group Holdings LLP Wellington Investment Advisors Holdings LLP(4) c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	54,115,331	5.14%

1	The Board of Directors of the Company has reported to the SEC that, as of February 16, 2018, it, as an entity, had shared voting power over 154,420,615 Shares held in the MetLife Policyholder Trust. The Board’s report is in Amendment No. 72, filed on March 1, 2018, to the Board’s Schedule 13D. MetLife created the trust when MLIC, a wholly-owned subsidiary of MetLife, converted from a mutual insurance company to a stock insurance company in April 2000. At that time, eligible MLIC policyholders received beneficial ownership of Shares, and MetLife transferred these Shares to a trust, which is the record owner of the Shares. Wilmington Trust Company serves as trustee. The trust beneficiaries have sole investment power over the Shares, and can direct the trustee to vote their Shares on matters identified in the trust agreement that governs the trust. However, the trust agreement directs the trustee to vote the Shares held in the trust on some shareholder matters as recommended or directed by MetLife’s Board of Directors and, on that account, the Board, under SEC rules, shares voting power with the trust beneficiaries and the SEC has considered the Board, as an entity, a beneficial owner under the rules.

2	This information is based solely on a Schedule 13G/A filed with the SEC on January 25, 2018 by BlackRock, Inc., which reported beneficial ownership as of December 31, 2017 of 73,196,079 Shares, constituting 7.0% of the Shares, with sole voting power with respect to 63,639,730 of the Shares, sole dispositive power with respect to 73,196,079 of the Shares, and shared voting and dispositive power with respect to 0 of the Shares.

3

This information is based solely on a Schedule 13G/A filed with the SEC on February 9, 2018 by The Vanguard Group, which reported beneficial ownership as of December 31, 2017 of 67,780,077 Shares, constituting 6.44% of the Shares, with sole voting power with

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Security Ownership of Certain Beneficial Owners

respect to 1,398,398 of the Shares, sole dispositive power with respect to 66,211,239 of the Shares, shared voting power with respect to 197,728 of the Shares, and shared dispositive power with respect to 1,568,838 of the Shares.

4	This information is based solely on a Schedule 13G filed with the SEC on February 8, 2018 by Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP, which each reported beneficial ownership as of December 31, 2017 of 54,115,331 Shares, constituting 5.14% of the Shares, with sole voting power and sole dispositive power with respect to 0 of the Shares, shared voting power with respect to 17,281,407 of the Shares, and shared dispositive power with respect to 54,115,331 of the Shares.

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Information About the Annual Meeting, Proxy Voting, and Other Information

Information About the Annual Meeting, Proxy Voting, and Other Information

The Board is not aware of any matters to be presented for a vote at the Annual Meeting other than those described in this Proxy Statement. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders designated on the proxy card.

Accessing your proxy materials

MetLife is using “notice and access” procedures to distribute its proxy materials to its shareholders. MetLife is mailing a Notice of Internet Availability of Proxy Materials (Notice) to shareholders. Shareholders who received the Notice may access the proxy materials over the Internet or, on request, receive a paper copy of the materials by mail or an e-mail copy. The Notice includes instructions on how to access the materials over the Internet and how to request a paper or e-mail copy. The Notice further provides instructions on how shareholders may elect to receive proxy materials in the future in printed form or by electronic mail.

Some of our shareholders, including shareholders who previously asked to receive paper copies of the proxy materials, will receive paper copies of the proxy materials.

Electronic delivery of the proxy statement and annual report to shareholders

If you are a shareholder of record, you may choose to receive future proxy statements and annual reports to shareholders electronically by consenting to electronic delivery online at: www.computershare.com/metlife. If you choose to receive your proxy materials electronically, your choice will remain in effect until you notify MetLife that you wish to discontinue electronic delivery of these documents. You may provide your notice to MetLife via the Internet at www.computershare.com/metlife.

If you hold your Shares in street name in a stock brokerage account or at a bank or other nominee, refer to the information provided by that entity for instructions on how to elect this option.

Attending the Annual Meeting

MetLife shareholders of record or their duly appointed proxies are entitled to attend the Annual Meeting.

Holders of record. If you are a MetLife shareholder of record and wish to attend the meeting, please so indicate on the proxy card (if you received printed copies of the proxy materials) or as prompted by the telephone or Internet voting systems and an admittance card will be sent to you. On the day of the meeting, please bring your admittance card, together with photo identification such as a driver’s license, which you will be asked to present to gain entrance to the meeting at 200 Park Avenue, New York, New York.

Holders in street name. Beneficial owners whose Shares are held in street name in a stock brokerage account or by a bank or other nominee also are entitled to attend the meeting. However, because the Company may not have evidence that you are a beneficial owner, you will need to bring proof of your ownership, together with photo identification such as a driver’s license, to be admitted to the meeting. A recent statement or letter from the record owner (your bank, broker or other nominee) confirming your beneficial ownership, together with such photo identification, will be acceptable proof.

Shares outstanding and holders of record entitled to vote at the Annual Meeting

There were 1,018,627,569 Shares outstanding as of the April 13, 2018 record date. Each of those Shares is entitled to one vote on each matter to be voted on at the Annual Meeting.

All holders of record of Shares at the close of business on the April 13, 2018 record date are entitled to vote at the Annual Meeting.

Your vote is important

Whether or not you plan to attend the Annual Meeting, please take the time to vote your Shares as soon as possible. You may vote your Shares on the Internet, by using a toll-free telephone number or by mailing your proxy card (see your Notice or proxy card for complete instructions, or refer to the instructions on page 1 of this Proxy Statement).

Voting your Shares

Holders of record. If you are a shareholder of record or a duly appointed proxy of a shareholder of record, you may vote by:

•	attending the Annual Meeting and voting in person;

•	voting on the Internet or by telephone no later than 10:00 a.m., Eastern Time, June 12, 2018; or

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Information About the Annual Meeting, Proxy Voting, and Other Information

•	mailing your proxy card so that it is received by MetLife, c/o Computershare, P.O. Box 505008, Louisville, KY, 40233-9814 prior to the Annual Meeting.

Instructions about these ways to vote appear on your Notice or proxy card. If you vote on the Internet or by telephone, please have your Notice or proxy card available for reference when you vote.

For shareholders of record, votes submitted by mail, on the Internet or by telephone will be voted by the individuals named on the proxy card in the manner you indicate. If you do not specify how your Shares are to be voted, the proxies will vote your Shares FOR Proposal 1 (election of each Director nominee), Proposal 2 (ratification of appointment of independent auditor) and Proposal 3 (advisory vote to approve compensation paid to the Company’s Named Executive Officers), and vote your Shares AGAINST Proposal 4 (shareholder proposal to adopt a policy that the Chairman of the Board be an independent Director).

Holders in street name. If you are a beneficial owner whose Shares are held in street name and you wish to vote in person at the Annual Meeting, you must contact your bank, broker or other nominee to obtain its proxy. Bring that document with you to the meeting.

If you do not instruct your broker how to vote on Proposals 1, 3, or 4, your Shares will not be voted (a Broker Non-Vote). See “Tabulation of abstentions and Broker Non-Votes” on page 110 for additional details. Contact your bank, broker or other nominee directly if you have questions.

Changing your vote or revoking your proxy after it is submitted

Holders of record. You may change your vote or revoke your proxy by:

•	subsequently voting on the Internet or by telephone no later than 10:00 a.m., Eastern Time, June 12, 2018;

•	signing another proxy card with a later date and returning it so that it is received by MetLife, c/o Computershare, P.O. Box 505008, Louisville, KY, 40233-9814 prior to the Annual Meeting;
•	sending your notice of revocation so that it is received by MetLife, c/o Computershare, P.O. Box 505008, Louisville, KY, 40233-9814 prior to the Annual Meeting or sending your notice of revocation to MetLife via the Internet at www.investorvote.com/MET no later than 10:00 a.m., Eastern Time, June 12, 2018; or

•	attending the Annual Meeting and voting in person.

Holders in street name. If you hold your shares in street name in a stock brokerage account or at a bank or other nominee, please contact the brokerage firm, bank or other nominee for instructions on how to change your vote.

Voting by participants in the MetLife 401(k) Plan

The Bank of New York Mellon is trustee for the portion of the 401(k) Plan which is invested in the MetLife Company Stock Fund. As trustee, it will vote the Shares in the 401(k) Plan in accordance with the voting instructions given by 401(k) Plan participants to the trustee. Instructions on voting appear on the voting instruction form distributed to 401(k) Plan participants. 401(k) Plan participants should return their proxy cards to Computershare, the MetLife 401(k) Plan proxy tabulator, with their voting instructions no later than 6:00 p.m., Eastern Time, June 6, 2018. The trustee will generally vote the Shares held by the 401(k) Plan for which it does not receive voting instructions in the same proportion as the Shares held by such plan for which it does receive voting instructions.

Voting of Shares held in the MetLife Policyholder Trust

The beneficiaries of the MetLife Policyholder Trust may direct Wilmington Trust Company, as trustee, to vote their Shares held in the trust on certain matters that are identified in the trust agreement governing the trust, including approval of mergers and contested Directors’ elections. On all other matters, the trust agreement directs the trustee to vote the Shares held in the trust as recommended or directed by the Company’s Board of Directors. The beneficiaries of the trust may not direct the trustee to vote their shares on any matters to be presented at the Annual Meeting.

Vote required to elect Directors

Under the Company’s By-laws, in an uncontested election, such as the election of Directors at the Annual Meeting, the vote of a majority of the votes cast with respect to a Director’s election at a meeting at which a quorum is present will determine the election of the Director.

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Information About the Annual Meeting, Proxy Voting, and Other Information

Under Delaware law, a Director holds office until the Director’s successor is elected and qualified or until the Director’s earlier resignation or removal. The Company’s By-Laws provide that, following the certification of the shareholder vote in an uncontested election, such as the election of Directors at the Annual Meeting, any incumbent Director who is a nominee for election as Director who receives a greater number of votes “against” his or her election than votes “for” his or her election will promptly tender his or her resignation. The Governance and Corporate Responsibility Committee of the Board will promptly consider the offer to resign and recommend to the Board whether to accept or reject it. The Board of Directors will decide within 90 days following certification of the shareholder vote whether to accept or reject the resignation. The Board’s decision and, if applicable, the reasons for rejecting the resignation, will be disclosed in a Current Report on Form 8-K filed with the SEC.

Vote required to approve matters other than the election of Directors

The affirmative vote of the holders of a majority of the Shares voting will be sufficient to ratify the appointment of Deloitte as MetLife’s independent auditor for 2018 (Proposal 2), to approve the advisory vote to approve the compensation paid to the Company’s Named Executive Officers (Proposal 3), and to approve the shareholder proposal to adopt a policy that the Chairman of the Board be an independent Director (Proposal 4).

Tabulation of abstentions and Broker Non-Votes

If a shareholder abstains from voting as to the election of Directors (Proposal 1), the ratification of the appointment of Deloitte as MetLife’s independent auditor for 2018 (Proposal 2),

the approval of the advisory vote to approve the compensation paid to the Company’s Named Executive Officers (Proposal 3), or the shareholder proposal to adopt a policy that the Chairman of the Board be an independent Director (Proposal 4), the shareholder’s Shares will not be counted as voting for or against that matter.

If you are a beneficial owner whose Shares are held in street name and you do not submit voting instructions to your broker, your broker may generally vote your Shares in its discretion on routine matters. Proposal 2 is considered routine and may be voted upon by your broker if you do not submit voting instructions. However, brokers do not have the discretion to vote their clients’ Shares on non-routine matters, unless the broker receives voting instructions from the beneficial shareholder. Proposals 1, 3, and 4 are considered non-routine matters. Consequently, if your Shares are held in street name, you must provide your broker with instructions on how to vote your Shares in order for your Shares to be voted on these proposals. If a broker does not cast a vote as to Proposal 1, Proposal 3, or Proposal 4, the absence of a vote will have the same effect on those proposals as an abstention, and will not affect the outcome of the vote.

Quorum

To conduct business at the Annual Meeting, a quorum must be present. A quorum will be present if shareholders of record of one-third or more of the Shares entitled to vote at the meeting are present in person or are represented by proxies. Abstentions and Broker Non-Votes will be counted to determine whether a quorum is present.

Proposal		Vote Required	Effect of Abstentions	Effect of Broker Non-Votes

1.	Election of 11 Directors to one-year terms	Majority of Shares voted(1)	No effect	No effect

2.	Ratification of the appointment of Deloitte & Touche LLP as MetLife’s independent auditor for 2018	Majority of Shares voted	No effect	Not applicable

3.	Advisory vote to approve compensation paid to the Company’s Named Executive Officers	Majority of Shares voted	No effect	No effect

4.	Shareholder proposal to adopt a policy that the Chairman of the Board be an independent Director	Majority of Shares voted	No effect	No effect

1	See “Vote required to elect Directors” on page 109.

2018 Proxy Statement	110

Information About the Annual Meeting, Proxy Voting, and Other Information

Inspector of Election and confidential voting.

The Board of Directors has appointed IVS Associates, Inc. to be Inspector of Election at the Annual Meeting. The Company’s By-Laws provide for confidential voting.

Directors’ attendance at annual meetings of shareholders

Directors are expected to attend annual meetings of shareholders, and 12 out of 13 Directors serving at that time attended MetLife’s 2017 annual meeting of shareholders.

Cost of soliciting proxies for the Annual Meeting

The Company has retained Georgeson Inc. to assist with the solicitation of proxies from the Company’s shareholders of record. For these services, the Company will pay Georgeson Inc. a fee of approximately $15,000, plus expenses. The Company also will reimburse banks, brokers or other nominees for their costs of sending the Company’s proxy materials to beneficial owners. Directors, officers or other MetLife employees also may solicit proxies from shareholders in person, or by telephone, facsimile transmission or other electronic means of communication, but will not receive any additional compensation for such services.

Deadline for submission of shareholder proposals and nominations for the 2019 annual meeting of shareholders

Rule 14a-8 under the Exchange Act establishes the eligibility requirements and the procedures that must be followed for a shareholder’s proposal to be included in a public company’s proxy materials. Under the Rule, proposals submitted for inclusion in MetLife’s 2019 proxy materials must be received by MetLife, Inc. at 200 Park Avenue, New York, NY 10166, Attention: Corporate Secretary, on or before the close of business on December 27, 2018. If the Company changes this deadline, it will disclose that fact and the new deadline in a Quarterly Report on Form 10-Q or a Current Report on Form 8-K. Proposals must comply with all the requirements of Rule 14a-8.

MetLife’s By-Laws permit a shareholder, or a group of up to 20 shareholders, owning Shares continuously for at least three years representing an aggregate of at least three percent of the voting power entitled to vote in the election of Directors, to nominate and include in MetLife’s proxy materials Director nominees constituting up to the greater of two nominees or 20% of MetLife’s Board, provided that the shareholders and the Director nominees satisfy the requirements in the By-Laws. Notice of Director nominees for inclusion in the proxy materials must be received by our Corporate Secretary at the address below no earlier than the close of business on January 13, 2019 and no later than the close of business on February 12, 2019.

A shareholder may present a matter for consideration at MetLife’s 2019 annual meeting of shareholders (including any shareholder proposal not submitted under Rule 14a-8 or any Director nomination) without requesting that the matter be included in the Company’s Proxy Statement. To do so, the shareholder must deliver to the MetLife Corporate Secretary no earlier than the close of business on January 13, 2019 and no later than the close of business on February 12, 2019 or such other date as may be announced by the Company in accordance with its By-Laws a notice and accompanying disclosure questionnaire containing the information required by the advance notice and other provisions of the Company’s By-Laws. Copies of the By-Laws and disclosure questionnaire may be obtained by written request to MetLife, Inc., 200 Park Avenue, New York, NY 10166, Attention: Corporate Secretary. The By-Laws and disclosure questionnaire also are available on MetLife’s website at www.metlife.com/about/corporate-profile/corporate-governance/ by selecting the appropriate category under the heading “Related Links.”

Where to find the voting results of the Annual Meeting

The Company will announce preliminary voting results at the Annual Meeting and publish preliminary or final voting results in a Form 8-K within four business days following the meeting. If only preliminary voting results are available for reporting in the Form 8-K, the Company will amend the Form 8-K to report final voting results within four business days after the final voting results are known.

Principal executive offices

The principal executive offices of MetLife are at 200 Park Avenue, New York, NY 10166.

Communications with the Company’s Directors

The Board of Directors provides procedures through which security holders may send written communications to individual Directors or the Board of Directors, and procedures through which interested parties may submit communications to the Non-Management Directors. In addition, the Audit Committee of the Board of Directors provides procedures through which interested

2018 Proxy Statement	111

Information About the Annual Meeting, Proxy Voting, and Other Information

parties may submit communications regarding accounting, internal accounting controls or auditing matters to the Audit Committee. Information about these procedures is available on MetLife’s website at www.metlife.com/about/corporate-profile/corporate-governance/ by selecting “Corporate Conduct” and then the appropriate link under the “Corporate Conduct” section.

Forward-Looking Statements

This Proxy Statement may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” “drive,” “become,” “transform,” “continue,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife’s 2017 Form 10-K, any Quarterly Reports on Form 10-Q or Current Report on Form 8-K filed by MetLife with the SEC after the date of the 2017 Form 10-K under the captions “Note Regarding Forward-Looking Statements” or “Risk Factors,” and other filings MetLife makes with the SEC. MetLife does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife makes on related subjects in reports to the SEC.

MetLife’s Annual Report on Form 10-K

MetLife, Inc. will provide to shareholders without charge, upon written request, a copy of MetLife, Inc.’s Annual Report on Form 10-K (including financial statements and financial statement schedules, but without exhibits) for the fiscal year ended December 31, 2017. MetLife, Inc. will furnish to requesting shareholders any exhibit to the 2017 Form 10-K upon the payment of reasonable expenses incurred by MetLife, Inc. in furnishing such exhibit. Requests should be directed to MetLife Investor Relations, MetLife, Inc., 200 Park Avenue, New York, New York 10166 or via the Internet by going to http://investor.metlife.com and selecting “Information Requests.” The 2017 Form 10-K may also be accessed at http://investor.metlife.com by selecting “Financial Information,” “SEC Filings,” “MetLife, Inc. — View SEC Filings” as well as at the website of the United States Securities and Exchange Commission at www.sec.gov.

2018 Proxy Statement	112

Proposal 4 — Shareholder Proposal to Adopt a Policy that the Chairman of the Board be an Independent Director

PROPOSAL 4 —SHAREHOLDER PROPOSAL TO ADOPT A POLICY THAT THE CHAIRMAN OF THE BOARD BE AN INDEPENDENT DIRECTOR

The Board of Directors recommends that you vote AGAINST this proposal to adopt a policy that the Chairman of the Board be an independent director.

Shareholder Proposal

Proposal 4 — Independent Board Chairman

Shareholders request our Board of Directors to adopt as policy, and amend our governing documents as necessary, to require henceforth that the Chair of the Board of Directors, whenever possible, to be an independent member of the Board. The Board would have the discretion to phase in this policy for the next CEO transition, implemented so it does not violate any existing agreement.

If the Board determines that a Chairman who was independent when selected is no longer independent, the Board shall select a new Chair who satisfies the requirements of the policy within a reasonable amount of time. Compliance with this policy is waived if no independent director is available and willing to serve as Chairman. This proposal requests that all the necessary steps be taken to accomplish the above.

Caterpillar is an example of a company recently changing course and naming an independent board chairman. Caterpillar had strongly opposed a shareholder proposal for an independent board chairman as recently as its 2016 annual meeting. Wells Fargo also changed course and named an independent board chairman in 2016.

It was reported that 53% of the Standard & Poors 1,500 firms separate these 2 positions (2015 report): Chairman and CEO. This proposal topic won 50%-plus support at 5 major U.S. companies in 2013 including 73%-support at Netflix.

Having a board chairman who is independent of management is a practice that will promote greater management accountability to shareholders and lead to a more objective evaluation of management.

A number of institutional investors said that a strong, objective board leader can best provide the necessary oversight of management. Thus, the California Public Employees’ Retirement System’s Global Principles of Accountable Corporate Governance recommends that a company’s board should be chaired by an independent director, as does the Council of Institutional Investors (whose members have $3 Billion invested in stocks). An independent director serving as chairman can help ensure the functioning of an effective board.

An independent chairman is more important at MetLife because our Lead Director, Cheryl Grisé had the longest tenure on our Board. Long-tenure can impair the independence of a director — no matter how well qualified. Independence is a priceless attribute in a Lead Director. Ms. Grisé is also potentially overworked with director work at 5 companies plus she is also assigned duties on 2 important MetLife Board Committees.

In fact “overworked with director work at 5 companies” seems to be a trademark of MetLife directors. These MetLife directors are potentially overworked with director work at 5 companies each:

Cheryl Grisé

David Herzog

Edward Kelly

James Kilts

Carlos Gutierrez

William Kennard

This overwork situation is compounded since these directors held 6 positions on the most important MetLife Board Committees.

Please vote to enhance the oversight of our CEO:

Independent Board Chairman — Proposal 4

2018 Proxy Statement	113

Proposal 4 — Shareholder Proposal to Adopt a Policy that the Chairman of the Board be an Independent Director

Board of Directors Statement in Opposition

The Board has carefully considered the foregoing shareholder proposal and unanimously recommends a vote AGAINST it for the following reasons:

OUR CURRENT GOVERNANCE SYSTEM PROVIDES THE BOARD WITH FLEXIBILITY TO DETERMINE THE MOST EFFECTIVE LEADERSHIP STRUCTURE FOR THE COMPANY

•	The Company and its shareholders are best served by preserving the Board’s flexibility to serve shareholders’ interests by considering all appropriate leadership options and selecting the best qualified Chairman based on the Company’s circumstances and needs at the time. The Company’s By-Laws currently allow the Board to select an independent Director as Chairman. A rigid “one-size-fits-all” approach would limit this necessary flexibility. The Board has a fiduciary duty to act in the best interests of the Company and its shareholders; giving the Board flexibility in choosing a Chairman better enables the Board to fulfill this obligation.

•	After careful consideration, the Board has determined that having our Chief Executive Officer serve as Chairman alongside an independent Lead Director with significant responsibilities best serves the interests of the Company and its shareholders. Mr. Kandarian brings a strong combination of skills and expertise to the Board. In particular, Mr. Kandarian’s extensive knowledge of the Company’s day-to-day operations and long-term strategic initiatives, strong understanding of shareholder interests, and understanding of the complex global market and regulatory environment in which we operate, as well as his prior experience as the Company’s Chief Investment Officer, make him the best qualified candidate to fulfill both roles.

•	Our Board will continue to monitor and assess the appropriateness of its leadership structure and the performance of our Lead Director on a regular basis as the needs of the Company evolve and change.

•	Just two years ago, a significant majority of our shareholders rejected a proposal urging the Board to adopt a policy that the Chairman of the Board be an independent Director.

THE BOARD’S STRONG INDEPENDENT LEAD DIRECTOR ROLE PROVIDES EFFECTIVE INDEPENDENT OVERSIGHT OF MANAGEMENT AND MEANINGFUL INDEPENDENT BOARD LEADERSHIP

•	Our Board provides effective independent oversight of management, including through a strong independent Lead Director role.

•	The Independent Directors elected Dr. R. Glenn Hubbard to serve as Lead Director in June 2017 based on his leadership strength and deep understanding of global economic conditions and policies.

•	Our Lead Director provides meaningful independent leadership of the Board by virtue of his significant authority and well-defined responsibilities that are set forth in our Corporate Governance Guidelines and By-Laws. Our Lead Director:

–	Leads executive sessions of the Independent Directors and other Board meetings at which the Chairman is not present;

–	Leads discussions of the Board when the Chairman has a conflict (or potential conflict) of interest;

–	Leads meetings of shareholders at which the Chairman is not present;

–	Has authority to call meetings of the Independent Directors;

–	Has authority to call special meetings of shareholders;

–	Approves information sent to the Board;

–	Approves Board meeting agendas, in coordination with the Chairman;

–	Approves Board meeting schedules;

–	Confers with the Chairman on important Board matters, ensuring the Board focuses on key issues and tasks facing the Company;

2018 Proxy Statement	114

Proposal 4 — Shareholder Proposal to Adopt a Policy that the Chairman of the Board be an Independent Director

–	Facilitates communication and serves as a liaison between the Chairman and the Independent Directors;

–	Provides guidance to the Chairman regarding the ongoing development of Directors;

–	Participates in the Compensation Committee’s annual performance evaluation of the Chairman and the Chief Executive Officer;

–	Participates in Chief Executive Officer succession planning;

–	Together with the Chairman, ensures the efficient and effective performance and functioning of the Board;

–	Assists the Board, the Governance and Corporate Responsibility Committee and management in promoting corporate governance best practices;

–	In the event of the incapacity of the Chairman and Chief Executive Officer, oversees the process for calling a special meeting to determine the action to be taken under the circumstances; and

–	Is available for consultation with shareholders, when appropriate.

–	The shareholder proposal includes supporting information concerning our Lead Director that is incorrect, out-of-date, and irrelevant. The shareholder proposal incorrectly identifies our Lead Director as Ms. Grisé and states that “our Lead Director, Cheryl Grisé had the longest tenure on our Board.” Our actual Lead Director, Dr. Hubbard, is not the longest-tenured Director on the Board. The proposal also incorrectly identifies the number of boards of companies on which Ms. Grisé serves; even if those statements were true, they have no bearing on Dr. Hubbard’s independence and no impact on his ability to effectively serve in the Lead Director role.

THE BOARD HAS MANY OTHER STRUCTURAL SAFEGUARDS AND GOVERNANCE PRACTICES THAT PROVIDE EFFECTIVE INDEPENDENT OVERSIGHT OF THE COMPANY

•	Our Board also exercises independent oversight of management activities and is comprised of independent Committee Chairs and experienced and committed independent Directors:

–	All of our Directors are Independent Directors, except for our Chief Executive Officer;

–	The Chairs and all members of each of our Board committees, other than the Executive Committee, are Independent Directors. Each Board committee operates under a written charter that sets forth responsibilities relating to key matters;

–	At each regularly scheduled meeting of the Board, the Independent Directors meet in executive session, without management present, to discuss matters they deem appropriate, including the Chief Executive Officer’s performance evaluation and succession planning;

–	The Independent Directors approve the Chief Executive Officer’s compensation through processes overseen by our independent Compensation Committee and with the participation of our Lead Director; and

–	The Board and its committees have direct unfettered access to the Company’s officers and employees and the authority to retain independent outside advisors.

Finally, our Board leadership structure is in line with that in place at most other S&P 500 companies. For example, according to the 2017 Spencer Stuart U.S. Board Index (2017), 72% of companies in the S&P 500 have a board chair who is part of management.

Accordingly, the Board of Directors recommends that you vote AGAINST this proposal to adopt a policy that the Chairman of the Board be an independent Director.

2018 Proxy Statement	115

Appendix A – Compensation Discussion and Analysis Supplementary Information

APPENDIX A — COMPENSATION DISCUSSION AND ANALYSIS SUPPLEMENTARY INFORMATION

Comparator Group and MetLife Revenues, Total Assets and Market Capitalization

Comparator Group Company	Revenues(1)(3)	Total Assets(1)(4)	Market Capitalization(2)(4)

Aflac Incorporated	$ 21,667	$ 137,217	$ 34,274
American International Group, Inc.	$ 49,520	$ 498,301	$ 53,565
The Allstate Corporation	$ 38,524	$ 112,422	$ 37,172
American Express Company(6)	$ 33,471	$ 181,159	$ 85,307
AXA S.A.(5)(7)	$159,598	$1,044,154	$ 68,573
Bank of America Corporation(6)	$ 87,352	$2,281,234	$303,681
Citigroup Inc.(6)	$ 71,449	$1,842,465	$191,227
The Hartford Financial Services Group, Inc.	$ 16,974	$ 225,260	$ 20,083
HSBC Holdings plc(5)(6)	$ 51,445	$2,521,771	$210,758
JPMorgan Chase & Co.(6)	$ 99,624	$2,533,600	$366,302
Manulife Financial Corporation(5)(8)	$ 46,658	$ 583,626	$ 41,574
Morgan Stanley(6)	$ 37,945	$ 851,733	$ 93,821
Prudential Financial, Inc.	$ 59,689	$ 831,921	$ 48,585
Sun Life Financial Inc.(5)(8)	$ 23,467	$ 215,290	$ 25,338
The Travelers Companies, Inc.	$ 28,902	$ 103,483	$ 36,813
U.S. Bancorp(6)	$ 22,057	$ 462,040	$ 88,710
Wells Fargo & Company(6)	$ 88,389	$1,951,757	$296,774
MetLife(9)	$ 62,308	$ 719,892	$ 52,764

1	Source (other than AXA S.A.): 2017 Annual Reports on Forms 10-K, 20-F, or 40-F as applicable. Source for AXA S.A.: 2017 Annual Report. Amounts in millions for 2017.

2	Source: Bloomberg.

3	Amounts in millions for fiscal year ended December 31, 2017.

4	Amounts in millions as of December 31, 2017.

5	Amounts reported for “Revenues and “Total Assets” under International Financial Reporting Standards. Amount reported for “Revenues” combines financial statement lines for Revenues and Net Investment Result for comparability to GAAP Revenues. All other companies’ information reported under GAAP.

6	For these companies with banking operations, revenues are shown net of the interest expense associated with deposits, short-term borrowings, trading account liabilities, long-term debt, etc. This is consistent with the presentation in each company’s financial statements.

7	Amounts converted from Euros at €1 = U.S.$1.20, the exchange rate as of December 31, 2017.

8	Amounts converted from Canadian dollars at CAD1 = U.S.$0.80, the exchange rate as of December 31, 2017.

9	MetLife excludes Brighthouse Financial, which separated from MetLife in 2017.

2018 Proxy Statement	A-1

Appendix A – Compensation Discussion and Analysis Supplementary Information

AVIP Performance Funding Level and 2017 Calculation

The calculation has the following features:

•	Adjusted Earnings is adjusted to eliminate the impact (if any) of variable investment income on an after-tax basis that was higher or lower than the Business Plan goal by 10% or more (Adjusted Earnings for AVIP).

•	For each one percent deviation in Adjusted Earnings for AVIP within three percent above or below Business Plan, the AVIP Performance Funding Level moves one percent up or down. For each one percent deviation outside of that three percent corridor, the Performance Funding Level moves 2.5% up or down, to a threshold funding level of 50% or maximum funding level of 150%.

•	If Adjusted Earnings for AVIP were less than 50% of the Business Plan Goal, the performance metrics call for AVIP Performance Funding Level at zero – generating no funds for AVIP awards.

The Company’s Adjusted Earnings for AVIP produced the AVIP Performance Funding Level and resulting amount available for all AVIP awards for 2017 shown below.

($ in millions)

Adjusted Earnings(1)	$4,306
Add (Subtract) shortfall (excess) of variable investment income, to the extent more than 10% lower (higher) than the Business Plan target	$—

Sum is Adjusted Earnings for AVIP	$4,306
Business Plan Adjusted Earnings goal	$4,052
Adjusted Earnings for AVIP as a percentage of Business Plan Adjusted Earnings goal	106.3%
AVIP Performance Funding Level (for Adjusted Earnings for AVIP of 106.3% of Business Plan goal): 100% + 3% + (3.3 x 2.5%) = 111.2%	111.2%
Total target-performance planning amount of all employees’ AVIP (the AVIP Planning Target)	$454
Total amount available for all AVIP equals AVIP Performance Funding Level times AVIP Planning Target	$505

1	The Compensation Committee increased and decreased 2017 Adjusted Earnings for certain items. See “Annual Incentive Awards” on page 62.

2018 Proxy Statement	A-2

Appendix A – Compensation Discussion and Analysis Supplementary Information

Performance Share and Performance Unit

Performance Factor

	Adjusted ROE Performance as a Percentage of Business Plan Goal	Performance Factor

Below Threshold	0-79%	0%
Threshold	80%	25%
Target	100%	100%
Maximum	120%	175%
Above Maximum	121%+	175%

	TSR Performance as a Percentile of Peers	Performance Factor

Below Threshold	0-24th %ile	0%
Threshold	25th %ile	25%
Target	50th %ile	100%
Maximum	87.5th %ile	175%
Above Maximum	87.6th-99th %ile	175%

The performance metrics call for a cap to the entire performance factor at 100% if the Company’s TSR for the performance period is zero or negative.

Performance Share and Performance Unit TSR Comparators

•   Aegon N.V.

•   Aflac Incorporated

•   AIA Group Limited

•   Allianz SE

•   The Allstate Corporation

•   American International Group, Inc.

•   Assicurazioni Generali S.p.A.

•   Aviva PLC

•   AXA S.A.

•   The Dai-ichi Life Insurance Company, Limited

•   The Hartford Financial Services Group Inc.

•   Legal & General Group PLC

•   Lincoln National Corporation

•   Manulife Financial Corporation

•   Ping An Insurance (Group) Company of China, Ltd.

•   Principal Financial Group, Inc.

•   Prudential Financial, Inc.

•   Prudential plc

•   The Travelers Companies, Inc.

•   Unum Group

•   Zurich Financial Services AG

2018 Proxy Statement	A-3

Appendix B – Non-GAAP and Other Financial Disclosures

APPENDIX B – NON-GAAP AND OTHER FINANCIAL DISCLOSURES

Any references in this Proxy Statement (except in this section and the tables that accompany this section) to:		should be read as, respectively:

(i)	net income (loss);	(i)	net income (loss) available to MetLife, Inc.’s common shareholders;

(ii)	net income (loss) per share;	(ii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share;

(iii)	adjusted earnings;	(iii)	adjusted earnings available to common shareholders;

(iv)	adjusted earnings per share;	(iv)	adjusted earnings available to common shareholders per diluted common share;

(v)	book value per share;	(v)	book value per common share;

(vi)	book value per share, excluding AOCI other than FCTA;	(vi)	book value per common share, excluding AOCI other than FCTA;

(vii)	premiums, fees and other revenues;	(vii)	premiums, fees and other revenues (adjusted);

(viii)	return on equity;	(viii)	return on MetLife, Inc.’s common stockholders’ equity;

(ix)	return on equity, excluding AOCI other than FCTA; and	(ix)	return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA; and

(x)	adjusted return on equity, excluding AOCI other than FCTA.	(x)	adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA.

In this Proxy Statement, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:

(i)	adjusted revenues;	(i)	revenues;

(ii)	adjusted expenses;	(ii)	expenses;

(iii)	adjusted premiums, fees and other revenues;	(iii)	premiums, fees and other revenues;

(iv)	adjusted earnings;	(iv)	income (loss) from continuing operations, net of income tax;

(v)	adjusted earnings available to common shareholders;	(v)	net income (loss) available to MetLife, Inc.’s common shareholders;

(vi)	adjusted earnings available to common shareholders, excluding total notable items;	(vi)	net income (loss) available to MetLife, Inc.’s common shareholders;

(vii)	adjusted earnings available to common shareholders per diluted common share;	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share;

(viii)	adjusted earnings available to common shareholders, excluding total notable items per diluted common share;	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share;

(ix)	adjusted return on equity;	(ix)	return on equity;

(x)	adjusted return on equity, excluding AOCI other than FCTA;	(x)	return on equity;

2018 Proxy Statement	B-1

Appendix B – Non-GAAP and Other Financial Disclosures

(xi)	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA;	(xi)	MetLife, Inc.’s stockholders’ equity;

(xii)	MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA);	(xii)	MetLife, Inc.’s stockholders’ equity;

(xiii)	MetLife, Inc.’s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA);	(xiii)	MetLife, Inc.’s stockholders’ equity;

(xiv)	MetLife, Inc.’s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary, and notable items and costs associated with separation-related items (excludes AOCI other than FCTA); and	(xiv)	MetLife, Inc.’s stockholders’ equity; and

(xv)	free cash flow of all holding companies.	(xv)	MetLife, Inc.’s net cash provided by (used in) operating activities.

Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included in this section. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income.

MetLife’s definitions of the various non-GAAP and other financial measures discussed in this Proxy Statement may differ from those used by other companies:

Adjusted earnings and related measures

•	adjusted earnings;

•	adjusted earnings available to common shareholders;

•	adjusted earnings available to common shareholders, excluding total notable items;

•	adjusted earnings available to common shareholders per diluted common share; and

•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share.

These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, both net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted revenues and adjusted expenses

These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued

2018 Proxy Statement	B-2

Appendix B – Non-GAAP and Other Financial Disclosures

operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. In addition, for the year ended December 31, 2016, adjusted revenues and adjusted expenses exclude the financial impact of converting MetLife’s Japan operations to calendar-year end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.

The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues:

•	Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees);

•	Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, and (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.

The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:

•	Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments);

•	Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments;

•	Amortization of DAC and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;

•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

•	Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition, integration and other costs.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from the Company’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

2018 Proxy Statement	B-3

Appendix B – Non-GAAP and Other Financial Disclosures

Return on equity and related measures

•	MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax.

•	MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA).

•	Adjusted return on MetLife, Inc.‘s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.‘s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Adjusted return on MetLife, Inc.‘s common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA): adjusted earnings available to common shareholders divided by MetLife, Inc.‘s average common stockholders’ equity, excluding net assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA).

•	Adjusted return on MetLife, Inc.‘s common stockholders’ equity: Adjusted earnings available to common shareholders divided by MetLife, Inc.‘s average common stockholders’ equity.

•	Return on MetLife, Inc.‘s common stockholders’ equity, excluding AOCI other than FCTA: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.‘s average common stockholders’ equity, excluding AOCI other than FCTA.

•	Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.

The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Also refer to the utilization of adjusted earnings and other financial measures based on adjusted earnings mentioned above.

The following additional information is relevant to an understanding of MetLife’s performance results:

•	Expense ratio: other expenses, net of capitalization of DAC, divided by total premiums, fees and other revenues.

•	Adjusted expense ratio: other expenses, net of capitalization of DAC, both on an adjusted basis, divided by total adjusted premiums, fees and other revenues.

•	Adjusted expense ratio excluding total notable items: other expenses, net of capitalization of DAC, both on an adjusted basis, excluding total notable items related to other expenses, divided by total adjusted premiums, fees and other revenues.

•	Statistical sales information for U.S. MetLife Holdings: calculated (i) for life sales using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance, and (ii) annuity sales consist of statutory premiums, excluding company sponsored internal exchanges. Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

•	Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

•	Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates.

2018 Proxy Statement	B-4

Appendix B – Non-GAAP and Other Financial Disclosures

•	MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders.

•	Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect the company’s results, but that were unknown and that the Company could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan to help investors have a better understanding of company results and to evaluate and forecast those results.

2018 Proxy Statement	B-5

Appendix B – Non-GAAP and Other Financial Disclosures

	2016		2017
	($ in millions, except per share data)
		Earnings Per Weighted Average Common Shares Diluted(1)		Earnings Per Weighted Average Common Shares Diluted(1)
Total Company—Reconciliation of Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.’s common shareholders (as reported 2/13/18)	$627	$0.57	$3,643	$3.38
Adjustments for assumed variable annuity guarantee reserves:
Add: Net derivative gains (losses)	184	0.16	214	0.20
Add: Provision for income tax (expense) benefit	(64)	(0.06)	50	0.04

Net income (loss) available to MetLife, Inc.’s common shareholders	$747	$0.67	$3,907	$3.62
Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	317	0.29	(308)	(0.29)
Less: Net derivative gains (losses)	(690)	(0.64)	(590)	(0.56)
Less: Other adjustments to continuing operations	(481)	(0.43)	(1,622)	(1.50)
Less: Provision for income tax (expense) benefit	306	0.27	3,188	2.96
Less: Income (loss) from discontinued operations, net of income tax	(2,734)	(2.46)	(986)	(0.91)
Add: Net income (loss) attributable to noncontrolling interests	4	—	10	0.01

Adjusted earnings available to common shareholders	$4,033	$3.64	$4,235	$3.93
Less: Total notable items	(709)	(0.64)	(622)	(0.58)

Adjusted earnings available to common shareholders, excluding total notable items	$4,742	$4.28	$4,857	$4.50

Weighted average common shares outstanding—diluted (In millions)		1,108.5		1,078.5
Total Company—Premiums, Fees and Other Revenues
Total premiums, fees and other revenues	$44,370		$45,843
Less: Unearned revenue adjustments	30		12
Less: GMIB fees	124		125
Less: Settlement of foreign currency earnings hedges	4		22
Less: Divested businesses and Lag elimination(2)	(267)		(516)

Total adjusted premiums, fees and other revenues	$44,479		$46,200

2018 Proxy Statement	B-6

Appendix B – Non-GAAP and Other Financial Disclosures

	2016	2017
	($ in millions)
Reconciliation of Capitalization of DAC to Capitalization of DAC, as reported on an adjusted basis
Capitalization of DAC	$ (3,152)	$ (3,002)
Less: Divested businesses and Lag elimination(2)	(1)	34

Capitalization of DAC, as reported on an adjusted basis	$ (3,151)	$ (3,036)

Reconciliation of Other Expenses to Other Expenses, as reported on an adjusted basis
Other expenses	$13,295	$12,953
Less: Noncontrolling interest	(6)	(12)
Less: Regulatory implementation costs	1	—
Less: Acquisitions, integration and other costs	64	65
Less: Divested businesses and Lag elimination(2)	296	491

Other expenses, as reported on an adjusted basis	$12,940	$12,409

Other expenses, net of capitalization DAC and Expense Ratio
Other expenses	$13,295	$12,953
Add: Capitalization of DAC	(3,152)	(3,002)

Other expenses, net of capitalization of DAC	$10,143	$ 9,951

Total premiums, fees and other revenues	$44,370	$45,843
Expense ratio	22.9%	21.7%

Other expenses, as reported on an adjusted basis	$12,940	$12,409
Add: Capitalization of DAC, as reported on an adjusted basis	(3,151)	(3,036)

Other expenses, net of capitalization of DAC, as reported on an adjusted basis	$ 9,789	$ 9,373
Less: Total notable items related to other expenses, as reported on an adjusted basis	(507)	(377)

Other expenses, net of capitalization of DAC, on an adjusted basis, excluding total notable items related to other expenses, as reported on an adjusted basis	$ 9,282	$ 8,996

Total adjusted premiums, fees and other revenues	$44,479	$46,200

Adjusted expense ratio	22.0%	20.3%
Adjusted expense ratio, excluding total notable items	20.9%	19.5%

2018 Proxy Statement	B-7

Appendix B – Non-GAAP and Other Financial Disclosures

	2016	2017

Return on Equity
Return on MetLife, Inc.’s:
Common stockholders’ equity (as reported 2/13/18)	0.9%	5.9%
Common stockholders’ equity	1.0%	6.3%
Common stockholders’ equity, excluding AOCI other than FCTA (as reported 2/13/18)	1.1%	7.3%
Common stockholders’ equity, excluding AOCI other than FCTA	1.3%	7.7%
Adjusted return on MetLife, Inc.’s:
Common stockholders’ equity (as reported 2/13/18)	5.6%	6.9%
Common stockholders’ equity	5.6%	6.8%
Common stockholders’ equity, excluding AOCI other than FCTA (as reported 2/13/18)	7.1%	8.5%
Common stockholders’ equity, excluding AOCI other than FCTA	7.0%	8.4%
Common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA) (as reported 2/13/18)	8.3%	9.7%
Common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA)	8.2%	9.6%
Common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA) (as reported 2/13/18)	10.4%	10.5%
Common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	10.3%	10.3%
Common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary, total notable items, MetLife’s equity investment in Brighthouse Financial, Inc. common stock from the Separation through 2017 year-end and costs associated with separation-related items (excludes AOCI other than FCTA) (as reported 2/13/18)	10.8%	12.6%
Common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary, total notable items, MetLife’s equity investment in Brighthouse Financial, Inc. common stock from the Separation through 2017 year-end and costs associated with separation-related items (excludes AOCI other than FCTA)	10.8%	12.5%
Book Value(3)
Book value per common share (as reported 2/13/18)	$ 59.35	$ 53.57
Book value per common share	$ 59.76	$ 54.24
Less: Net unrealized investment gains (losses), net of income tax	11.55	13.09
Less: Defined benefit plans adjustment, net of income tax	(1.80)	(1.77)

Book value per common share, excluding AOCI other than FCTA	$ 50.01	$ 42.92
Less: Adjustment for assumed variable annuity guarantee reserves	0.40	0.68

Book value per common share, excluding AOCI other than FCTA (as reported 2/13/18)	$ 49.61	$ 42.24

Common shares outstanding, end of period (In millions)	1,095.5	1,043.6

2018 Proxy Statement	B-8

Appendix B – Non-GAAP and Other Financial Disclosures

	2016	2017
	($ in millions)
MetLife, Inc.’s Common Stockholders’ Equity
Total MetLife, Inc.’s stockholders’ equity (as reported 2/13/18)	$67,087	$57,968
Add: Adjustment for assumed variable annuity guarantee reserves	444	708

Total MetLife, Inc.’s stockholders’ equity	67,531	58,676
Less: Preferred stock	2,066	2,066

MetLife, Inc.’s common stockholders’ equity	65,465	56,610
Less: Net unrealized investment gains (losses), net of income tax	12,650	13,662
Less: Defined benefit plans adjustment, net of income tax	(1,972)	(1,845)

Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA	$54,787	$44,793

Average common stockholders’ equity (as reported 2/13/18)	$71,483	$61,631
Average common stockholders’ equity	$71,959	$62,154
Average common stockholders’ equity, excluding AOCI other than FCTA (as reported 2/13/18)	$57,133	$49,968
Average common stockholders’ equity, excluding AOCI other than FCTA	$57,609	$50,491
Average common stockholder equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA) (as reported 2/13/18)	$38,729	$40,431
Average common stockholder equity, excluding net equity of assets and liabilities of disposed subsidiary (excludes AOCI other than FCTA)	$39,204	$40,955
Average common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary, total notable items, MetLife’s equity investment in Brighthouse Financial, Inc. common stock from the Separation through 2017 year-end and costs associated with separation-related items (excludes AOCI other than FCTA) (as reported 2/13/18)	$43,734	$38,396
Average common stockholders’ equity, excluding net equity of assets and liabilities of disposed subsidiary, total notable items, MetLife’s equity investment in Brighthouse Financial, Inc. common stock from the Separation through 2017 year-end and costs associated with separation-related items (excludes AOCI other than FCTA)	$44,104	$38,919

1	Adjusted earnings available to common shareholders is calculated on a standalone basis and may not equal the sum of adjusted earnings available to common shareholders, excluding total notable items.

2	For the year ended December 31, 2016, Divested businesses and Lag elimination includes adjustments related to the financial impact of converting MetLife’s Japan operations to calendar year end reporting without retrospective application of this change to prior periods.

3	Book value excludes $2,066 million of equity related to preferred stock at both December 31, 2017 and 2016.

2018 Proxy Statement	B-9

Appendix B – Non-GAAP and Other Financial Disclosures

2015
($ in millions)
Total Company - Reconciliation of Net Income (Loss) Available to MetLife, Inc.’s Common Shareholders to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.’s common shareholders (as reported 2/13/18)	$ 5,163
Adjustments for assumed variable annuity guarantee reserves:
Add: Net derivative gains (losses)	80
Add: Provision for income tax (expense) benefit	(28)

Net income (loss) available to MetLife, Inc.’s common shareholders	$ 5,215

Adjustments from net income (loss) available to MetLife, Inc.’s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	609
Less: Net derivative gains (losses)	629
Less: Other adjustments to continuing operations	(1,361)
Less: Provision for income tax (expense) benefit	154
Less: Income (loss) from discontinued operations, net of income tax	1,324
Add: Net income (loss) attributable to noncontrolling interests	12
Add: Preferred Stock repurchase premium	42

Adjusted earnings available to common shareholders	$ 3,914

2018 Proxy Statement	B-10

Appendix B – Non-GAAP and Other Financial Disclosures

	2015	2016	2017
	($ in billions)
Reconciliation of Net Cash Provided by Operating Activities of MetLife, Inc. to Free Cash Flow of All Holding Companies
MetLife, Inc. (parent company only) net cash provided by operating activities	$1.6	$ 3.7	$ 6.5
Adjustments from net cash provided by operating activities to free cash flow:
Add: Incremental debt to be at or below target leverage ratios	1.8	—	—
Add: Adjustments from net cash provided by operating activities to free cash flow(1)	0.1	(2.3)	(0.3)

MetLife, Inc. (parent company only) free cash flow	3.5	1.4	6.2
Other MetLife, Inc. holding companies free cash flow(2)	0.5	1.0	(0.5)

Free cash flow of all holding companies(3)	$4.0	$ 2.4	$ 5.7

Ratio of net cash provided by operating activities to consolidated net income (loss) available to MetLife, Inc.’s common shareholders:
MetLife, Inc. (parent company only) net cash provided by operating activities	$1.6	$ 3.7	$ 6.5
Consolidated net income (loss) available to MetLife, Inc.’s common shareholders(3)	$5.2	$ 0.7	$ 3.9
Ratio of net cash provided by operating activities (parent company only) to consolidated net income (loss) available to MetLife, Inc.’s common shareholders(3),(4)	31%	502%	165%
Ratio of free cash flow to adjusted earnings available to common shareholders:
Free cash flow of all holding companies(5)	$4.0	$ 2.4	$ 5.7
Consolidated adjusted earnings available to common shareholders(5)	$3.9	$ 4.0	$ 4.2
Ratio of free cash flow of all holding companies to consolidated adjusted earnings available to common shareholders(5)	102%	60%	134%

1	Adjustments include: (i) capital contributions to subsidiaries; (ii) returns of capital from subsidiaries; (iii) repayments on and (issuances of) loans to subsidiaries, net; and (iv) investment portfolio and derivatives changes and other, net.

2	Components include: (i) dividends and returns of capital from subsidiaries; (ii) capital contributions from MetLife, Inc.; (iii) capital contributions to subsidiaries; (iv) repayments on and (issuances of) loans to subsidiaries, net; (v) other expenses; (vi) dividends and returns of capital to MetLife, Inc. and (vii) investment portfolio changes and other, net.

3	Consolidated net income (loss) available to MetLife, Inc.’s common shareholders for 2017 includes Separation-related costs of $0.3 billion, net of income tax. Excluding this amount from the denominator of the ratio, this ratio, as adjusted, would be 153%. Consolidated net income (loss) available to MetLife, Inc.’s common shareholders for 2016 includes Separation-related costs of $0.07 billion, net of income tax. Excluding this amount from the denominator of the ratio, this ratio, as adjusted, would be 457%. Consolidated net income (loss) available to MetLife, Inc.’s common shareholders for 2015 includes a non-cash charge of $0.8 billion, net of income tax, related to an uncertain tax position. Excluding this charge from the denominator of the ratio, this ratio, as adjusted, would be 27%.

4	Including the free cash flow of other MetLife, Inc. holding companies of ($0.5) billion, $1.0 billion and $0.5 billion for the years ended December 31, 2017, 2016 and 2015 respectively, in the numerator of the ratio, this ratio, as adjusted, would be 153%, 636% and 40%, respectively. Including the free cash flow of other MetLife, Inc. holding companies in the numerator of the ratio and excluding the Separation-related costs and uncertain tax position non-cash charge from the denominator of the ratio, this ratio, as adjusted, would be 141%, 579% and 34% for the years ended December 31, 2017, 2016 and 2015, respectively.

5

i) In 2017, $2.1 billion of Separation-related items (comprised of certain Separation-related inflows primarily related to dividends from Brighthouse, net of outflows) were included, which increased our holding companies’ liquid assets, as well as our free cash flow. Excluding these Separation-related items, adjusted free cash flow would be $3.6 billion for the year ended December 31, 2017. Consolidated adjusted earnings available to common shareholders for 2017 was negatively impacted by notable items, primarily related to tax adjustments, of $0.6 billion, net of income tax. Excluding the Separation-related items, which increased free cash flow, from the

2018 Proxy Statement	B-11

Appendix B – Non-GAAP and Other Financial Disclosures

numerator of the ratio and excluding such notable items negatively impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2017 would be 75%.

ii) In 2016, we incurred $2.3 billion of Separation-related items (comprised of certain Separation-related outflows, net of inflows related to dividends from Brighthouse subsidiaries) which reduced our holding companies’ liquid assets, as well as our free cash flow. Excluding these Separation-related items, adjusted free cash flow would be $4.7 billion for the year ended December 31, 2016. Consolidated adjusted earnings available to common shareholders for 2016 was negatively impacted by notable items, primarily related to the actuarial assumption review and other insurance adjustments, of $0.7 billion, net of income tax, and Separation-related costs of $0.02 billion, net of income tax. Excluding the Separation-related items, which reduced free cash flow, from the numerator of the ratio and excluding such notable items and Separation-related costs negatively impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2016 would be 98%.

(iii) In 2015, dividends from Brighthouse subsidiaries of $0.5 billion were included in and increased our holding companies’ liquid assets, as well as our free cash flow. Excluding these inflows related to dividends from Brighthouse subsidiaries, adjusted free cash flow would be $3.5 billion for the year ended December 31, 2015. Consolidated adjusted earnings available to common shareholders for 2015 includes a non-cash charge of $0.8 billion, net of income tax, related to an uncertain tax position. Excluding these Brighthouse inflows, which increased free cash flow, from the numerator of the ratio and excluding such non-cash charge negatively impacting consolidated adjusted earnings available to common shareholders from the denominator of the ratio, the adjusted free cash flow ratio for 2015 would be 74%.

2018 Proxy Statement	B-12

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B	Proposals — The following items are more fully described in the Proxy Statement accompanying this card. The Board of Directors has proposed and recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. The Board of Directors recommends a vote AGAINST Proposal 4.

1. Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+

01 - Cheryl W. Grisé	☐	☐	☐	05 - R. Glenn Hubbard, Ph.D.	☐	☐	☐	09 - James M. Kilts	☐	☐	☐

02 - Carlos M. Gutierrez	☐	☐	☐	06 - Steven A. Kandarian	☐	☐	☐	10 - Catherine R. Kinney	☐	☐	☐

03 - Gerald L. Hassell	☐	☐	☐	07 - Edward J. Kelly, III	☐	☐	☐	11 - Denise M. Morrison	☐	☐	☐

04 - David L. Herzog	☐	☐	☐	08 - William E. Kennard	☐	☐	☐

	For	Against	Abstain
2. Ratification of Appointment of Deloitte & Touche LLP as Independent Auditor for 2018	☐	☐	☐
3. Advisory Vote to Approve the Compensation Paid to the Company’s Named Executive Officers	☐	☐	☐
4. Shareholder Proposal to Adopt a Policy that the Chairman of the Board be an Independent Director	☐	☐	☐

C	Authorized Signatures — THIS SECTION MUST BE COMPLETED FOR YOUR VOTE TO BE COUNTED. — Date and Sign Below

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS B AND C ABOVE. PLEASE COMPLETE SECTION A ON THE OTHER SIDE OF THE CARD IF APPLICABLE.

02REHC

YOUR VOTE IS IMPORTANT. PLEASE REMEMBER TO CAST YOUR VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Common Shareholders - Internet and telephone voting are available through 10:00 AM Eastern Time, June 12, 2018.

Proxy Cards submitted by common shareholders who vote by mail must be received prior to the 2018 Annual Meeting.

MetLife 401(k) Plan Participants - Internet and telephone voting are available until 6:00 PM Eastern Time, June 6, 2018.

Voting Instruction Forms submitted by plan participants who vote by mail must be received by 6:00 PM, Eastern Time, June 6, 2018.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card/Voting Instruction Form.

Please see reverse for instructions on voting by Internet, telephone or mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report and Chairman’s Letter are available at http://investor.metlife.com.

Common shareholders may consent to receive MetLife, Inc.’s Annual Reports to Shareholders, Proxy Statement and other shareholder communications electronically at www.computershare.com/metlife.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy Card/Voting Instruction Form — MetLife, Inc.	+

Proxy solicited on behalf of the Board of Directors of MetLife, Inc. for the 2018 Annual Meeting, June 12, 2018

Common Shareholders

The shareholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby appoint(s) Kristin H. Smith and Jeannette N. Pina, or either of them, each with full power of substitution, as proxies to vote all shares of MetLife, Inc. Common Stock that the shareholder(s) would be entitled to vote on all matters that may properly come before the 2018 Annual Meeting and at any adjournments or postponements thereof. The proxies are authorized to vote and will vote in accordance with the specifications indicated by the shareholder(s) on the reverse of this Proxy Card. If this Proxy Card is signed and returned by the shareholder(s), and no specifications are indicated, the proxies are authorized to vote as recommended by the Board of Directors of MetLife, Inc. If this Proxy Card is signed and returned, the proxies appointed thereby will be authorized to vote in their discretion on any other matters that may be presented for a vote at the 2018 Annual Meeting and at any adjournments or postponements thereof.

Plan Participants

The Bank of New York Mellon is the Trustee (the “Plan Trustee”) of the MetLife 401(k) Plan (the “Plan”).

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of MetLife, Inc. Common Stock (“Shares”) that are allocated to your Plan account and shown on the reverse of this Voting Instruction Form. The Plan Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may instruct the Plan Trustee how to vote by telephone, Internet or by signing and returning this Voting Instruction Form. See the reverse side of this form for instructions on how to vote. A postage-paid envelope is enclosed. The Plan Trustee must receive your voting instructions no later than 6:00 p.m., Eastern Time, June 6, 2018, to vote in accordance with the instructions.

The Plan Trustee will vote your Plan Shares in accordance with the specifications indicated by you on the reverse of this Voting Instruction Form. If the Plan Trustee does not receive your instructions by 6:00 p.m., Eastern Time, June 6, 2018, or if you sign and return this Voting Instruction Form and no specifications are indicated, the Plan Trustee will vote your Plan Shares in the same proportion as the Plan Shares for which it has received instructions. On any matters other than those described on the reverse of this Voting Instruction Form that may be presented for a vote at the 2018 Annual Meeting and any adjournments or postponements thereof, your Plan Shares will be voted in the discretion of the proxies appointed by the shareholders of MetLife, Inc.

A	Non-Voting Items		☐
Change of Address — Please print new address below.		Meeting Attendance
Mark box to the right if
you plan to attend the
Annual Meeting.
(Continued and to be marked, dated and signed, on the other side)

∎	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS B AND C ON THE OTHER SIDE OF THE CARD. PLEASE COMPLETE SECTION A ABOVE IF APPLICABLE.	+